As filed with the Securities and Exchange Commission on October 10, 2013

File No. 333-190942

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)
Common Shares, $0.01 Par Value Per Share	5,057,749 Shares	$13.78(1)	$69,695,781.22(1)	$8,976.82
MuniFund Term Preferred Shares, 2.65% Series 2015 #1	2,207,500 Shares	$10.00	$22,075,000	$2,843.26
MuniFund Term Preferred Shares, 2.60% Series 2015	1,472,500 Shares	$10.00	$14,725,000	$1,896.58

(1)	Net asset value per share of common shares on October 3, 2013.
(2)	Transmitted prior to filing. A registration fee of $91.62 was previously paid in connection with the initial filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

(NMT, NMT PRC, NMT PRD) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB, NMB PRC) AND NUVEEN MASSACHUSETTS AMT-FREE MUNICIPAL INCOME FUND (NGX, NGX PRC) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[            ], 2013

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus in connection with the annual shareholder meetings of the Funds. The following proposals will be considered:

—	the election of members of each Fund’s Board of Trustees (each, a “Board” or the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

—

the reorganization of each of: (i) Nuveen Massachusetts Dividend Advantage Municipal Fund (“Dividend Advantage”) and (ii) Nuveen Massachusetts AMT-Free Municipal Income Fund (“AMT-Free” and together with Dividend Advantage, the “Target Funds” or each individually, a “Target Fund”) into Nuveen Massachusetts Premium Income Municipal Fund (“Premium Income” or the “Acquiring Fund”) (each, a “Reorganization” and together, the “Reorganizations”); and

—

the elimination of the Acquiring Fund’s current fundamental investment policy and adoption of a new fundamental investment policy regarding the ability of the Acquiring Fund to make loans, in order to update and conform the Acquiring Fund’s policies with those of other closed-end municipal funds sponsored by Nuveen Investments, Inc. (“Nuveen”).

Proposals Regarding the Reorganizations

Q.	What actions has each Fund’s Board approved?

A.	The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the Reorganizations of each of Dividend Advantage and AMT-Free into the Acquiring Fund.

Q.	Why has each Fund’s Board recommended this proposal?

A.

Each Fund’s Board has determined that its respective Reorganization(s) would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and the Target Funds have similar investment objectives and policies, comparable portfolio compositions and are managed by the same portfolio manager. In light of these similarities, the proposed Reorganizations are intended to reduce fund redundancies and create a single, larger state fund. The proposed Reorganizations also are intended to result in lower total expenses per common share (excluding the costs of leverage) for shareholders of each Target Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund and to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. The proposed Reorganizations are expected to offer other benefits discussed below.

Q.	What are the potential benefits of the Reorganizations to common shareholders?

A.	The investment adviser to the Funds and/or each Fund’s Board believe that the proposed Reorganizations are expected to offer the following potential benefits to common shareholders of the Funds:

—

Lower fees and operating expenses per common share (excluding the costs of leverage) for shareholders of the Target Funds (as shareholders of the combined fund following the Reorganizations) from greater economies of scale as the combined fund’s size allows fixed operating expenses to be spread over a larger asset base. As of the date shown in the Comparative Fee Table in the enclosed Joint Proxy Statement/Prospectus, the total operating expenses for the combined fund would have been one basis point higher than the expenses of the Acquiring Fund (with and without leverage) and Dividend Advantage (including leverage).

—

Improved secondary market trading for common shares as the combined fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

—

Increased flexibility in managing the structure and costs of leverage over time, for example, by enabling the larger combined fund to simultaneously employ, or modify allocations between, fixed rate and floating rate issues as issues mature and/or as the investment adviser’s market outlook changes. In contrast, a smaller stand-alone fund would likely be limited to employing one type of leverage and to smaller issues.

Q.	How will preferred shareholders be affected by the Reorganizations?

A.

The Acquiring Fund has two series of MuniFund Term Preferred Shares (“MTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus, and these shares will remain outstanding following the Reorganizations. Each Target Fund has one series of MTP Shares outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Reorganizations, preferred shareholders of each Target Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganizations, as the preferred shares of the Target Fund exchanged therefor. Although the Acquiring Fund preferred shares to be issued to each Target Fund will consist of a separate series, such series will rank on parity with other outstanding preferred shares of the Acquiring Fund. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, preferred shareholders of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

Q.	Will the Reorganizations impact Fund distributions to common shareholders?

A.	The Reorganizations are not expected to adversely impact distributions to common shareholders and are expected to result in higher distribution rates for common shareholders of each Target Fund (as common shareholders of the combined fund following the Reorganizations) as a result of lower operating expenses per common share (excluding the costs of leverage).

Q.	Do the Funds have similar investment objectives and policies?

A.	Yes. The Funds have similar investment objectives, policies and risks and are managed by the same portfolio manager. Each Fund emphasizes: (i) investment in tax-exempt municipal securities providing current income exempt from both regular federal and Massachusetts income taxes and, with respect to AMT-Free only, the federal alternative minimum tax applicable to individuals (the “AMT”); and (ii) the enhancement of portfolio value relative to the municipal bond market through investment in tax-exempt municipal securities that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. Each Fund also emphasizes investments in investment-grade municipal securities. As discussed below, except for AMT-Free, the Funds are not required to invest in securities that are not subject to the AMT. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	What is the impact on AMT-Free shareholders of the Acquiring Fund’s ability to invest in municipal securities subject to the AMT?

A.	With respect to AMT-Free only, the Fund seeks to provide current income exempt from the AMT. The Acquiring Fund has not established any limit on the percentage of investments that may be invested in Massachusetts municipal obligations that are subject to the AMT and thus, a substantial portion of the dividends paid by the Acquiring Fund may be taxable to its shareholders under the AMT. Accordingly, to the extent that the combined fund invests a portion of its portfolio in municipal obligations that are subject to the AMT, shareholders of AMT-Free (as shareholders of the combined fund following the Reorganizations) who are subject to the AMT will be taxed on such income. As a result, the Acquiring Fund may not be a suitable investment for investors who are subject to the AMT. As of May 31, 2013, the percentage of total investments invested in debt securities subject to the AMT for each of the Acquiring Fund, Dividend Advantage and AMT-Free was 11.43%, 11.35% and 0.00%, respectively. The portion of the combined fund’s total assets invested in securities subject to the AMT as of the closing of the Reorganizations or in the future, and the portion of income subject to the AMT, cannot be known in advance.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganizations?

A.	Shareholders of each Target Fund and the Acquiring Fund will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting as a single class and preferred shareholders also voting separately. Shareholders of the Acquiring Fund also will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common and preferred shareholders voting as a single class and common shares also voting separately.

Q.	Will shareholders of the Target Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value of the Acquiring Fund common shares received by Target Fund shareholders (including for this purpose fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held as of the close of trading on the business day immediately prior to the closing of the Reorganizations. Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Target Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganizations, as the preferred shares of the Target Fund exchanged therefor.

Current shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund. With respect to matters requiring all common shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, common shareholders of the Acquiring Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

Q.	Do the Reorganizations constitute a taxable event for the Target Funds’ shareholders?

A.

No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. However, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Target Fund).

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.

The closing of each Reorganization is contingent upon the closing of both Reorganizations. Because the closing of the Reorganizations is contingent upon both Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying their other closing conditions, it is possible that your Fund’s Reorganization(s) will not occur, even if shareholders of your Fund approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q.	Will shareholders of the Target Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	The total costs of the Reorganizations (whether or not consummated) are estimated to be $500,000, and the estimated allocation among the Funds is as follows: $75,000 (0.10%) for the Acquiring Fund, $115,000 (0.38%) for Dividend Advantage and $310,000 (0.76%) for AMT-Free (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended May 31, 2013). The allocation of the estimated costs of the Reorganizations among the Funds is based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and distribution increases, if any, to each Fund during the first year following the Reorganizations. Common shareholders will indirectly bear the costs of the Reorganizations. Preferred shareholders will not bear any costs of the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) for shareholders of the Target Funds (as shareholders of the combined fund following the Reorganizations) and the potential for increased distributions over time for the common shareholders of each Target Fund in their capacity as common shareholders of the Acquiring Fund following the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees for corporate actions should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about February 10, 2014 or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganizations?

A.	After careful consideration, the Board has determined that the Reorganizations are in the best interests of each Fund and recommends that you vote FOR your Fund’s proposal(s).

Proposal Regarding New Fundamental Investment Policy Relating to Loans (Premium Income only)

Q.	Why has Premium Income’s Board proposed a change to the Fund’s fundamental investment policy?

A.	The proposal is part of a multi-year effort to ensure that all of Nuveen’s municipal bond closed-end funds have a uniform and up-to-date set of investment policies that reflect the evolution and changes in the municipal bond market that have emerged over the past 20 years. The proposed changes are part of a comprehensive “best practices” initiative on behalf of the funds that began more than three years ago.

Nuveen’s municipal bond closed-end funds have been brought to market at different intervals over the course of more than 20 years, and reflect various policies and investment capabilities prevalent at the time of their creation. The investment policies of older funds generally do not reflect subsequent developments in the municipal bond market, including new types of securities and investment strategies. Consequently, many of Nuveen’s more recently offered municipal bond closed-end funds feature investment capabilities not uniformly enjoyed by older municipal bond closed-end funds. The proposal set forth in the Joint Proxy Statement/Prospectus is designed to provide those funds with the same portfolio management tools currently available to Nuveen’s more recently offered funds.

Q.	What are the potential benefits of the new fundamental investment policy relating to loans for common shareholders of Premium Income?

A.

The proposed new fundamental investment policy would permit Premium Income to make loans to the extent permitted by the Investment Company Act of 1940, as amended. This would generally permit Premium Income to lend up to 33 1/3% of its total assets. Among other things, this change is intended to provide Premium Income with the flexibility to make loans in circumstances where a municipal issuer is in distress, if Nuveen Fund Advisors, LLC (the “Adviser”) and/or Nuveen Asset Management, LLC (the “Sub-Adviser”) believes that doing so would both:

—	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

—	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

A loan to an issuer in distress involves risk. In this circumstance, it is possible that Premium Income could lose its entire investment with an issuer as well as the amount loaned.

Q.	Was there a particular catalyst or portfolio concern prompting the loan policy proposal?

A.	This proposal is part of a broader policy initiative undertaken by Nuveen for the past several years. There are currently no identified credit situations within the complex where the use of this greater loan flexibility is intended or targeted. As stated in the Joint Proxy Statement/Prospectus, this policy change proposal reflects the broader intent to provide Nuveen’s municipal closed-end funds, including Premium Income, the same portfolio management flexibility already available to other funds with similar investment objectives within the Nuveen complex.

Q.	Does the loan policy proposal reflect a growing concern on Nuveen’s part over the state of municipal issuers?

A.

Nuveen’s portfolio management and research team is actively engaged in monitoring both macro issues impacting the municipal bond market as well as individual credit holdings held by the various Nuveen funds. The team regularly comments on the strength of the municipal bond market as well as provides in-depth research articles. Providing Premium Income with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value, and, importantly, should not be viewed as a commentary on the state of the municipal bond market.

Q.	Have the Nuveen municipal closed-end funds participated in loans to municipal issuers in the past?

A.	Though such a loan situation in the municipal market is rare, it represents a more common workout practice in the corporate bond market. The most recent situation where a Nuveen fund with the flexibility to do so made a loan to an issuer facing a credit workout situation occurred approximately nine years ago. Since that time, a limited number of funds having a policy permitting the making of loans have considered doing so in particular workout situations, but ultimately determined to take other actions in pursuit of maximizing shareholder value.

Q.	Is this proposal in response to any past or current municipal credit litigation?

A.	This proposal is not related to any past or pending litigation.

Q.	Will this option impact how the underlying bonds should be valued?

A.	Premium Income will value a loan based on several factors that draw upon policies and procedures adopted and approved by the Fund’s Board that are able to value instruments issued in these types of situations. As with any investment, risks exist, and if the Adviser and/or the Sub-Adviser is wrong, the valuation of a particular loan could be impacted and effect the value of the underlying bond held in Premium Income’s portfolio. However, we would not expect that any loans would constitute a meaningful portion of Premium Income’s total assets.

Q.	What actions are required in order to implement the new fundamental investment policy for Premium Income?

A.	In order to implement the new fundamental investment policy relating to Premium Income’s ability to make loans and obtain the potential benefits described above, shareholders are being asked to approve the elimination of the existing fundamental investment policy and the implementation of the new replacement fundamental investment policy.

Q.	What happens if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve the new fundamental investment policy?

Premium Income will not be able to implement the new fundamental investment policy as discussed above. As a result, Premium Income may not be able to participate in certain investment opportunities that are available to similarly situated funds that have the flexibility to make loans in circumstances where a municipal issuer is in distress. In addition, if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve the new fundamental investment policy, Premium Income’s Board may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the proposal. Premium Income’s Board urges you to vote without delay in order to avoid the potential for additional proxy solicitation costs.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at (866) 612-5814 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[            ], 2013

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT, NMT PRC, NMT PRD) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB, NMB PRC) AND NUVEEN MASSACHUSETTS AMT-FREE MUNICIPAL INCOME FUND (NGX, NGX PRC) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 3, 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Massachusetts Premium Income Municipal Fund (“Premium Income” or the “Acquiring Fund”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Dividend Advantage”) and Nuveen Massachusetts AMT-Free Municipal Income Fund (“AMT-Free” and together with Dividend Advantage, the “Target Funds” or each individually, a “Target Fund”) will be held in the offices of Nuveen Investments, Inc. 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, January 3, 2014, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members.

For each Fund:

(a)	Three (3) Class I Board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Stockdale, Stone and Stringer are nominees for election by all shareholders.

(b)	Two (2) Board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by holders of preferred shares.

2.	Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below, for an Agreement and Plan of Reorganization pursuant to which each Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

For each Fund:

(a)	The common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization.

(b)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

3.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For the Acquiring Fund:

(a)	The common and preferred shareholders voting as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	The common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

4.	Approval of Elimination of Fundamental Policy and Adoption of New Fundamental Policy.

For Premium Income:

(a)(i)	The common and preferred shareholders voting as a single class to approve the elimination of Premium Income’s existing fundamental investment policy related to the Fund’s ability to make loans.

(a)(ii)	The preferred shareholders voting separately to approve the elimination of Premium Income’s existing fundamental investment policy related to the Fund’s ability to make loans.

(b)(i)	The common and preferred shareholders voting as a single class to approve a new fundamental investment policy related to Premium Income’s ability to make loans.

(b)(ii)	The preferred shareholders voting separately to approve a new fundamental investment policy related to Premium Income’s ability to make loans.

5.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on October 7, 2013 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED OCTOBER 10, 2013

NUVEEN FUNDS 333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606 (800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT, NMT PRC, NMT PRD) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB, NMB PRC) AND NUVEEN MASSACHUSETTS AMT-FREE MUNICIPAL INCOME FUND (NGX, NGX PRC) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[            ], 2013

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders and preferred shareholders of Nuveen Massachusetts Premium Income Municipal Fund (“Premium Income” or the “Acquiring Fund”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Dividend Advantage”) and Nuveen Massachusetts AMT-Free Municipal Income Fund (“AMT-Free” and together with Dividend Advantage, the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, January 3, 2014, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [            ], 2013. Shareholders of record of the Funds as of the close of business on October 7, 2013 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals.

Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Fund for which the votes of common shareholders and preferred shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus and which shareholders are solicited to vote with respect to each matter.

Matter		Common Shares	Preferred Shares
For Shareholders of Premium Income,

1(a)	the common and preferred shareholders voting as a single class to elect three (3) Class I Board Members,	X	X

1(b)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X

2(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization,	X	X

2(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	—	X

3(a)	the common and preferred shareholders voting as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization,	X	X

3(b)	the common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.	X	—

4(a)(i)	the common and preferred shareholders voting as a single class to approve the elimination of Premium Income’s existing fundamental investment policy related to the Fund’s ability to make loans.	X	X

4(a)(ii)	the preferred shareholders voting separately to approve the elimination of Premium Income’s existing fundamental investment policy related to the Fund’s ability to make loans.	—	X

4(b)(i)	the common and preferred shareholders voting as a single class to approve a new fundamental investment policy related to Premium Income’s ability to make loans.	X	X

4(b)(ii)	the preferred shareholders voting separately to approve a new fundamental investment policy related to Premium Income’s ability to make loans.	—	X

Matter		Common Shares	Preferred Shares
For Shareholders of Dividend Advantage,

1(a)	the common and preferred shareholders voting as a single class to elect three (3) Class I Board Members,	X	X

1(b)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X

2(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization,	X	X

2(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.	—	X

For Shareholders of AMT-Free,

1(a)	the common and preferred shareholders voting as a single class to elect three (3) Class I Board Members,	X	X

1(b)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X

2(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization,	X	X

2(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.	—	X

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of two Board Member nominees to be elected by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on October 7, 2013 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of October 7, 2013 the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	MTP Shares(1)
Acquiring Fund (NMT)	4,776,927	3,664,500
Dividend Advantage (NMB)	1,966,050	1,472,500
AMT-Free (NGX)	2,727,317	2,207,500

(1)	The common shares of the Acquiring Fund are listed on the New York Stock Exchange (“NYSE”), and the common shares of Dividend Advantage and AMT-Free are listed on the NYSE MKT (formerly NYSE

Amex). The Acquiring Fund has outstanding two series of MuniFund Term Preferred Shares (“MTP Shares”), each of which is listed on the NYSE and has the ticker symbol NMT PrC and NMT PrD, respectively. The MTP Shares of Dividend Advantage and AMT-Free also are listed on the NYSE and have the ticker symbols NMB PrC and NGX PrC, respectively. Upon the closing of the Reorganizations, it is expected that the common shares and MTP Shares of the Acquiring Fund will continue to be listed on the NYSE.

The proposed reorganizations seek to combine three Funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds. The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued MTP Shares, with a par value of $0.01 per share and a liquidation preference of $10 per share, of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time (as defined in the Agreement and Plan of Reorganization). Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund MTP Shares, having substantially identical terms, as the outstanding MTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with the Acquiring Fund’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of each Fund’s common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of each Fund’s outstanding preferred shares, also voting separately. In addition, common and preferred shareholders of the Acquiring Fund voting as a single class, and common shareholders also voting separately, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

The closing of each Reorganization is contingent upon the closing of both Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares. Because the closing of the Reorganizations is contingent upon both Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares and MTP Shares, 2.60% Series 2015 and 2.65% Series 2015 #1 of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganizations, dated [ ], 2013 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended May 31, 2013; and

(iii)	the audited financial statements and related independent registered public accounting firm’s report for each Target Fund and the financial highlights for each Target Fund contained in the Fund’s Annual Report for the fiscal year ended May 31, 2013.

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares and MTP Shares of the Acquiring Fund of

v

which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund are listed on the NYSE, and the common shares of Dividend Advantage and AMT-Free are listed on the NYSE MKT. Each Fund’s MTP Shares are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the common shares and MTP Shares of the Acquiring Fund will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares and MTP Shares in each Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

[            ], 2013

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT, NMT PRC, NMT PRD) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB, NMB PRC) AND NUVEEN MASSACHUSETTS AMT-FREE MUNICIPAL INCOME FUND (NGX, NGX PRC)

TABLE OF CONTENTS

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS	1
Board Nominees/Board Members	2
Compensation	10
Board Leadership Structure and Risk Oversight	12
The Officers	21

PROPOSAL NO. 2—REORGANIZATION OF EACH TARGET FUND INTO THE ACQUIRING FUND	25

A. SYNOPSIS	25
Background and Reasons for the Reorganizations	25
Material Federal Income Tax Consequences of the Reorganizations	25
Comparison of the Acquiring Fund and each Target Fund	26
Comparative Risk Information	34
Comparative Expense Information	35
Comparative Performance Information	36

B. RISK FACTORS	36
General Risks of Investing in the Funds	36
Risks of Investing in MTP Shares of the Funds	52

C. INFORMATION ABOUT THE REORGANIZATIONS	53
General	53
Terms of the Reorganizations	54
Reasons for the Reorganizations	56
Capitalization	59
Expenses Associated with the Reorganizations	60
Dissenting Shareholders’ Rights of Appraisal	61
Material Federal Income Tax Consequences of the Reorganizations	61
Votes Required	63
Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Funds	64
Description of MTP Shares to be Issued by the Acquiring Fund	68

Summary Description of Massachusetts Business Trusts	86

D. ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES	88
Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds	88
Portfolio Investments	91

PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (SHAREHOLDERS OF THE ACQUIRING FUND)	98

PROPOSAL NO. 4—APPROVAL OF ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY AND APPROVAL OF NEW FUNDAMENTAL INVESTMENT POLICY FOR THE ACQUIRING FUND (SHAREHOLDERS OF THE ACQUIRING FUND)	99

TABLE OF CONTENTS

(continued)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of each Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares, voting separately as a single class, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

For each Fund:

a.	three (3) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2016 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Bremner, Evans, Kundert, Nelson, Schreier and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members to serve for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schreier have been designated as Class III Board Members to serve for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

b.	two (2) Board Members are to be elected by holders of preferred shares, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares to serve for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

Board Members Stockdale and Stone, each of whom are nominees for election by holders of common and preferred shares, were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010. Effective January 1, 2011, Ms. Stringer, who is a nominee for election by holders of common and preferred shares, was appointed as a Board Member for each Fund and designated as a Class I Board Member with respect to each Fund. For Premium Income, Board Members Kundert and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 14, 2011 and adjourned until March 14, 2012. For Dividend Advantage, Board Members Kundert and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011 and adjourned until December 16, 2011. For AMT-Free, Board Members Kundert and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on December 16, 2011 and adjourned until May 14, 2012. Effective September 1, 2013, Mr. Adams and Mr. Nelson were appointed as Board Members for each Fund and designated as Class II Board Members with respect to each Fund. Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 14, 2012 and adjourned until December 14, 2012 for Dividend Advantage and AMT-Free and until

March 14, 2013 for the Acquiring Fund. Effective September 1, 2013, Mr. Schreier was appointed as a Board Member for each Fund and designated as a Class III Board Member with respect to each Fund.

Board Members Hunter and Schneider, who are the nominees for election by the preferred shareholders, were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2012 and adjourned until December 14, 2012 for Dividend Advantage and AMT-Free and until March 14, 2013 for the Acquiring Fund.

Other than Mr. Adams and Mr. Schreier (for all Funds), each of the Board Members and Board Member nominees is not an “interested person” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders vote FOR the re-election of each Board Member identified in the table below as having an Annual Term or designated as a Class I Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211	None

2

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Board Member	Term: Class III Board Member until 2015 Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2015 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	211	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

3

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	211	Director (since 2004) of Xerox Corporation.

4

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	211	None

5

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2013

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council , Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets – the Americas (2006-2007), CEO of Wholesale Banking – North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City.

				211	None

6

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	211	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

7

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211	None

8

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	138	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class III Board Member until 2015 Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	138	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

9

(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of September 30, 2013 is set forth in Appendix C. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of September 30, 2013 is also set forth in Appendix C. As of September 30, 2013, Board Members and executive officers as a group beneficially owned approximately 1.2 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of September 30, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Funds.”

Compensation

Effective January 1, 2013, Independent Board Members receive a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which

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regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$1,050	$698	$851	$—	$—	$—	$472	$807	$854	$929
Dividend Advantage	1,274	872	1,063	—	—	—	575	1,007	1,067	1,161
AMT-Free	84	64	59	66	—	70	64	63	59	69
Total Compensation from Nuveen Funds Paid to Board Members/Nominees(2)	$343,204	$262,670	$240,509	$267,712	—	$284,299	$261,411	$263,100	$248,600	$298,475

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(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Dividend Advantage	—	—	—	—	—	—	—	—	—	—
AMT-Free	—	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2012 for services to the Nuveen open-end and closed-end funds advised by the Adviser.
(3)	Mr. Nelson was appointed as a Board Member of each Fund effective September 1, 2013 and was not a Board Member during the last fiscal year.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions

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without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and

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approved by the Board. The members of the Open-End Funds Committee are Terence J. Toth, Chair, David J. Kundert, William J. Schneider, Judith M. Stockdale and Virginia L. Stringer.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are David J. Kundert, Chair, Robert P. Bremner, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix F. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

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In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, Jack B. Evans, William C. Hunter, John K. Nelson, William J. Schneider and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to

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Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix D. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board

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Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested trustee, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market

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Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is an owner in several other Miller Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of

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WDPR Public Radio Station and of Mid-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested trustee, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

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Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman.    William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms.    For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

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The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	103

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Executive Vice President of Nuveen Securities, LLC; Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	211

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	211

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	211

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	211

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	211

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of September 30, 2013.

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PROPOSAL NO. 2—REORGANIZATION OF EACH TARGET FUND INTO

THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganizations

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and each Target Fund have similar investment objectives and policies, comparable portfolio compositions and the same portfolio manager. The proposed Reorganizations are intended to result in the same or a lower effective management fee rate based on managed assets for each Fund and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Target Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund and to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. As of the date shown in the Comparative Fee Table in this Joint Proxy Statement/Prospectus, the total operating expenses for the combined fund would have been one basis point higher than the expenses of the Acquiring Fund (with and without leverage) and Dividend Advantage (including leverage). However, the Adviser believes that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares. Because the closing of the Reorganizations is contingent upon both Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 2—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that each proposed Reorganization will qualify as a tax-free

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reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in connection with the Reorganizations by holders of the preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares being distributed. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. However, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Target Fund).

Comparison of the Acquiring Fund and each Target Fund

General.    The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 12, 1993	Massachusetts	business trust
Dividend Advantage	June 1, 1999	Massachusetts	business trust
AMT-Free	September 30, 2002	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	4,776,927	$0.01	None	None	NYSE
Dividend Advantage	Unlimited	1,966,050	$0.01	None	None	NYSE MKT
AMT-Free	Unlimited	2,727,317	$0.01	None	None	NYSE MKT

(1)	As of October 7, 2013.

Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The Acquiring Fund currently has outstanding 2,021,000 2.65% Series 2015 MTP Shares and 1,643,500 2.75% Series 2016 MTP Shares, each series with a par value of $0.01 per share, a liquidation preference of $10 per share and total liquidation values of $20,210,000 and $16,435,000, respectively. Dividend Advantage and AMT-Free currently have outstanding 1,472,500 2.60% Series 2015 MTP Shares and 2,455,000 2.65% Series 2015 MTP Shares, respectively, with a par value of

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$0.01 per share, a liquidation preference of $10 per share and a total liquidation value of $36,800,000. MTP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with the Acquiring Fund’s existing outstanding preferred shares as to the payment of dividends and as to the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and as to the distribution of assets in the event of the Acquiring Fund’s liquidation. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies.    The Funds have similar investment objectives and policies. The Acquiring Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income taxes and Massachusetts personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of the Acquiring Fund is the enhancement of portfolio value relative to the Massachusetts municipal bond market through investments in tax-exempt Massachusetts municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. For each of the Target Funds, the investment objectives are to provide current income exempt from regular federal and Massachusetts income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. With respect to AMT-Free only, the Fund also seeks to provide current income exempt from the federal alternative minimum tax applicable to individuals (the “AMT”). The Acquiring Fund and Dividend Advantage have not established any limit on the percentage of investments that may be invested in Massachusetts municipal obligations that are subject to the AMT, and a substantial portion of the income produced by the Funds may be subject to the AMT. As of May 31, 2013, the percentage of total investments invested in debt securities subject to the AMT for each of the Acquiring Fund, Dividend Advantage and AMT-Free was 11.43%, 11.35% and 0.00%, respectively.

It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments the income from which is exempt from regular federal and Massachusetts income taxes. In addition, AMT-Free, as a fundamental policy, also invests, under normal circumstances, at least 80% of its assets in municipal securities and other related investments that pay interest exempt from the AMT.

With respect to AMT-Free only, the Fund seeks to provide current income exempt from the AMT. The Acquiring Fund has not established any limit on the percentage of investments that may be invested in Massachusetts municipal obligations that are subject to the AMT and thus, a substantial portion of the dividends paid by the Acquiring Fund may be taxable to its shareholders under the AMT. Accordingly, to the extent that the combined fund invests a portion of its portfolio in municipal obligations that are subject to the AMT, shareholders of AMT-Free (as shareholders of the combined fund following the Reorganizations) who are subject to the AMT will be taxed on such income. The portion of the combined fund’s total assets invested in securities subject to the AMT as of the closing of the Reorganizations or in the future, and the portion of income subject to the AMT, cannot be known in advance.

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As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on the research and analysis of the Adviser and/or Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”) when investing in these securities. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Each Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. Each Fund buys municipal securities with different maturities and intends to maintain an average maturity of 15-30 years, including the effects of leverage, although the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. A Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality,

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short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. As of May 31, 2013, the average effective maturities of the portfolios of the Acquiring Fund, Dividend Advantage and AMT-Free were 16.66, 19.33 and 19.25 years, respectively.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. A municipal security with an insurance feature will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions.

Credit Quality.    A comparison of the credit quality (as a percentage of total investment exposure to municipal bonds, which includes the leveraged effect of the Funds’ investments in tender option bond trusts) of the respective portfolios of the Acquiring Fund and each Target Fund, as of May 31, 2013, is set forth in the table below.

Credit Rating(1)	Acquiring Fund(2)	Dividend Advantage(2)	AMT-Free(2)	Combined Fund Pro Forma(3)
Aaa/AAA	18.5%	12.1%	13.3%	15.7%
Aa/AA	35.6%	33.5%	40.9%	36.7%
A/A	30.5%	32.9%	35.7%	32.5%
Baa/BBB	6.3%	8.8%	6.4%	6.9%
Ba/BB or lower	3.6%	4.1%	2.2%	3.3%
N/R	3.9%	7.2%	N/A	3.5%

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business

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(“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B, CCC, CC and D are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.
(3)	Reflects the effect of the Reorganizations.
N/A	Not Applicable

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, (b) bank borrowings, and (c) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2013	2012	2011
Asset Coverage Ratio	297.16%	301.28%	284.49%
Regulatory Leverage Ratio(1)	33.65%	33.19%	35.15%
Effective Leverage Ratio(2)	37.84%	35.22%	37.81%

Dividend Advantage	2013	2012	2011
Asset Coverage Ratio	302.08%	304.58%	286.52%
Regulatory Leverage Ratio(1)	33.10%	32.83%	34.90%
Effective Leverage Ratio(2)	36.84%	35.12%	37.95%

AMT-Free	2013	2012	2011
Asset Coverage Ratio	279.71%	284.05%	277.39%
Regulatory Leverage Ratio(1)	35.75%	35.20%	36.05%
Effective Leverage Ratio(2)	37.65%	35.55%	37.58%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) trustees, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten (10) of whom are not interested persons (the “independent trustees”). The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members.”

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Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $216 billion in assets under management as of June 30, 2013. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds, pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Each Fund is dependent upon services and resources provided by the Adviser, the Sub-Adviser and, therefore, the Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the Investment Management Agreements.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2014. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Trustees who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

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Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of Managed Assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Management Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

Management Fee Schedule for each Target Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the services provided pursuant to an investment sub-advisory agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

The stated fee rates for the Target Funds are lower at certain asset values than the fee rates of the Acquiring Fund at the same asset levels. Due to the increased size of the combined fund, however, the effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each Target Fund. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of May 31, 2013, the complex-level fee rate for each of these Funds was 0.1661%.

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The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and the Sub-Advisory Agreement is included in the Fund’s Annual Report for the fiscal period ended May 31, 2013.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Michael S. Hamilton is the portfolio manager of the Acquiring Fund and each Target Fund. Additional information regarding the portfolio manager’s compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Hamilton assumed portfolio management responsibility for each Fund in 2011. Mr. Hamilton will continue to manage the Acquiring Fund upon completion of the Reorganizations.

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Mr. Hamilton manages several municipal funds and portfolios and oversees the Sub-Adviser’s municipal bond trading and portfolio management in the Pacific Northwest region. He has been a portfolio manager and a Senior Vice President at Nuveen Fund Advisors since 2011. Mr. Hamilton began working in the financial industry when he joined FAF Advisors in 1989 as a fixed-income fund manager and trader. Mr. Hamilton became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. Mr. Hamilton is a member of the CFA Institute, as well as the Portland Society of Financial Analysts. Mr. Hamilton manages 10 Nuveen-sponsored investment companies, with a total of approximately $1.77 billion under management as of June 30, 2013.

Comparative Risk Information

Because the Funds have similar investment strategies, the principal risks of each Fund are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities, including credit risk, interest rate risk, income risk, municipal securities market risk, prepayment or extension risk, reinvestment risk and liquidity risk. Credit risk is the risk that an issuer may be unable or unwilling to make timely payments of interest or principal. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Income risk is the risk that falling interest rates will cause a Fund’s income to decline. Municipal securities market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, a Fund may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund (this is known as reinvestment risk). Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may decline because their interest rates are lower than current market rates and they remain outstanding longer than anticipated. Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Each Fund also is subject to the risks associated with the use of inverse floating rate securities and the issuance of preferred shares, including leverage risk. Leverage exists when a Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Each Fund is also subject to the risk of concentrating its investments in a single state and is subject to the economic, political and other risks of the Commonwealth of Massachusetts.

The principal risks of investing in the Acquiring Fund are described in more detail below. An investment in a Target Fund is also subject to each of these principal risks.

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Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended May 31, 2013 and the pro-forma expenses for the 12 months ended May 31, 2013, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Dividend Advantage	AMT-Free	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.92%	0.92%	0.95%	0.92%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	1.64%	1.56%	1.71%	1.64%
Other Expenses	0.30%	0.38%	0.46%	0.31%

Total Annual Expenses	2.86%	2.86%	3.12%	2.87%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended May 31, 2013.
(2)	The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Combined Fund Pro Forma and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Combined Fund Pro Forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganizations, which are estimated to be $75,000 (0.10%) for the Acquiring Fund, $115,000 (0.38%) for Dividend Advantage and $310,000 (0.76%) for AMT-Free. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended May 31, 2013.
(3)	Fees on Preferred Shares assumes annual dividends paid, as well as the amortization of offering costs. Interest and Related Expenses from Inverse Floaters includes interest expense that arises because accounting rules require each Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$29	$89	$151	$319
Dividend Advantage	$29	$89	$151	$319
AMT-Free	$31	$96	$163	$343
Combined Fund Pro Forma	$29	$89	$151	$319

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Comparative Performance Information

Comparative total return performance for the Funds for periods ended May 31, 2013:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	2.81%	6.85%	5.39%	-5.18%	5.80%	3.38%
Dividend Advantage	3.21%	6.52%	5.19%	-2.71%	4.07%	3.75%
AMT-Free	1.55%	5.30%	4.57%	-12.66%	3.11%	2.96%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund and the Target Funds are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations.

General Risks of Investing in the Funds

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions,

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if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Funds. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher U.S. Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value.    Shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view a Fund as a vehicle for trading purposes.

Credit and Below-Investment-Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as junk bonds, are regarded as having predominantly speculative characteristics with respect to the

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issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment-grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on a Fund’s net asset value and the market value of its common shares. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, a Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, a Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade

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municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Issuers of such below-investment-grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect a Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Each Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by a Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for a Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to a Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the Adviser’s

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and/or the Sub-Adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade bonds in which the Funds may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow a Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s

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original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Interest Rate Risk.     Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities and potentially reducing a Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing a Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Funds primarily invest in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Funds invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Funds’ use of leverage, as described herein, will tend to increase common share interest rate risk.

Concentration Risk.    As described above, each Fund will invest its net assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts personal income taxes. Each Fund is therefore more susceptible to political, economic or regulatory factors affecting issuers of such securities. Briefly summarized below are important financial concerns relating to each Fund’s investments in Massachusetts municipal obligations. The information set forth below and the related information in Appendix F to this Joint Proxy Statement/Prospectus is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth.

It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in the most recent publications issued by the Commonwealth. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Joint Proxy Statement/Prospectus. Additionally, it should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

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As of June 30, 2012 the Commonwealth had a budgeted fund balance of approximately $1.990 billion and completed the fiscal year with a consolidated net surplus of $310 million, sufficient to meet statutory requirements for $147 million to be carried forward and reserved as undesignated in fiscal year 2013; $15 million to be transferred to the Life Sciences Fund; $117 million to be deposited into the Stabilization Fund; $20 million to be transferred to the Health Care Workforce Transformation Fund and $3 million to be distributed to the City of New Bedford Public Schools. The total budgeted fund balance of $1.990 billion represented a budgetary gain (a surplus of revenues and other financing sources over expenditures and other financing uses) of approximately $89 million. Of the total budgeted fund balance, $1.652 billion was reserved in the Stabilization Fund, compared to $1.379 billion at the end of fiscal year 2011. $170 million was reserved for continuing appropriations into fiscal year 2013. The remaining balance of $167 million was made up of the $147 million statutorily required carryforward and other smaller fund balances.

Preliminarily, as of June 30, 2013, the Commonwealth had a budgeted fund balance of approximately $1.637 billion. Of this total budgeted fund balance, $1.601 billion is reserved in the Stabilization Fund, compared to $1.652 billion at the end of fiscal year 2012. $16 million is reserved for continuing appropriations into fiscal year 2014. The remaining balance is $20 million.

For fiscal year 2012, the Commonwealth collected $21.115 billion in tax revenue, including $11.991 billion from income taxation, $5.059 billion from sales, $1.771 billion from corporations, $662 million from motor fuels and over $1.6 billion from other forms of taxation. For the year ended June 30, 2012, the Commonwealth used $486 million in federal American Recovery and Reinvestment Act (“ARRA”) funds it received by the Commonwealth; and in fiscal year 2013 ARRA funds were expected to total $175 million to $120 million.

Preliminarily, for fiscal year 2013, the Commonwealth collected $22.123 billion in tax revenue, including $12.831 from income taxation, $5.164 billion from sales, $1.822 billion from corporations, $652 from motor fuels and over $1.6 billion from other forms of taxation.

On March 1, 2013 sequestration took effect under the federal Budget Control Act of 2011, as amended by the American Taxpayer Relief Act of 2013, and the President issued an order canceling $85.3 billion in federal budgetary resources for the remainder of federal fiscal 2013 (which ends on September 30, 2013). Federal agencies are implementing the final across-the-board percentage reductions required for federal fiscal 2013 spending. While most of these affect federal employees and federal contracts, the Executive Office for Administration and Finance is working with state agencies to assess the potential impact of the sequestration on their programs and services and to develop implementation plans to address the reduced level of federal funding. The Secretary of Administration and Finance has established a “Sequestration Impact Task Force” comprised of industry and economic experts that has convened to assess the likely longer-term economic impact of sequestration on Massachusetts and any associated effects on state revenues, safety net caseloads and other state programs and services.

On June 26, 2013, the Legislature enacted transportation finance legislation projected to raise $805 million in additional annual resources for transportation by fiscal 2018. The $805 million would be generated by increasing the motor fuels tax by 3¢ and indexing it to the rate of inflation ($157 million), mandating a combination of reforms, efficiencies and increases in fares, fees and tolls at MassDOT and the MBTA ($354 million), shifting motor sales tax collections currently dedicated to the General Fund to the Commonwealth Transportation Fund while also redirecting the 0.385% of regular

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and meals sales tax that is currently dedicated to the Commonwealth Transportation Fund to the General Fund ($170 million), dedicating the revenue from the existing underground storage tank fee to transportation ($84 million) and requiring a transfer from the General Fund ($40 million). The transportation finance legislation enacted by the Legislature also includes a number of other tax-related items that the Legislature does not specifically dedicate for transportation purposes, and may be available for other budgetary purposes. These total $460 million (projected fiscal 2018 values) and include increasing the excise tax on tobacco products ($186 million), applying the sales tax to computer systems design services and to the modification of prewritten software ($181 million) and making certain changes to the corporate excise ($93 million). However, after accounting for the motor vehicles, regular and meals sales tax revenue shift as well as the $40 million General Fund subsidy mentioned above, only approximately $166 million of additional resources would be available for non-transportation purposes in fiscal 2018.

On July 2, 2013, the Governor returned the legislation to the Legislature with an amendment that would offset the amount of revenue lost from the scheduled discontinuance of the western turnpike tolls in calendar 2017 with an increase in the gas tax. The provision would only be triggered if and to the extent the toll revenues are reduced. The revenue loss should the western turnpike tolls come down in calendar 2017 is estimated to be $135 million. On July 18, 2013 the Legislature rejected the Governor’s proposed amendment by more than a two-thirds vote in each house and returned essentially the same bill to the Governor. On July 19, 2013 the Governor vetoed the bill. The Legislature voted to override the veto.

The fiscal 2014 budget was enacted by the Legislature on July 1, 2013 and approved by the Governor on July 12, 2013 with certain line item vetoes described below. A $4.075 billion interim budget for the first thirty days of fiscal 2014 had been enacted by the Legislature and approved by the Governor on June 21, 2013. Total spending in the fiscal 2014 budget approved by the Governor amounts to approximately $33.667 billion, after accounting for $435.4 million in vetoes and accompanying fiscal 2014 legislation proposed by the Governor that included $40.0 million in supplemental appropriations. The fiscal 2014 budget is approximately $1.132 billion, or 3.5%, greater than fiscal 2013 estimated spending. The fiscal 2014 budget also provides that $85 million of a potential fiscal 2013 surplus is to go to the Massachusetts Community Preservation Trust Fund ($25 million), to the Massachusetts Life Sciences Investment Fund ($19.5 million), to the Housing Stabilization Trust Fund ($10 million), to the Department of Early Education and Care ($11.5 million), to private human and social services providing for a one-time rate reserve payment ($11.5 million) and to the Social Innovation Financing Trust Fund ($7.5 million).

Approximately $417.1 million of the line item vetoes ($240 million to transportation line items and $177.1 million to unrestricted general government aid) is to ensure that the budget is in balance in light of the currently unresolved status of the transportation finance legislation described above, which raises revenue to support transportation and other budget needs. The total budgetary exposure created by the unresolved status of the transportation finance legislation is $439.6 million. The remaining $22.5 million exposure after accounting for vetoes is solved due to an adjustment to the Massachusetts School Building Authority transfer, which would otherwise receive a portion of the sales tax on computer systems design services and on the modification of prewritten software, a provision that is included in the pending transportation finance legislation.

The budget assumes tax revenues of $22.452 billion, reflecting the fiscal 2014 consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget,

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most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $35 million). Approximately $1.060 billion of the $22.452 billion tax estimate is assumed to be generated from taxes on capital gains. Approximately $37 million of that amount will be deposited into the Stabilization Fund and will not be available for budgetary purposes pursuant to the certification released by the Department of Revenue on December 28, 2012, that established a fiscal year 2014 capital gains threshold of $1.023 billion. The fiscal 2014 budget relies on $696 million in one-time resources to support recurring spending, down from the fiscal 2013 assumption of $920 million. Among the one-time resources assumed as part of the fiscal 2014 budget is a $350 million withdrawal from the Stabilization Fund, using debt service reversions instead of tobacco settlement proceeds to fund the scheduled fiscal 2014 OPEB fund deposit ($51 million) and redirecting $35 million in projected one-time tax settlements and judgments to the General Fund that would otherwise be statutorily required to be deposited to the Stabilization Fund. The net withdrawal, after accounting for projected deposits of capital gain revenues and tax settlements, is $207 million. The fiscal 2014 Stabilization Fund ending balance, based on fiscal 2013 year-to-date deposits and withdrawals and those assumed in the fiscal 2014 budget, is projected to be $1.395 billion.

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 2 1/2, local governments have become increasingly reliant on distribution of revenues from the Commonwealth to support local programs and services, although the amount of aid received varies significantly among municipalities. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds is earmarked for public education and distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. There are also several specific local aid programs, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents.

The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of June 30, 2013, the amount of the Commonwealth’s governmental outstanding long-term debt was approximately $21.06 billion (excluding unamortized discounts and premiums) exclusive of capital leases. General obligation bonds outstanding, which include college opportunity bonds and debt assumed from former counties, were approximately $19.1 billion. As of June 30, 2013, $449 million of federal grant anticipation notes remained outstanding. The Commonwealth is authorized to issue an additional $1.1 billion of grant anticipation notes secured by future federal funds.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by each Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect

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or could have an adverse impact on the financial condition of the issuers. Each Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified. See Appendix F to this Joint Proxy Statement/Prospectus for a further discussion of factors affecting municipal securities in Massachusetts.

Inverse Floating Rate Securities Risk.    Each Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. See “Additional Information About the Investment Policies—Portfolio Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, each Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. Each Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, a Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Each Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which a Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, a Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

Each Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through a Fund’s investment in inverse floating rate securities will create

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an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by such Fund.

The amount of fees paid to Nuveen Asset Management for investment advisory services will be higher if a Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for Nuveen Asset Management to leverage a Fund. As previously described, Managed Assets means the total assets of a Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to a Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which a Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Funds) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. A Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. The types of leverage used by the Funds may pay fixed rates of interest or dividends or may fluctuate with short- to intermediate-term yields. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term

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rates rise and a Fund’s leverage costs fluctuate, a Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, a Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. A Fund’s cost of leverage includes both the interest rate paid on its borrowings or dividends on preferred shares as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Funds also bear the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that the Funds issue preferred shares with relatively short terms to redemption (e.g., MTP Shares), refinancing risk will increase. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a term redemption date or mandatory redemption of MTP Shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. Each Fund will likely seek to refinance its leverage over time as current forms of leverage mature or it is otherwise desirable to refinance, however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, each Fund’s investments in leveraged investment companies magnify a Fund’s leverage risk.

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment and advisory services will be higher when a Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Funds.

Insurance Risk.    Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called

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upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeded 50% of such Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal or Massachusetts income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and Massachusetts income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income.

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As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, a Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

In addition, while AMT-Free seeks to provide current income exempt from the AMT, the Acquiring Fund has not established any limit on the percentage of investments that may be invested in Massachusetts municipal obligations that are subject to the AMT and thus, a substantial portion of the dividends paid by the Acquiring Fund may be taxable to its shareholders under the AMT. Accordingly, to the extent that the combined fund invests a portion of its portfolio in municipal obligations that are subject to the AMT, shareholders of AMT-Free (as shareholders of the combined fund following the Reorganizations) who are subject to the AMT will be taxed on such income. As a result, the Acquiring Fund may not be a suitable investment for investors who are subject to the AMT. As of May 31, 2013, the percentage of total investments invested in debt securities subject to the AMT for each of the Acquiring Fund, Dividend Advantage and AMT-Free was 11.43%, 11.35% and 0.00%, respectively. The portion of the combined fund’s total assets invested in securities subject to the AMT as of the closing of the Reorganizations or in the future, and the portion of income subject to the AMT, cannot be known in advance.

Borrowing Risk.    Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s common shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Derivatives Risk.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or the Sub-Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser and/or the Sub-Adviser incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely

49

unregulated. It is possible that developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments. See “—Counterparty Risk” and “—Hedging Risk” and the Reorganization SAI.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the

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securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing a Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Reliance on Investment Adviser.    Each Fund is dependent upon services and resources provided by the Adviser and the Sub-Adviser, and therefore the Adviser’s and the Sub-Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. For additional information on the Adviser, the Sub-Adviser and Nuveen Investments, see “Proposal No. 2—Comparison of the Acquiring Fund and the Target Funds—Investment Adviser” and “Investment Adviser and Sub-Adviser” in the Reorganization SAI.

Personnel Turnover Risk.    As a result of deteriorating market conditions or other reasons, Nuveen Investments, the Adviser and/or the Sub-Adviser may need to implement cost reductions in the future which could make the retention of qualified and experienced personnel more difficult and could lead to personnel turnover.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, the Adviser, the Sub-Adviser and/or Nuveen Investments. Absent an exemption from the SEC or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

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Risks of Investing in MTP Shares of the Funds

Interest Rate Risk.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to the term redemption date. See “Description of MTP Shares to be Issued by the Acquiring Fund—Dividends and Dividend Periods.”

Ratings Risk.    There can be no assurance that the MTP Shares will receive any particular rating from any rating agency, or that any such ratings will be maintained at the level originally assigned through the term of MTP Shares. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a rating agency (including Moody’s, S&P and Fitch) is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the rating agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s circumstances (in this case, a Fund) that could influence a particular rating. A rating agency could downgrade MTP Shares, which may make MTP Shares less liquid in the secondary market and reduce market prices.

Early Redemption Risk.    A Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. Each Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”) to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”) on MTP Shares. For further information, see “Description of MTP Shares to be Issued by the Acquiring Fund—Mandatory Redemption for Asset Coverage and Effective Leverage Ratio—Optional Redemption” and “Description of MTP Shares to be Issued by the Acquiring Fund—Asset Coverage.”

Tax Risk.    The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or Massachusetts income taxation (or, with respect to AMT-Free only, the AMT), the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or Massachusetts income tax (or, with respect to AMT-Free only, the AMT) rates or changes in the tax-exempt treatment of dividends on MTP Shares. In addition, each Fund intends to treat MTP Shares as stock in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to MTP Shares, investors should be aware that the IRS could assert a contrary position—meaning that the IRS could classify MTP Shares as debt. If the IRS prevailed on such a position, a Fund would not be able to pass through tax-exempt income to holders of MTP Shares, and dividends paid on MTP Shares (including dividends already paid) could become taxable. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Income Shortfall Risk.    The municipal securities held in each Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by a Fund fall below the Fixed Dividend Rate (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”), the Fund’s ability to pay dividends on MTP Shares could be jeopardized.

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Subordination Risk.    While holders of MTP Shares have equal liquidation and distribution rights to any other preferred shares that might be issued by a Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of MTP Shares in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of preferred shareholders, including holders of MTP Shares. Currently, each Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. See “Investment Restrictions” in the Reorganization SAI. If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, the rights of lenders and counterparties in those transactions will also be senior to those of holders of MTP Shares.

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares to Be Issued by the Acquiring Fund”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his or her MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to holders of MTP Shares declines.

Reinvestment Risk.    Given the five-year term and potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, a Fund may otherwise be unable to pay dividends on MTP Shares in extraordinary circumstances.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the Reorganizations of each of the Target Funds into the Acquiring Fund. As noted above, the Acquiring Fund and the Target Funds have similar investment objectives and policies, comparable portfolio compositions and the same portfolio manager. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will result in the same or a lower effective management fee rate for each Fund and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Target Fund (as shareholders of the

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combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund and enhance the secondary trading market for common shares of the Funds as a result of the greater share volume of the combined fund. As of the date shown in the Comparative Fee Table in this Joint Proxy Statement/Prospectus, the total operating expenses for the combined fund would have been one basis point higher than the expenses of the Acquiring Fund (with and without leverage) and Dividend Advantage (including leverage). However, the Adviser believes that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time. The closing of each Reorganization is contingent upon the closing of both Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares. Because the closing of the Reorganizations is contingent upon both Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix A, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued MTP Shares, with a par value of $0.01 per share and a liquidation preference of $10 per share, of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund MTP Shares, having substantially identical terms, as the outstanding MTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with the Acquiring Fund’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation.

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As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about February 10, 2014 or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time (as defined below). See “Proposal No. 2—Information About the Reorganizations—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at market value, which may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Following the Reorganizations, each preferred shareholder of a Target Fund would own the same number of Acquiring Fund preferred shares as preferred shares of the Target Fund held by such shareholder immediately prior to the Closing Date, with substantially identical terms as the outstanding MTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund for matters to be voted on by all preferred shareholders as a single class or by common and preferred shareholders voting together than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

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Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than each Target Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations, if any.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (See “—Material Federal Income Tax Consequences of the Reorganizations”), (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board

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Members”), has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted with respect to net asset value as a result of such Reorganization(s). The Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

In preparation for a meeting of the Boards held on May 20-22, 2013 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower total expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated federal income tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar (although not identical). The Boards noted that each Fund is a diversified fund that invests primarily in municipal securities the income from which is exempt from regular federal and Massachusetts income taxes and, with respect to AMT-Free only, from the AMT. Accordingly, to the extent that the combined fund invests a portion of its portfolio in municipal securities that are subject to the AMT, the Boards considered that shareholders of AMT-Free (as shareholders of the combined fund following the Reorganizations) who are subject to the AMT will be taxed on such income. In addition, under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment-grade securities. The Boards considered that the portfolio composition of each Fund is comparable and considered the impact of the Reorganizations on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. The Boards also recognized that each Fund utilizes leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar.

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Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio manager, and that such portfolio manager would continue to manage the Acquiring Fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser and sub-adviser; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Fees and Total Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganizations, the Boards noted that it was expected that the effective management fee rate (as a percentage of average daily Managed Assets) would be the same or lower for each Fund and total expenses per common share (excluding the costs of leverage) of the combined fund would be lower than those of each Target Fund and similar to those of the Acquiring Fund prior to the closing of the Reorganizations. It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage among the Funds and the impact of the Reorganizations on such costs. In this connection, the Boards noted the Adviser’s position that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Acquiring Fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganizations.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Acquiring Fund and each Target Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders and that preferred shareholders will not bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund MTP Shares, having substantially identical terms, as the outstanding MTP Shares of the Target Fund

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held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization (or Reorganizations, in the case of the Acquiring Fund’s Board) involving its Fund, concluding that such Reorganization is (or such Reorganizations are) in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted with respect to net asset value as a result of the Reorganization (or Reorganizations).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of May 31, 2013, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.99773645 and 0.95520551 common shares of the Acquiring Fund issued for each common share of Dividend Advantage and AMT-Free, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Dividend Advantage	AMT-Free	Pro Forma Adjustments		Combined Fund Pro Forma(1)
MuniFund Term Preferred (MTP) Shares, $10 stated value per share, at liquidation value; 3,664,500 shares outstanding for Acquiring Fund; 1,472,500 shares outstanding for Dividend Advantage; 2,207,500 shares outstanding for AMT-Free; and 7,344,500 shares outstanding for Combined Fund Pro Forma	$36,645,000	$14,725,000	$22,075,000	$—		$73,445,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 4,776,927 shares outstanding for Acquiring Fund; 1,965,856 shares outstanding for Dividend Advantage; 2,727,317 shares outstanding for AMT-Free; and 9,343,489 shares outstanding for Combined Fund Pro Forma	$47,769	$19,659	$27,273	$(1,266	)(2)	$93,435
Paid-in surplus	65,758,077	27,583,018	38,060,384	(498,734	)(3)	130,902,745
Undistributed (Over-distribution of) net investment income	412,788	24,911	(30,953)	(6,574	)(4)	400,172
Accumulated net realized gain (loss)	91,768	(297,049)	(470,210)	—		(675,491)

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	Acquiring Fund	Dividend Advantage	AMT-Free	Pro Forma Adjustments	Combined Fund Pro Forma(1)
Net unrealized appreciation (depreciation)	$5,939,364	$2,425,928	$2,084,798	$—	$10,450,090

Net assets attributable to common shares	$72,249,766	$29,756,467	$39,671,292	$(506,574)	$141,170,951

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.12	$15.14	$14.55		$15.11

Authorized shares:
Common	Unlimited	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited	Unlimited		Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of May 31, 2013, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about February 10, 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 1,961,407 and 2,605,155 Acquiring Fund common shares in exchange for the net assets of Dividend Advantage and AMT-Free, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of May 31, 2013, adjusted for estimated Reorganization costs, and distributions.
(3)	Includes the impact of estimated total Reorganization costs of $500,000, which will be borne by the common shareholders of the Acquiring Fund, Dividend Advantage and AMT-Free in the amounts of $75,000, $115,000 and $310,000, respectively.
(4)	Assumes Dividend Advantage makes a net investment income distribution of $6,574.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $500,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each Fund prior to the Valuation Time. These estimated expenses will be borne by the Acquiring Fund, Dividend Advantage and AMT-Free in the amounts of $75,000 (0.10%), $115,000 (0.38%) and $310,000 (0.76%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended May 31, 2013). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

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Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders of the Fund do not have dissenters’ rights of appraisal with respect to its Reorganization(s).

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

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6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund Shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax

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rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of May 31, 2013, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Dividend Advantage	AMT-Free
Capital loss carryforwards	$—	$320,656	$480,333

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Dividend Advantage	AMT-Free
Expiration date:
May 31, 2014	$—	$—	$221,405
May 31, 2017	$—	$—	$215,629
May 31, 2018	$—	$—	$24,486
May 31, 2019	$—	$44,128	$18,813
Not subject to expiration:
Short-term losses	$—	$—	$—
Long-term losses	$—	$276,528	$—

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of the Target Fund’s and the Acquiring Fund’s

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common shares and preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of each such Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the Funds’ preferred shareholders would be materially adversely affected by the Reorganizations, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the Acquiring Fund preferred shares issued pursuant to a Reorganization is slightly more or less than the asset coverage with respect to the shares of Target Fund preferred shares for which they are exchanged). Each Fund is seeking approval of the Agreement by the holders of that Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of both Reorganizations. In order for the Reorganization to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to preferred shares. Because the closing of the Reorganizations is contingent upon both Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon liquidation with respect to their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s declaration of trust and each contains, among other things, similar super-majority voting provisions, as

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described under “Additional Information about the Funds—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page 101.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Acquiring Fund” below and “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

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So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

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There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
August 2013	$13.98	$12.93	$15.13	$13.38	(0.07)%	(11.47)%
May 2013	$15.49	$13.64	$15.55	$15.13	0.65%	(9.85)%
February 2013	$15.80	$14.60	$15.95	$15.43	1.49%	(5.61)%
November 2012	$15.92	$15.07	$15.95	$15.43	1.86%	(4.87)%
August 2012	$15.70	$14.88	$15.67	$15.32	0.62%	(4.25)%
May 2012	$15.44	$14.10	$15.47	$15.05	0.57%	(6.56)%
February 2012	$15.51	$13.88	$15.41	$14.61	1.50%	(6.01)%
November 2011	$14.02	$13.51	$14.89	$14.48	(3.84)%	(8.33)%
August 2011	$14.02	$12.90	$14.69	$14.18	(2.09)%	(12.01)%
May 2011	$13.59	$12.81	$14.19	$13.50	(1.62)%	(6.29)%
February 2011	$14.18	$12.62	$14.25	$13.19	(0.22)%	(7.63)%
November 2010	$15.70	$13.90	$15.01	$13.98	5.37%	(3.47)%

	Dividend Advantage
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
August 2013	$14.95	$13.07	$15.14	$13.29	4.55%	(10.88)%
May 2013	$15.03	$13.62	$15.58	$15.14	(2.97)%	(10.04)%
February 2013	$15.65	$14.66	$15.91	$15.43	(0.06)%	(4.99)%
November 2012	$15.81	$15.04	$15.91	$15.36	1.42%	(2.95)%
August 2012	$15.59	$14.58	$15.59	$15.19	1.17%	(4.69)%
May 2012	$14.82	$13.78	$15.34	$14.88	(2.64)%	(7.64)%
February 2012	$14.82	$13.50	$15.25	$14.35	(2.31)%	(6.26)%
November 2011	$13.74	$13.35	$14.71	$14.29	(5.00)%	(8.31)%
August 2011	$13.65	$12.80	$14.49	$13.98	(3.05)%	(11.42)%
May 2011	$13.53	$12.54	$13.97	$13.32	(2.79)%	(7.66)%
February 2011	$14.04	$12.27	$14.04	$12.99	2.54%	(8.78)%
November 2010	$15.79	$14.09	$14.80	$13.78	7.27%	(0.77)%

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	AMT-Free
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
August 2013	$13.49	$12.39	$14.55	$12.90	(0.60)%	(11.89)%
May 2013	$14.09	$12.90	$14.93	$14.55	(5.63)%	(11.34)%
February 2013	$14.83	$13.78	$15.27	$14.84	(2.34)%	(7.39)%
November 2012	$14.86	$14.25	$15.26	$14.83	(1.86)%	(4.74)%
August 2012	$15.42	$14.35	$15.08	$14.78	3.43%	(4.20)%
May 2012	$15.69	$13.97	$14.95	$14.74	5.10%	(5.45)%
February 2012	$14.72	$13.60	$15.04	$14.55	(1.47)%	(7.42)%
November 2011	$14.02	$13.49	$14.82	$14.49	(3.92)%	(7.89)%
August 2011	$13.81	$12.90	$14.71	$14.36	(4.30)%	(12.13)%
May 2011	$13.62	$12.97	$14.37	$13.60	(1.47)%	(7.03)%
February 2011	$14.17	$12.63	$14.42	$13.25	1.90%	(6.51)%
November 2010	$16.52	$14.13	$15.20	$14.09	9.69%	(2.13)%

On October 7, 2013, the closing sale prices of the Acquiring Fund, Dividend Advantage and AMT-Free common shares were $12.73, $13.10 and $12.30, respectively. These prices represent discounts to net asset value of 7.55%, 4.17% and 7.87%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of MTP Shares to be Issued by the Acquiring Fund

The following is a brief description of the terms of the MTP Shares of the Acquiring Fund to be issued pursuant to each Reorganization (the “Acquiring Fund MTP Shares”). The terms of the Acquiring Fund MTP Shares will be substantially identical, as of the time of the exchange, to the outstanding MTP Shares of each Target Fund for which they are exchanged. The MTP Shares of each Target Fund will be exchanged for new series of Acquiring Fund MTP Shares having the same fixed per annum dividend rate, mandatory redemption term and liquidation preference as the MTP Shares held by preferred shareholders of such Target Fund immediately prior to the closing of the Reorganizations. Features of the preferred shares that vary over time, such as the optional redemption premium, will reflect the terms that are effectively in place as of the closing of the Reorganizations. The description set forth below assumes that the Reorganizations will be consummated and that the Acquiring Fund will issue Acquiring Fund MTP Shares to each Target Fund pursuant to the Agreement. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Acquiring Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares and the appendices thereto (the “MTP Statement”) attached as Appendix C to the Reorganization SAI. Each series of MTP Shares will be issued pursuant to the MTP Statement and an appendix applicable to such series. Capitalized terms used but not defined herein have the meanings given them above or in the MTP Statement.

General

The Acquiring Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined

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by the Board without the approval of holders of common shares. On the Closing Date, the Acquiring Fund will issue to each Target Fund that number of shares of Acquiring Fund MTP Shares equal to the number of shares of MTP Shares of such Target Fund that are outstanding immediately prior to the closing of the Reorganizations. All Acquiring Fund MTP Shares will have a liquidation preference of $10 per share (the “Liquidation Preference”) plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) on such shares. The aggregate liquidation preference of the Acquiring Fund MTP Shares received by each Target Fund in connection with the Reorganizations will equal the aggregate liquidation preference of the MTP Shares held by preferred shareholders of such Target Fund immediately prior to the closing of the Reorganizations. Upon issuance in accordance with the Agreement, the Acquiring Fund MTP Shares will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. The Acquiring Fund may issue additional series of preferred shares in the future, including series that will be classified as MTP Shares, and any such series, together with the outstanding preferred shares, are herein collectively referred to as “preferred shares.” The Acquiring Fund MTP Shares will rank equally with each other and with any other series of preferred shares of the Acquiring Fund outstanding as of the Closing Date or that might be issued in the future, as to payment of dividends and the distribution of the Acquiring Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund MTP Shares and all other preferred shares of the Acquiring Fund are senior as to dividends and as to distribution of assets upon liquidation to the Acquiring Fund’s common shares. Except in certain limited circumstances, holders of MTP Shares will not receive certificates representing their ownership interest in such shares, and the MTP Shares will be represented by a global certificate to be held by the Securities Depository for the MTP Shares. The Depository Trust Company will initially act as Securities Depository with respect to the MTP Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods of MTP Shares. The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, the Board, out of funds legally available for payment and in preference to dividends and distributions on common shares of the Acquiring Fund, calculated separately for each dividend period for such MTP Shares at the Dividend Rate (as defined below) for such MTP Shares in effect during such dividend period, on an amount equal to the Liquidation Preference for such MTP Shares. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Acquiring Fund’s Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the common shares.

Fixed Dividend Rate.    Each series of MTP Shares has a “Fixed Dividend Rate” as set forth in the MTP Statement. The Fixed Dividend Rate for MTP Shares may be adjusted in certain circumstances, including a change in the credit rating of such MTP Shares and/or upon the occurrence of certain events resulting in a “Default Period” (as defined below) (the Fixed Dividend Rate as it may be adjusted is referred to as the “Dividend Rate”). The Acquiring Fund MTP Shares issued to each Target Fund pursuant to the Agreement will have the same Fixed Dividend Rate as the outstanding Target Fund MTP Shares exchanged therefor.

Payment of Dividends and Dividend Periods.    Dividends on the MTP Shares will be payable monthly. The first dividend period for Acquiring Fund MTP Shares issued pursuant to the Agreement

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will commence on the Closing Date and end on the last day of the month including the Closing Date, and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares) (each, a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December (each payment date, a “Dividend Payment Date”). Except for the first Dividend Period for the Acquiring Fund MTP Shares, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Acquiring Fund at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period for the Acquiring Fund MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Acquiring Fund at the close of business on the 15th day of the month following the Closing Date or such later date as determined by the Board. Dividends payable on any MTP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month. On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Adjustment to Fixed Dividend Rate—Ratings.    So long as MTP Shares of a series are rated on any date AAA by S&P, Aaa by Moody’s or AAA by Fitch, the Dividend Rate shall be equal to the Fixed Dividend Rate. If the highest credit rating assigned on any date to outstanding MTP Shares by any of S&P, Moody’s or Fitch is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MTP Shares for such date will be computed or adjusted by multiplying the Fixed Dividend Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such outstanding MTP Shares by any such rating agency as set forth in the table below.

Dividend Rate Adjustment Schedule

S&P	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	A1 to A3	A+ to A-	125%
BBB+ to BBB-	Baa1 to Baa3	BBB+ to BBB-	150%
BB+ and lower	Ba1 and lower	BB+ and lower	200%

If no rating agency is rating an outstanding series of MTP Shares, the Dividend Rate applicable to the MTP Shares of such series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such shares by 200%. The Board of the Acquiring Fund has the right to terminate the designation of any of S&P, Moody’s and Fitch as a rating agency of MTP Shares, provided that at least one rating agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated rating agency, to the extent it would have been taken into account in any of the provisions of the Acquiring Fund MTP Shares that are described in this Joint Proxy Statement/Prospectus or included

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in the MTP Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies (as defined below) will be taken into account. If a rating agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Fixed Dividend Rate.

Adjustment to Fixed Dividend Rate—Default Period.    The Dividend Rate will be adjusted to the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MTP Shares will commence on a date the Acquiring Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities (as defined below) sufficient to pay the full amount of any dividend on Acquiring Fund MTP Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Redemption and Paying Agent for MTP Shares will be State Street Bank and Trust Company, Canton, Massachusetts. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum. No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to the willful failure of the Acquiring Fund) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Acquiring Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) securities that constitute municipal securities as described in this prospectus, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of income that is exempt from federal income taxes (“Municipal Obligations”) that have credit ratings from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms; (iv) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in Municipal Obligations, U.S. Government Obligations or any combination thereof; or (v) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the

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holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Acquiring Fund does not intend to establish any reserves for the payment of dividends. All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MTP Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Acquiring Fund MTP Shares as their names appear on the registration books of the Acquiring Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Acquiring Fund MTP Shares as their names appear on the registration books of the Acquiring Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MTP Shares which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.” Upon failure to pay dividends for at least two years, the holders of MTP Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MTP Shares upon any failure to pay dividends on MTP Shares.

Distributions with Respect to Taxable Allocations

Holders of MTP Shares will be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations (as defined below) that are paid with respect to such shares in accordance with one of the procedures described in the following three paragraphs as set forth below.

Each year, the Acquiring Fund will allocate exempt interest dividends, ordinary income dividends and capital gain distributions between its common shares and preferred shares in proportion to the total dividends paid to each class during or with respect to such year. The Acquiring Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for MTP Shares of the amount of a Taxable Allocation that will be made in respect of such MTP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of MTP Shares for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments (as defined below) to be paid in respect of such Taxable Allocation. If the Acquiring Fund provides a Notice of Taxable Allocation with respect to dividends payable on MTP Shares for a Dividend Period, the Acquiring Fund will, in addition to and in conjunction with the payment of such dividends payable, make a supplemental distribution in respect of each MTP Share for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MTP Share for such Dividend Period. In general, the Acquiring Fund intends to provide Notices of Taxable Allocations as contemplated by this paragraph.

If the Acquiring Fund does not provide a Notice of Taxable Allocation as provided above with respect to a Taxable Allocation that is made in respect of MTP Shares, the Acquiring Fund may make one or more supplemental distributions on such MTP Shares equal to the amount of such Additional Amount Payment. Any such supplemental distribution in respect of such shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of such preferred shares as their names appear on the registration books of the Acquiring Fund on such date, not exceeding 15 calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board.

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If in connection with a redemption of MTP Shares, the Acquiring Fund makes a Taxable Allocation without having either given advance notice thereof or made one or more supplemental distributions as described above, the Acquiring Fund will direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each holder of such shares at such holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund will not be required to pay Additional Amount Payments with respect to any Acquiring Fund MTP Shares with respect to any net capital gains or other taxable income determined by the IRS to be allocable in a manner different from the manner used by the Acquiring Fund.

The term “Taxable Allocation” as used above means, with respect to MTP Shares, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such shares. The term “Additional Amount Payment” means a payment to a holder of MTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Additional Amount Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such holder. Such Additional Amount Payment will be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of Acquiring Fund MTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each holder of MTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and distributions will be declared or paid on MTP Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of preferred shares (including shares of series of MTP Shares) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of preferred shares. If full cumulative dividends and distributions due have not been declared and paid on all outstanding shares of preferred shares of any series, any dividends and distributions being declared and paid on MTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred shares on the relevant dividend payment date. No holders of MTP Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the MTP Statement.

For so long as any preferred shares are outstanding, the Acquiring Fund will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common shares of the

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Acquiring Fund) in respect of the common shares of the Acquiring Fund, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common shares, or (z) pay any proceeds of the liquidation of the Acquiring Fund in respect of such common shares, unless, in each case, (A) immediately thereafter, the Acquiring Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act, (B) all cumulative dividends and distributions of shares of all series of MTP Shares of the Acquiring Fund and all other series of preferred shares ranking on a parity with the MTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred shares for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Acquiring Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding MTP Shares of any series to be redeemed pursuant to a Term Redemption or Asset Coverage or Effective Leverage Mandatory Redemption (as those terms are defined below) resulting from the failure to comply with the Asset Coverage or Effective Leverage Ratio as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Acquiring Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of preferred shares ranking on a parity with MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Acquiring Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of preferred shares for which all accumulated and unpaid dividends and distributions have not been paid.

Under the 1940 Act, the Acquiring Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Acquiring Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). The MTP Statement provides for a higher Asset Coverage (as defined for purposes of the MTP Shares) of at least 225% instead of 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Acquiring Fund’s obligations under any

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borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, or any extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Acquiring Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. Pursuant to its fundamental policies, the Acquiring Fund may not issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If the Acquiring Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, MTP Shares may become subject to mandatory redemption as provided below. Asset Coverage means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the MTP Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For purposes of this determination, no MTP Shares or other preferred shares shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either (A) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such preferred shares and the requisite notice of redemption for such preferred shares (or the portion thereof to be redeemed) shall have been given or (B) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been segregated by the Acquiring Fund and its custodian from the assets of the Acquiring Fund in the same manner as described under “—Term Redemption Liquidity Account and Liquidity Requirement” below with respect to the Liquidity Requirement applicable to the Acquiring Fund MTP Shares. In such event, the Deposit Securities or other sufficient funds so deposited or segregated shall not be included as assets of the Acquiring Fund for purposes of the computation of Asset Coverage.

Effective Leverage Ratio

For so long as MTP Shares of a series are outstanding, if the Acquiring Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided below. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Acquiring Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance

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with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MTP Shares, for which the Acquiring Fund has delivered Deposit Securities or sufficient funds to the paying agent for such Preferred Shares or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Acquiring Fund that correspond to the associated inverse floating rate securities owned by the Acquiring Fund; divided by the sum of (A) the market value (determined in accordance with the Acquiring Fund’s valuation procedures) of the Acquiring Fund’s total assets (including amounts attributable to senior securities), less the amount of the Acquiring Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities) and (B) the aggregate principal amount of floating rate securities not owned by the Acquiring Fund that correspond to the associated inverse floating rate securities owned by the Acquiring Fund.

Term Redemption

The Acquiring Fund shall redeem all the shares of each series of MTP Shares on the date specified for that series in the MTP Statement (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”). The Term Redemption Date of each series of Acquiring Fund MTP Shares issued in connection with the Reorganizations will be April 1, 2015 and March 1, 2015 for the 2.60% Series 2015 MTP Shares and the 2.65% Series 2015 #1 MTP Shares, respectively.

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio

Asset Coverage.    If the Acquiring Fund fails to have Asset Coverage of at least 225% as provided in the MTP Statement on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Acquiring Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, fix a redemption date and proceed to redeem the number of shares of preferred shares as described below in accordance with the terms of such preferred shares. In the case of the MTP Shares, the redemption price is equal to the Liquidation Preference per share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board (the “Mandatory Redemption Price”). The Acquiring Fund will redeem out of funds legally available the number of shares of preferred shares (which may include at the sole option of the Acquiring Fund any number or proportion of MTP Shares) equal to the lesser of (i) the minimum number of shares of MTP Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Acquiring Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of MTP Shares that can be redeemed out of funds expected to be legally available in accordance with the Acquiring Fund’s Declaration of Trust and applicable law. Notwithstanding the foregoing sentence, in the event that shares of MTP Shares are redeemed pursuant to the MTP Statement, the Acquiring Fund may at its sole option, but is not required to, redeem a sufficient number of MTP Shares that, when aggregated

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with other shares of preferred shares redeemed by the Acquiring Fund, permits the Acquiring Fund to have with respect to the shares of preferred shares (including MTP Shares) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Acquiring Fund will effect a redemption on the date fixed by the Acquiring Fund, which date will not be later than 30 calendar days after the Asset Coverage Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of MTP Shares and other shares of preferred shares that have been designated to be redeemed or the Acquiring Fund otherwise is unable to effect such redemption on or prior to 30 calendar days after the Asset Coverage Cure Date, the Acquiring Fund will redeem those MTP Shares and other shares of preferred shares that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable.

Effective Leverage Ratio.    If the Acquiring Fund fails to comply with the Effective Leverage Ratio (as defined above) requirement as of the close of business on any Business Day on which such compliance is required to be determined and such failure is not cured as of the close of business on a date that is 30 calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Acquiring Fund will within 30 days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio not to exceed 50% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Acquiring Fund and/or the inverse floating rate securities owned by the Acquiring Fund, including the purchase, sale or retirement thereof, (B) to the extent permitted by the 1940 Act and Massachusetts law, redeeming in accordance with the Acquiring Fund’s Declaration of Trust a sufficient number of shares of preferred shares, which at the Acquiring Fund’s sole option may include any number or proportion of MTP Shares, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B). Any MTP Shares so redeemed will be redeemed at a price per share equal to the Mandatory Redemption Price. On the Redemption Date for a redemption contemplated by clause (B) in the paragraph above, the Acquiring Fund will not redeem more than the maximum number of shares of preferred shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Acquiring Fund’s Declaration of Trust and applicable law. If the Acquiring Fund is unable to redeem the required number of MTP Shares and other shares of preferred shares that have been designated to be redeemed in accordance with clause (B) in the paragraph above due to the unavailability of legally available funds, the Acquiring Fund will redeem those MTP Shares and other shares of preferred shares that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares of a series are to be redeemed pursuant to the mandatory redemption provisions above, the number of MTP Shares of such series to be redeemed will be selected either (A) pro rata among the outstanding MTP Shares of such series, (B) by lot or (C) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable.

Optional Redemption.    The period from the date of the original issue to the date that the MTP Shares are subject to an optional redemption, if any, is referred to herein as the “Non-Call Period.” On any Business Day following the expiration of the Non-Call Period for MTP Shares or on any Business Day during any period during which the MTP Shares are rated A+ or lower by S&P, A1 or lower by Moody’s and A+ or lower by Fitch (a “Rating Downgrade Period”) for MTP Shares, including a Business Day during the Non-Call Period for such MTP Shares (any such Business Day, an “Optional

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Redemption Date”), the Acquiring Fund may redeem in whole or from time to time in part outstanding MTP Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium per share (the “Optional Redemption Price”). For the Acquiring Fund MTP Shares issued to each Target Fund in connection with the Reorganizations, the Non-Call Period is not applicable so that the terms of the Acquiring Fund MTP Shares are substantially identical, as of the time of the exchange, to the outstanding MTP Shares of such Target Fund for which they are exchanged. The “Optional Redemption Premium” with respect to each MTP Share will be an amount equal to 0.00% of the Liquidation Preference. If fewer than all of the outstanding shares of a series of MTP Shares are to be redeemed pursuant to the optional redemption provisions above, the shares of such series of MTP Shares to be redeemed will be selected either (i) pro rata among such series of MTP Shares, (ii) by lot or (iii) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable. Subject to the provisions of the MTP Statement and applicable law, the Acquiring Fund’s Board will have the full power and authority to prescribe the terms and conditions upon which MTP Shares will be redeemed from time to time. The Acquiring Fund may not on any date deliver a notice of redemption to redeem any MTP Shares pursuant to the optional redemption provisions described above unless on such date the Acquiring Fund has available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of Acquiring Fund MTP Shares by reason of the redemption of such MTP Shares on such Optional Redemption Date.

Redemption Procedures.    The Acquiring Fund will file a notice of its intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If the Acquiring Fund shall determine or be required to redeem, in whole or in part, MTP Shares of a series, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first-class mail, postage prepaid or by electronic means to the holders of such MTP Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Acquiring Fund, to promptly do so by overnight delivery, by first-class mail or by electronic means. A Notice of Redemption will be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the series and number of MTP Shares to be redeemed; (iii) the CUSIP number(s) of such MTP Shares; (iv) the applicable Redemption Price of MTP Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such MTP Shares (properly endorsed or assigned for transfer, if the Board of the Acquiring Fund will so require and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on MTP Shares to be redeemed will cease to accumulate from and after the Redemption Date; and (vii) the provisions of the MTP Statement under which such redemption is made. If fewer than all MTP Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of MTP Shares to be redeemed from such holder or the method of determining such number. The Acquiring Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the MTP Statement that such redemption is subject to one or more conditions precedent and that the Acquiring Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

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If the Acquiring Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Acquiring Fund), the Acquiring Fund will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the Acquiring Fund MTP Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of Acquiring Fund MTP Shares called for redemption on the Redemption Date. The Acquiring Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same-day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by the Acquiring Fund for purposes of redemption of MTP Shares, all rights of the holders of MTP Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such MTP Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends thereon in accordance with the terms of the MTP Shares up to (but excluding) the applicable Redemption Date). The Acquiring Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of MTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Acquiring Fund, after which the holders of MTP Shares so called for redemption shall look only to the Acquiring Fund for payment of the Redemption Price. The Acquiring Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of MTP Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such Acquiring Fund MTP Shares to the Acquiring Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all MTP Shares represented by such certificate(s), a new certificate representing MTP Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, the Acquiring Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and shares of other series of preferred shares ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Acquiring Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, provided that the Acquiring Fund will not

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be prevented from the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of preferred shares for which all accumulated and unpaid dividends and distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Acquiring Fund in accordance with the Acquiring Fund’s Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Acquiring Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any preferred shares, dividends may be declared and paid on such preferred shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such preferred shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

The Acquiring Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the MTP Shares, provided that such modification does not materially and adversely affect the holders of MTP Shares or cause the Acquiring Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to the Liquidity Account Initial Date for each series of MTP Shares, the Acquiring Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Acquiring Fund (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Acquiring Fund that is rated not less than A3 by Moody’s, A- by S&P, A by Fitch or an equivalent rating by any other NRSRO (each, a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with a Market Value (as defined in the MTP Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MTP Shares. The “Term Redemption Amount” for MTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of MTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. The Liquidity Account Initial Dates for the Acquiring Fund MTP Shares issued to Dividend Advantage and AMT-Free pursuant to the Agreement will be October 1, 2014 and September 1, 2014, respectively.

If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Acquiring Fund will cause the custodian and the investment adviser to take all such necessary actions, including segregating assets of the Acquiring Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Acquiring Fund segregated

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as Liquidity Account Investments with respect to the MTP Shares, the Adviser and/or the Sub-Adviser, on behalf of the Acquiring Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Acquiring Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the MTP Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Acquiring Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Acquiring Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances. The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the MTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the Acquiring Fund MTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions described below:

Number of Months Preceding	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the MTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Acquiring Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day. The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Acquiring Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Acquiring Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MTP Shares on the Term Redemption Date, the requirement of the Acquiring Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, the holders of MTP Shares will be entitled to receive out of the assets of the Acquiring Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference of $10 per share, plus an amount equal to

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all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, the assets of the Acquiring Fund available for distribution among the holders of all preferred shares, and any other outstanding shares of MTP Shares, shall be insufficient to permit the payment in full to such holders of MTP Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of preferred shares, then the available assets shall be distributed among the holders of such MTP Shares and such other series of preferred shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Acquiring Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding preferred share plus accumulated and unpaid dividends and distributions has been paid in full to the holders of preferred shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by the Acquiring Fund will be made by the Acquiring Fund in respect of, the common shares of the Acquiring Fund. Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the MTP Statement.

Voting Rights

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the MTP Statement, or as otherwise required by applicable law, each holder of MTP Shares will be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Acquiring Fund and the holders of outstanding preferred shares, including the MTP Shares, will vote with holders of common shares of the Acquiring Fund as a single class. Under applicable rules of the NYSE, the Acquiring Fund is currently required to hold annual meetings of shareholders. In addition, the holders of outstanding preferred shares, including the MTP Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of common shares of the Acquiring Fund, to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including MTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding preferred shares, including any outstanding MTP Shares, accumulated dividends (whether or not earned or declared) on the shares of preferred shares, including the MTP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of the Acquiring Fund will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares,

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including the MTP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the preferred shares, including the MTP Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Acquiring Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including MTP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any preferred shares, including MTP Shares, issued after the date hereof will vote with MTP Shares as a single class on the matters described above, and the issuance of any other preferred shares, including MTP Shares, by the Acquiring Fund may reduce the voting power of the holders of MTP Shares.

As soon as practicable after the accrual of any right of the holders of preferred shares to elect additional trustees as described above, the Acquiring Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred shares to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred shares, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Acquiring Fund fails to call such a special meeting, it may be called at the expense of the Acquiring Fund by any such holder on like notice. The record date for determining the holders of preferred shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares held during a Voting Period at which trustees are to be elected, such holders, voting as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Acquiring Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the MTP Statement, so long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of MTP Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Acquiring Fund’s Declaration of Trust or the MTP Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Acquiring Fund as described under the heading “—Issuance of Additional Preferred Shares” will not be considered to materially and adversely affect the rights and preferences of MTP Shares, and (ii) a division of an MTP Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of MTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of an MTP Share of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share (other than as a result of a division of an MTP Share). So long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of MTP Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent.

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Except as otherwise permitted by the terms of the MTP Statement, so long as any MTP Shares of a series are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of the MTP Shares of such series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the MTP Statement relating to the MTP Shares of such series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix with respect to such MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Acquiring Fund as described under the heading “—Issuance of Additional Preferred Shares” will not be considered to materially and adversely affect the rights and preferences of MTP Shares of such series, and (ii) a division of a preferred share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the MTP Shares of such series; and provided, further, that no amendment, alteration or repeal of the obligations of the Acquiring Fund to (x) pay the Term Redemption Price on the Term Redemption Date for the MTP Shares of such series or (y) accumulate dividends at the Dividend Rate for the MTP Shares of such series will be effected without, in each case, the prior unanimous vote or consent of the holders of the MTP Shares of such series. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of an MTP Share of a series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share.

Under the terms of the MTP Statement, unless a higher percentage is provided for in the Acquiring Fund’s Declaration of Trust, the affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Shares,” including the MTP Shares outstanding at the time, voting as a separate class, will be required to (i) approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company, (ii) approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred shares or (iii) approve any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Shares” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of MTP Shares to vote on any matter, whether such right is created by the MTP Statement, by the provisions of the Acquiring Fund’s Declaration of Trust, by statute or otherwise, no holder of MTP Shares will be entitled to vote any MTP Shares, and no MTP Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MTP Shares will have been given in accordance with the MTP Statement, and the Redemption Price for the redemption of such MTP Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No MTP Shares held by the Acquiring Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes. Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective rating agency, may be amended by the respective rating agency without the vote, consent or approval of the Acquiring Fund, the Board of the Acquiring Fund and any holder of MTP Shares, or any other shareholder of the Acquiring Fund. Unless otherwise required by law or the Acquiring Fund’s Declaration of Trust, holders of MTP Shares

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will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the MTP Statement. The holders of MTP Shares will have no rights to cumulative voting. In the event that the Acquiring Fund fails to declare or pay any dividends on MTP Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Acquiring Fund to accumulate and, if permitted by applicable law and the MTP Statement, pay dividends at the Default Rate as discussed above.

Rating Agencies

The Acquiring Fund will use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each series of MTP Shares for so long as each series of MTP Shares is outstanding (which credit rating may consist of a credit rating on the MTP Shares generally or the preferred shares generally). “Rating Agency” means any of Moody’s, S&P or Fitch, as designated by the Board from time to time to be a Rating Agency for purposes of the MTP Statement. The Board has initially designated Moody’s, S&P and Fitch to be Rating Agencies. The Acquiring Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a series of MTP Shares for so long as such series is outstanding. The Board may elect to terminate the designation of any Rating Agency previously designated by the Board to act as a Rating Agency for purposes of the MTP Statement (provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board with any other Rating Agency not so designated at such time, if such replacement Rating Agency has at the time of such replacement (i) issued a rating for MTP Shares of such series and (ii) entered into an agreement with the Acquiring Fund to continue to issue such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Acquiring Fund by writing the Acquiring Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

Issuance of Additional Preferred Shares

So long as any MTP Shares are outstanding, the Acquiring Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Acquiring Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MTP Shares as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Acquiring Fund, including additional series of MTP Shares, and authorize, issue and sell additional shares of any such series of preferred shares then outstanding or so established and created, including additional MTP Shares, in each case in accordance with applicable law, provided that the Acquiring Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof, including to the redemption of preferred shares with such proceeds, have Asset Coverage of at least 225%.

Actions on Other than Business Days

Unless otherwise provided herein or in the MTP Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act

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performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board, without the vote of the holders of MTP Shares, may interpret, supplement or amend the provisions of the MTP Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other preferred shares of the Acquiring Fund.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General.    Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Under each Fund’s declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

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Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

Shareholder Voting.    The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of

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two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have similar investment objectives and policies. The Acquiring Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income taxes and Massachusetts personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of the Acquiring Fund is the enhancement of portfolio value relative to the Massachusetts municipal bond market through investments in tax-exempt Massachusetts municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. For each of the Target Funds, the investment objectives are to provide current income exempt from regular federal and Massachusetts income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. With respect to AMT-Free only, the Fund also seeks to provide current income exempt from the AMT. The Acquiring Fund and Dividend Advantage have not established any limit on the percentage of investments that may be invested in Massachusetts municipal obligations that are subject to the AMT, and a substantial portion of the income produced by the Funds may be subject to the AMT. As of May 31, 2013, the percentage of total investments invested in debt securities subject to the AMT for each of the Acquiring Fund, Dividend Advantage and AMT-Free was 11.43%, 11.35% and 0.00%, respectively.

Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class.

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Investment Policies

The Acquiring Fund and each Target Fund have similar investment policies. It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal and Massachusetts income taxes. In addition, AMT-Free, as a fundamental policy, also invests, under normal circumstances, at least 80% of its assets in municipal securities and other related investments that pay interest exempt from the AMT.

With respect to AMT-Free only, the Fund seeks to provide current income exempt from the AMT. The Acquiring Fund has not established any limit on the percentage of investments that may be invested in Massachusetts municipal obligations that are subject to the AMT and thus, a substantial portion of the dividends paid by the Acquiring Fund may be taxable to its shareholders under the AMT. Accordingly, to the extent that the combined fund invests a portion of its portfolio in municipal obligations that are subject to the AMT, shareholders of AMT-Free (as shareholders of the combined fund following the Reorganizations) who are subject to the AMT will be taxed on such income. The portion of the combined fund’s total assets invested in securities subject to the AMT as of the closing of the Reorganizations or in the future, and the portion of income subject to the AMT, cannot be known in advance.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on the research and analysis of the Adviser and/or the Sub-Adviser when investing in these securities. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

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The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Each Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. Each Fund buys municipal securities with different maturities and intends to maintain an average maturity of 15-30 years, including the effects of leverage, although the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. A Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. As of May 31, 2013, the average effective maturities of the portfolios of the Acquiring Fund, Dividend Advantage and AMT-Free were 16.66, 19.33 and 19.25 years, respectively.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. A municipal security with an insurance feature will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures

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contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer, except that this limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes and if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

Portfolio Investments

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and Massachusetts income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of

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participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which the Funds invest are generally issued by the Commonwealth of Massachusetts, a municipality in Massachusetts, or a political subdivision or agency or instrumentality of such Commonwealth or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Sub-Adviser to be reliable), is exempt from regular federal and Massachusetts income taxes, and, with respect to AMT-Free only, the AMT. Each Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and Massachusetts income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are

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issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on

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another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a

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Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

The Funds may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. A Fund may enter into

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contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

General.    Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon)

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value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor the Adviser or the Sub-Adviser is currently subject to registration or regulation as such under the CEA. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser and/or the Sub-Adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Funds may enter into futures transactions, engage in options transactions or engage in swap transactions.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which a Fund may invest

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directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of a Fund’s investments. These strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote “FOR” the approval of the Reorganization(s).

PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES

OF ACQUIRING FUND

(SHAREHOLDERS OF THE ACQUIRING FUND)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE. In addition, the Acquiring Fund will issue MTP Shares. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and newly issued Acquiring Fund preferred shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund preferred shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined Fund.

The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the

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Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. As a result of the Reorganizations, common shareholders of the Acquiring Fund will hold a smaller percentage of the outstanding voting shares of the combined fund as compared to their percentage holdings prior to the Reorganizations. The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations, and the Acquiring Fund’s Statement Establishing and Fixing the Rights and Preferences of MTP Shares requires the common shareholders and preferred shareholders of the Acquiring Fund to vote together on matters submitted to a vote of shareholders.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions including approval of the proposals relating to the Reorganizations by each Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

PROPOSAL NO. 4—APPROVAL OF ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY AND APPROVAL OF NEW FUNDAMENTAL INVESTMENT POLICY FOR PREMIUM INCOME

(SHAREHOLDERS OF PREMIUM INCOME)

Premium Income has adopted a fundamental investment policy relating to the Fund’s ability to make loans (the “Current Fundamental Loan Policy”) that can be changed only by shareholder vote.

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The Current Fundamental Loan Policy adopted by Premium Income reflects industry and other market conditions present at the time of the inception of the Fund.

As a general matter, Nuveen’s municipal closed-end funds are seeking to adopt a uniform set of investment policies. Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative begun approximately four years ago, all Nuveen municipal closed-end funds, including Premium Income, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time.

The proposed new fundamental investment policy with respect to loans (the “New Fundamental Loan Policy”), which has already been adopted by each Target Fund, would permit Premium Income to make loans to the extent permitted by the 1940 Act. Among other things, the change in Premium Income’s investment policy is intended to provide Premium Income with the flexibility to make loans in circumstances where a municipal issuer is in distress, if the Adviser and/or the Sub-Adviser believes that doing so would both:

—	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

—	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Conforming and updating these investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of Premium Income’s investment objectives. Providing Premium Income with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value and should not be viewed as a commentary on the state of the municipal bond market or as indicative of an immediate need or desire to make a loan to an issuer facing a credit workout situation. Loans to issuers in distress, however, involve risks. It is possible Premium Income could lose its entire investment with an issuer as well as the amount loaned.

In order to implement the New Fundamental Loan Policy, Premium Income must change its Current Fundamental Loan Policy, which change requires your approval. In particular, Premium Income shareholders must first approve the elimination of the Current Fundamental Loan Policy as well as the implementation of the New Fundamental Loan Policy.

The primary purposes of these changes are to provide Premium Income with increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation of and possible growth of capital which, if successful, will help to sustain and build net asset value, and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies.

The Board of Premium Income has unanimously approved, and unanimously recommends the approval by shareholders of Premium Income of, the elimination of the Current Fundamental Loan Policy and the approval of the New Fundamental Loan Policy, as described below.

4. For Premium Income:

(a)	Elimination of Fundamental Policy Relating to Making Loans: The Current Fundamental Loan Policy with respect to making loans, and which is proposed to be eliminated, provides that Premium Income shall not:

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Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations.

(b)	Approval of New Fundamental Policy Relating to Making Loans: It is proposed that Premium Income adopt a New Fundamental Loan Policy with respect to making loans. The adoption of the following New Fundamental Loan Policy for Premium Income is contingent on shareholder approval of the elimination of Premium Income’s Current Fundamental Loan Policy with respect to making loans, as reflected in 4(a) above. The proposed New Fundamental Loan Policy provides that Premium Income shall not:

Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

Premium Income has no current intention of seeking exemptive relief under the 1940 Act for the purpose of making loans. If such relief was sought, there is no guarantee that it would be granted.

Board Recommendation

The Board of Premium Income believes that eliminating the Current Fundamental Loan Policy and adopting the New Fundamental Loan Policy gives the Adviser and/or the Sub-Adviser flexibility to rapidly respond to continuing developments in the municipal bond market and would enhance the ability of Premium Income’s portfolio manager to meet Premium Income’s investment objectives. In addition, the Board of Premium Income believes that the proposed changes will create consistent investment policies for all Nuveen municipal closed-end funds and will help to promote operational efficiencies.

The Board of Premium Income recommends that shareholders of Premium Income vote “FOR” the elimination of the Current Fundamental Loan Policy and the approval of the New Fundamental Policy.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

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Specifically, the Acquiring Fund’s Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, or a reorganization or recapitalization of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s Declaration of Trust or the Acquiring Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s Declaration of Trust relating to such higher votes are in the best interest of the Acquiring Fund.

The Acquiring Fund’s Declaration of Trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the By-Laws require the Board be divided into three classes with staggered terms. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. See “Proposal No. 1—Board Leadership Structure and Risk Oversight—Board Member Terms.”

The provisions of the Acquiring Fund’s Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid

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and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s Declaration of Trust on file with the SEC for the full text of these provisions. Because the Acquiring Fund and each Target Fund is a Massachusetts business trust, each Target Fund’s Declaration of Trust contains provisions similar to those discussed above.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including MTP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including MTP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

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Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund MTP Shares

General

The Acquiring Fund currently has outstanding 2,021,000 2.65% Series 2015 MTP Shares and 1,643,500 2.75% Series 2016 MTP Shares, each series with a par value of $0.01 per share, a liquidation preference of $10 per share, which will remain outstanding following the completion of the Reorganizations. Proceeds from the issuance of the MTP Shares, net of offering expenses, were used to redeem all of the Acquiring Fund’s outstanding auction rate preferred shares.

Dividends

The holders of the MTP Shares are entitled to receive cumulative cash dividends and distributions on such shares when, as and if declared by, or under authority granted by, the Acquiring Fund’s Board. Dividends on the MTP Shares will be payable monthly based on the fixed dividend rate set forth in the MTP Statement attached as Appendix C to the Reorganization SAI.

Redemption

The MTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the 2.65% Series 2015 MTP Shares and 2.75% Series 2016 MTP Shares on February 1, 2015 and February 1, 2016, respectively, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price equal to the liquidation preference per share ($10) plus an amount equal to accumulated but unpaid dividends thereon. The MTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price equal to the liquidation preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the optional redemption date (whether or not earned, but excluding interest thereon). In the event the Acquiring Fund fails to comply with its effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem a number of MTP Shares or other preferred shares necessary to regain compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the MTP Statement, or as otherwise required by applicable law, (i) each holder of MTP Shares is entitled to one vote for each MTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of the MTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including MTP Shares, are entitled as a class to

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elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including MTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

The holders of the MTP Shares, as a separate class, have voting and consent rights with respect to actions that would materially and adversely affect any preference, right or power of the MTP Shares or the holders of the MTP Shares. The holders of the MTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the MTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The MTP Shares are senior securities in priority to the Acquiring Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The MTP Shares have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund outstanding, including the MTP Shares to be issued in connection with the Reorganizations.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Acquiring Fund to Computershare, Inc.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund primarily invests in municipal securities issued by Massachusetts, its cities and local authorities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state

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and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal bonds owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, or for certain high income individuals, 20%. In addition, for taxable years beginning after December 31, 2012, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

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The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15% (or 20% for certain high income individuals), while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of shares for taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market

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discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such accrued income, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to MTP Shares, the Acquiring Fund will receive an opinion from special tax counsel that MTP Shares of the Acquiring Fund will constitute equity of the Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will quality as tax-free reorganizations under the Code, assumes such treatment. Accordingly, distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distributions. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Massachusetts Tax Matters

The following is based upon the advice of K&L Gates LLP, special counsel to the Acquiring Fund.

The Acquiring Fund’s regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal securities or on certain U.S. government obligations that are exempt from state taxation under federal law. You will

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be subject to Massachusetts personal income taxes, however, to the extent the Acquiring Fund distributes any taxable income, or if you sell or exchange Acquiring Fund shares and realize a capital gain on the transaction.

The treatment of shareholders subject to the Massachusetts corporation excise tax differs from that described above. Corporate shareholders should refer to the Reorganization SAI for more detailed information and are urged to consult their tax advisor.

Shareholders are advised to consult with their own tax advisors concerning Massachusetts state and local tax matters. Please refer to the Reorganization SAI for more detailed information.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Legal Opinions

Certain legal matters in connection with the issuance of common shares and MTP Shares pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the fiscal year ended May 31, 2013 are incorporated herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

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GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and each Target Fund

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information, of each Fund as of October 7, 2013.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	4,776,927
Preferred shares (MTP)	Unlimited	—	3,664,500
Dividend Advantage:
Common shares	Unlimited	—	1,966,050
Preferred shares (MTP)	Unlimited	—	1,472,500
AMT-Free:
Common shares	Unlimited	—	2,727,317
Preferred shares (MTP)	Unlimited	—	2,207,500

The common shares of the Acquiring Fund are listed and trade on the NYSE under the ticker symbol NMT. The common shares of Dividend Advantage and AMT-Free are listed and trade on the NYSE MKT under the ticker symbols NMB and NGX, respectively. The Acquiring Fund’s two series of MTP Shares are listed and trade on the NYSE under the ticker symbols NMT PrC and NMT PrD. The MTP Shares of Dividend Advantage and AMT-Free are listed and trade on the NYSE under the ticker symbols NMB PrC and NGX PrC, respectively. Upon the closing of the Reorganizations, it is expected that the common shares and MTP Shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Funds

As of September 30, 2013, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before October 7, 2013. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of October 7, 2013.

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				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund

Acquiring Fund—MTP Shares 2.65% Series 2015	Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534	195,936	9.70%	9.70%	8.78%

Acquiring Fund—MTP Shares 2.75% Series 2016	Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534	117,600	7.16%	7.16%	8.78%

Dividend Advantage—MTP Shares	Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534	186,459	12.66%	12.66%	8.78%

AMT-Free—Common Shares	Gerald Fels, 271 Thompson Road, Webster, Massachusetts 05170	302,401	11.1%	3.13%	N/A

AMT-Free—MTP Shares	Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534	144,665	6.55%	6.55%	8.78%

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains and evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on

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Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees.    The following table provides the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Acquiring Fund	$21,200	$22,250	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Dividend Advantage	21,200	22,250	0	0	0	0	0	0	0	0	0	0	0	0
AMT-Free	21,200	22,250	0	0	0	0	0	0	0	0	0	0	0	0

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(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees.    The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50 percent of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Acquiring Fund	$0	$0	$0	$0	$0	$0	$0	$0
Dividend Advantage	0	0	0	0	0	0	0	0
AMT-Free	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser

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Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Target Funds.”

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2014 annual meeting of shareholders of the Funds, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [            ], 2014. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the respective Fund no later than [            ], 2014 or prior to [            ], 2014. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2014 annual meetings. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2014 annual meeting of shareholders, expected to be held in November 2014.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a

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Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is May 31.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 3, 2014

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment

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will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 2013 by and among Nuveen Massachusetts Premium Income Municipal Fund (the “Acquiring Fund”) and each of Nuveen Massachusetts AMT-Free Municipal Income Fund (“AMT-Free” or a “Target Fund”) and Nuveen Massachusetts Dividend Advantage Municipal Fund (“Dividend Advantage” or a “Target Fund” and, together with AMT-Free, the “Target Funds”), each, a Massachusetts business trust. The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and newly issued MuniFund Term Preferred Shares (“MTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $10 per share, as set forth in this Agreement (“Acquiring Fund MTP Shares” and, together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund MTP Shares received by the Target Fund to the holders of common shares and MTP Shares of the Target Fund, respectively, as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF

EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF

EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund MTP Shares as the number of MTP Shares of such Target Fund outstanding immediately prior to the Closing Date (as defined in Section 3.1) and having substantially identical terms as the MTP Shares of such Target Fund, as of the Closing Date, and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund MTP Shares to be issued to each Target Fund shall consist of a separate series, as set forth in Exhibit A hereto, and such series shall: (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference over the common shares of the Acquiring Fund with respect to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund. Such transactions shall take place at the closings provided for in Section 3.1 (each, a “Closing” and, together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund shall transfer substantially all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4 and the dividend or dividends set forth in Section 8.5.

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies, and/or restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of such securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided that if more than one Target Fund holds such securities, the Acquiring Fund shall apportion all such sales among the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the respective Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4 or the dividend(s) set forth in Section 8.5.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing MTP Shares of a Target Fund up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund MTP Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund shall declare all accumulated but unpaid dividends on its MTP Shares up to and including the day immediately preceding the Closing Date. Such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund MTP Shares for which such Target Fund’s MTP Shares were exchanged to the holders thereof as of the day immediately preceding the Closing Date. Each Target Fund shall retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a)each Target Fund will distribute in complete liquidation of the Target Fund, pro-rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, one of the Acquiring Fund MTP Shares received by such Target Fund (together with any Interim Dividends) in exchange for each MTP Share of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing; and (b)each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund MTP Shares received by such Target Fund as the number of MTP Shares of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing Date, and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Target Fund simultaneously will be canceled on the books of the Target

Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the respective Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders on the Closing Date after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b)a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Valuation Time shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on February 10, 2014 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. Central time. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Target Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and MTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and MTP Shares of such Target Fund, and the number and percentage ownership of outstanding common shares and MTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and MTP Shares, to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (“Target Fund MTP Statement”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of May 31, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of May 31, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund under Massachusetts law). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a)under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (“Acquiring Fund MTP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of May 31, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of May 31, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a)under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares and Acquiring Fund MTP Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Declaration of Trust, By-Laws and Target Fund MTP Statement. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and Acquiring Fund MTP Statement.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or Acquiring Fund MTP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Acquiring Fund MTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Each Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or Target Fund MTP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Target Fund MTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund followed by the distribution to Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Target Fund Shareholders solely in exchange for such shareholders’ common and preferred shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund MTP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by K&L Gates LLP with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from the rating agencies then rating the preferred shares of the Funds that: (a) consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund MTP Shares; and (b) the Acquiring Fund MTP Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the MTP Shares of the Target Fund exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, a Target Fund Board, the Acquiring Fund, a Target Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of a Fund personally, but shall bind only the property of a Fund, as provided in each Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of a Fund as provided in its Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN MASSACHUSETTS AMT-FREE MUNICIPAL INCOME FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Dividend Advantage	MTP Shares, 2.60% Series 2015 Fixed Dividend Rate: 2.60% Term Redemption Date: April 1, 2015	MTP Shares, 2.60% Series 2015 Fixed Dividend Rate: 2.60% Term Redemption Date: April 1, 2015

AMT-Free	MTP Shares, 2.65% Series 2015 Fixed Dividend Rate: 2.65% Term Redemption Date: March 1, 2015	MTP Shares, 2.65% Series 2015 #1 Fixed Dividend Rate: 2.65% Term Redemption Date: March 1, 2015

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Fund.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of May 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended May 31
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning Common Share Net Asset Value	$15.45	$14.16	$14.48	$13.29	$14.22	$14.56	$14.45	$15.10	$14.34	$15.30

Investment Operations:
Net Investment Income (Loss)	0.62	0.67	0.75	0.87	0.91	0.88	0.88	0.88	0.91	0.94
Net Realized/ Unrealized Gain (Loss)	(0.19)	1.44	(0.24)	1.12	(0.98)	(0.32)	0.13	(0.50)	0.81	(0.97)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	(0.01)	(0.03)	(0.15)	(0.25)	(0.23)	(0.18)	(0.08)	(0.05)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	(0.02)	(0.01)	0.00 *	0.00	0.00	0.00

Total	0.43	2.11	0.50	1.96	(0.24)	0.30	0.78	0.20	1.64	(0.08)

Less Distributions:
From Net Investment Income to Common Shareholders	(0.71)	(0.77)	(0.78)	(0.77)	(0.65)	(0.62)	(0.67)	(0.81)	(0.88)	(0.88)
From Accumulated Net Realized Gains to Common Shareholders	(0.05)	(0.05)	(0.04)	0.00	(0.04)	(0.02)	0.00 *	(0.04)	0.00	0.00

Total	(0.76)	(0.82)	(0.82)	(0.77)	(0.69)	(0.64)	(0.67)	(0.85)	(0.88)	(0.88)

Ending Common Share Net Asset Value	$15.12	$15.45	$14.16	$14.48	$13.29	$14.22	$14.56	$14.45	$15.10	$14.34

Ending Market Value	$13.64	$15.12	$13.59	$14.93	$13.28	$13.61	$14.33	$14.35	$16.14	$14.35
Total Returns:
Based on Market Value(b)	(5.18)%	17.78%	(3.48)%	18.77%	3.54%	(0.48)%	4.60%	(6.14)%	18.97%	(9.51)%
Based on Common Share Net Asset Value(b)	2.81%	15.29%	3.58%	15.03%	(1.36)%	2.08%	5.47%	1.41%	11.74%	(0.51)%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$72,250	$73,758	$67,605	$69,031	$63,321	$67,720	$69,323	$68,776	$71,648	$67,806
Ratios to Average Net Assets Applicable to Common Shares(c)
Expenses(d)	2.86%	3.03%	2.51%	1.60%	1.43%	1.26%	1.24%	1.25%	1.24%	1.24%
Net Investment Income (Loss)	3.99%	4.48%	5.30%	6.21%	7.01%	6.09%	5.97%	5.98%	6.15%	6.37%
Portfolio Turnover Rate	10%	12%	6%	3%	1%	14%	9%	13%	18%	22%

	Year Ended May 31
Per Share Operating Performance	2013	2012	2011		2010		2009	2008	2007	2006	2005	2004
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—		$14,400		$34,000	$34,000	$34,000	$34,000	$34,000	$34,000
Asset Coverage Per $25,000 Share	$—	$—	$—		$74,863		$71,559	$74,794	$75,973	$75,571	$77,682	$74,857
MuniFund Term Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$36,645	$36,645	$36,645		$20,210		$—	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$29.72	$30.13	$28.45		$29.95		$—	$—	$—	$—	$—	$—
Ending Market Value Per Share (Series 2015)	$10.07	$10.10	$10.02		$10.00		$—	$—	$—	$—	$—	$—
Average Market Value Per Share (Series 2015)	$10.09	$10.08	$10.02		$10.00	**	$—	$—	$—	$—	$—	$—
Ending Market Value Per Share (Series 2016)	$10.12	$10.10	$10.00		$—		$—	$—	$—	$—	$—	$—
Average Market Value Per Share (Series 2016)	$10.11	$10.08	$9.97	***	$—		$—	$—	$—	$—	$—	$—
Auction Rate Preferred Shares and MuniFund Term Preferred Shares and End of Period:
Asset Coverage per $1 Liquidation Preference	$—	$—	$—		$2.99		$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or MuniFund Term Preferred Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to MuniFund Term Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1–General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 5/31:
2013	1.64%
2012	1.74
2011	1.28
2010	0.37
2009	0.09
2008	—
2007	—
2006	—
2005	—
2004	—

*	Rounds to less than $.01 per share.
**	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
***	For the period January 20, 2011 (first issuance date of shares) through May 31, 2011.

Target Funds

The following financial highlights table is intended to help you understand each Target Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of May 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The Annual Reports may be obtained without charge by calling (800) 257-8787.

Dividend Advantage	Year Ended May 31
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning Common Share Net Asset Value	$15.32	$13.97	$14.38	$13.52	$14.36	$14.84	$14.83	$15.65	$14.84	$16.00

Investment Operations:
Net Investment Income (Loss)	0.63	0.65	0.68	0.89	0.95	0.94	0.93	0.95	0.97	1.00
Net Realized/ Unrealized Gain (Loss)	(0.13)	1.46	(0.26)	0.80	(0.93)	(0.45)	0.08	(0.54)	0.95	(1.11)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	(0.02)	(0.17)	(0.26)	(0.25)	(0.17)	(0.08)	(0.04)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	(0.01)	0.00	(0.01)	0.00	(0.02)	0.00	(0.01)

Total	0.50	2.11	0.42	1.66	(0.15)	0.22	0.76	0.22	1.84	(0.16)

Less Distributions:
From Net Investment Income to Common Shareholders	(0.68)	(0.76)	(0.83)	(0.77)	(0.69)	(0.68)	(0.75)	(0.85)	(0.92)	(0.92)
From Accumulated Net Realized Gains to Common Shareholders	0.00	0.00	0.00	(0.03)	0.00	(0.02)	0.00	(0.19)	(0.11)	(0.08)

Total	(0.68)	(0.76)	(0.83)	(0.80)	(0.69)	(0.70)	(0.75)	(1.04)	(1.03)	(1.00)

Ending Common Share Net Asset Value	$15.14	$15.32	$13.97	$14.38	$13.52	$14.36	$14.84	$14.83	$15.65	$14.84

Ending Market Value	$13.62	$14.64	$13.53	$14.10	$13.83	$14.61	$16.28	$15.53	$17.45	$14.88
Total Returns:
Based on Market Value(b)	(2.71)%	14.21%	1.87%	7.90%	(0.04)%	(5.73)%	10.04%	(5.23)%	24.96%	(3.74)%
Based on Common Share Net Asset Value(b)	3.21%	15.45%	3.05%	12.50%	(0.70)%	1.55%	5.14%	1.49%	12.76%	(1.03)%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$29,756	$30,124	$27,465	$28,235	$26,530	$28,135	$29,072	$29,004	$30,539	$28,904
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement(c)
Expenses(e)	2.86%	3.09%	3.08%	1.67%	1.54%	1.32%	1.33%	1.29%	1.31%	1.27%
Net Investment Income (Loss)	4.09%	4.41%	4.83%	6.16%	7.09%	6.11%	5.84%	5.79%	5.83%	6.05%
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	3.03%	1.54%	1.33%	1.05%	0.97%	0.86%	0.87%	0.82%
Net Investment Income (Loss)	N/A	N/A	4.88%	6.29%	7.30%	6.39%	6.19%	6.21%	6.27%	6.50%
Portfolio Turnover Rate	11%	8%	16%	11%	1%	15%	9%	13%	12%	26%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$14,250	$15,000	$15,000	$15,000	$15,000	$15,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$71,544	$71,892	$73,453	$73,340	$75,899	$73,173

	Year Ended May 31
Per Share Operating Performance	2013	2012	2011	2010		2009	2008	2007	2006	2005	2004
MuniFund Term Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$14,725	$14,725	$14,725	$14,725		$—	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$30.21	$30.46	$28.65	$29.18		$—	$—	$—	$—	$—	$—
Ending Market Value Per Share (Series 2015)	$10.09	$10.10	$13.53	$9.98		$—	$—	$—	$—	$—	$—
Average Market Value Per Share (Series 2015)	$10.08	$10.07	$14.03	$9.95	*	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or MuniFund Term Preferred Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MuniFund Term Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 5/31:
2013	1.56%
2012	1.68
2011	1.75
2010	0.35
2009	0.10
2008	—
2007	—
2006	—
2005	—
2004	—

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	For the period March 23, 2010 (first issuance date of shares) through May 31, 2010.

AMT-Free	Year Ended May 31
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning Common Share Net Asset Value	$14.90	$14.36	$14.71	$13.86	$14.28	$14.50	$14.39	$14.93	$14.04	$15.25

Investment Operations:
Net Investment Income (Loss)	0.55	0.59	0.64	0.82	0.91	0.90	0.90	0.90	0.92	0.94
Net Realized/ Unrealized Gain (Loss)	(0.31)	0.65	(0.23)	0.79	(0.50)	(0.21)	0.08	(0.53)	0.90	(1.22)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	(0.03)	(0.17)	(0.26)	(0.25)	(0.20)	(0.09)	(0.06)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.24	1.24	0.41	1.58	0.24	0.43	0.73	0.17	1.73	(0.34)

Less Distributions:
From Net Investment Income to Common Shareholders	(0.59)	(0.70)	(0.76)	(0.73)	(0.66)	(0.65)	(0.62)	(0.71)	(0.84)	(0.86)
From Accumulated Net Realized Gains to Common Shareholders	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.01)

Total	(0.59)	(0.70)	(0.76)	(0.73)	(0.66)	(0.65)	(0.62)	(0.71)	(0.84)	(0.87)

Ending Common Share Net Asset Value	$14.55	$14.90	$14.36	$14.71	$13.86	$14.28	$14.50	$14.39	$14.93	$14.04

Ending Market Value	$12.90	$15.39	$13.62	$15.79	$13.15	$14.14	$14.45	$13.43	$15.94	$13.90
Total Returns:
Based on Market Value(b)	(12.66)%	18.74%	(9.04)%	26.19%	(2.11)%	2.49%	12.49%	(11.62)%	20.95%	(6.83)%
Based on Common Share Net Asset Value(b)	1.55%	8.82%	2.89%	11.61%	2.00%	3.04%	5.12%	1.20%	12.62%	(2.18)%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$39,671	$40,630	$39,158	$40,095	$37,754	$38,873	$39,458	$39,179	$40,611	$38,121
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement(d)
Expenses(e)	3.12%	3.16%	3.07%	1.86%	1.47%	1.29%	1.28%	1.29%	1.27%	1.28%
Net Investment Income (Loss)	3.70%	4.03%	4.38%	5.50%	6.47%	5.82%	5.67%	5.66%	5.83%	5.94%
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	3.01%	1.67%	1.16%	0.85%	0.79%	0.81%	0.80%	0.78%
Net Investment Income (Loss)	N/A	N/A	4.44%	5.69%	6.78%	6.25%	6.15%	6.14%	6.30%	6.43%
Portfolio Turnover Rate	20%	14%	4%	1%	0%	13%	6%	5%	2%	97%

	Year Ended May 31
Per Share Operating Performance	2013	2012	2011	2010		2009	2008	2007	2006	2005	2004
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—		$20,500	$20,500	$20,500	$20,500	$20,500	$20,500
Asset Coverage Per $25,000 Share	$—	$—	$—	$—		$71,042	$72,407	$73,120	$72,779	$74,526	$71,489
MuniFund Term Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$22,075	$22,075	$22,075	$22,075		$—	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$27.97	$28.41	$27.74	$28.16		$—	$—	$—	$—	$—	$—
Ending Market Value Per Share (Series 2015)	$10.05	$10.10	$13.62	$10.00		$—	$—	$—	$—	$—	$—
Average Market Value Per Share (Series 2015)	$10.09	$10.08	$14.48	$9.98	*	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or MuniFund Term Preferred Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2010, the Adviser is no longer the Fund for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MuniFund Term Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1–General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 5/31:
2013	1.71%
2012	1.76
2011	1.81
2010	0.57
2009	0.09
2008	—
2007	—
2006	—
2005	—
2004	—

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

APPENDIX C

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table sets forth for each Board Member and Board Member Nominee the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by such Board Member or Board Member Nominee as of September 30, 2013.

Dollar Range of Equity Securities

Board Member/Nominee(2)	Acquiring Fund	Dividend Advantage	AMT-Free	Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	over $	100,000
Jack B. Evans	0	0	0	over $	100,000
William C. Hunter	0	0	0	over $	100,000
David J. Kundert	0	0	0	over $	100,000
John K. Nelson	0	0	0		$0
William J. Schneider	0	0	0	over $	100,000
Judith M. Stockdale	0	0	0	over $	100,000
Carole E. Stone	0	0	0	over $	100,000
Virginia L. Stringer	0	0	0	over $	100,000
Terence J. Toth	0	0	0	over $	100,000

Board Members who are interested persons of the Funds
William Adams IV	0	0	0	over $	100,000
Thomas S. Schreier, Jr.	0	0	0	over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member or Board Member Nominee in the Funds and in all Nuveen funds overseen by such Board Member or Board Member Nominee.

(2)	Board Members Hunter, Schneider, Stockdale, Stone and Stringer are Board Member Nominees for re-election at the Annual Meeting, as described in the Joint Proxy Statement/Prospectus.

C-1

The following table sets forth for each Board Member and Board Member Nominee individually and for the Board Members, Board Member Nominees and officers as a group the amount of shares beneficially owned in each Fund as of September 30, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member, Board Member Nominee and officer.

Fund Shares Owned By Board Members And Officers(1)

Board Member/Nominee	Acquiring Fund	Dividend Advantage	AMT-Free
Board Members/Nominees who are not interested persons of the Funds	0	0	0
Robert P. Bremner	0	0	0
Jack B. Evans	0	0	0
William C. Hunter	0	0	0
David J. Kundert	0	0	0
John K. Nelson	0	0	0
William J. Schneider	0	0	0
Judith M. Stockdale	0	0	0
Carole E. Stone	0	0	0
Virginia L. Stringer	0	0	0
Terence J. Toth	0	0	0

Board Members who are interested persons of the Funds
William Adams IV	0	0	0
Thomas S. Schreier, Jr.	0	0	0

All Board Members and Officers as a Group	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

C-2

APPENDIX D

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING

EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Fund Committee Meeting
Acquiring Fund	5	4	0	4	5	4	6	4
Dividend Advantage	5	4	0	4	5	4	6	4
AMT-Free	5	4	0	4	5	4	6	4

D-1

APPENDIX E

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.

Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the

Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX F

FACTORS AFFECTING MUNICIPAL SECURITIES IN MASSACHUSETTS

The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth of Massachusetts (referred to herein as the “Commonwealth,” the “state,” or “Massachusetts”). Without intending to be complete, the following briefly summarizes some of the factors affecting the financial situation in the Commonwealth. No independent verification has been made of the following information. The information contained herein reflects the latest figures available. The financial statements of the Commonwealth are available at the web site of the Comptroller of the Commonwealth located at http://www.massgov.com/osc (click on Financial Reports/Audits).

Overview

The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, high technology, financial services and education. As the Commonwealth continued its emergence from a recession that ended nationally in June 2009, employment in the Commonwealth continued to grow in fiscal year 2012. Between June 2011 and June 2012, on a seasonally adjusted basis, Massachusetts employment grew by 38,500, or 1.2%, compared to employment growth of 1.3% for the United States as a whole over the same period. (Updated information from economists at Northeastern University and the Federal Reserve Bank of Boston indicate that the official numbers for both U.S. and Massachusetts employment understate employment growth significantly.) In June 2012, the Massachusetts unemployment rate was 6.0%, compared to 8.2% nationally.

As of June 30, 2012 the Commonwealth had a budgeted fund balance of approximately $1.990 billion and completed the fiscal year with a consolidated net surplus of $310 million, sufficient to meet statutory requirements for $147 million to be carried forward and reserved as undesignated in fiscal year 2013; $15 million to be transferred to the Life Sciences Fund; $117 million to be deposited into the Stabilization Fund; $20 million to be transferred to the Health Care Workforce Transformation Fund and $3 million to be distributed to the City of New Bedford Public Schools. The total budgeted fund balance of $1.990 billion represented a budgetary gain (a surplus of revenues and other financing sources over expenditures and other financing uses) of approximately $89 million. Of the total budgeted fund balance, $1.652 billion was reserved in the Stabilization Fund, compared to $1.379 billion at the end of fiscal year 2011. $170 million was reserved for continuing appropriations into fiscal year 2013. The remaining balance of $167 million was made up of the $147 million statutorily required carryforward and other smaller fund balances.

Preliminarily, as of June 30, 2013, the Commonwealth had a budgeted fund balance of approximately $1.637 billion. Of this total budgeted fund balance, $1.601 billion is reserved in the Stabilization Fund, compared to $1.652 billion at the end of fiscal year 2012. $16 million is reserved for continuing appropriations into fiscal year 2014. The remaining balance is $20 million.

For fiscal year 2012, the Commonwealth collected $21.115 billion in tax revenue, including $11.991 billion from income taxation, $5.059 billion from sales, $1.771 billion from corporations, $662 million from motor fuels and over $1.6 billion from other forms of taxation. For the year ended

June 30, 2012, the Commonwealth used $486 million in federal American Recovery and Reinvestment Act (“ARRA”) funds it received by the Commonwealth; and in fiscal year 2013 ARRA funds were expected to total $175 million to $120 million.

Preliminarily, for fiscal year 2013, the Commonwealth collected $22.123 billion in tax revenue, including $12.831 from income taxation, $5.164 billion from sales, $1.822 billion from corporations, $652 from motor fuels and over $1.6 billion from other forms of taxation.

Lottery revenues were approximately $4.7 billion for fiscal year 2012 and were projected to remain about the same for fiscal year 2013.

On March 1, 2013 sequestration took effect under the federal Budget Control Act of 2011, as amended by the American Taxpayer Relief Act of 2013, and the President issued an order canceling $85.3 billion in federal budgetary resources for the remainder of federal fiscal 2013 (which ends on September 30, 2013). Federal agencies are implementing the final across-the-board percentage reductions required for federal fiscal 2013 spending. While most of these affect federal employees and federal contracts, the Executive Office for Administration and Finance is working with state agencies to assess the potential impact of the sequestration on their programs and services and to develop implementation plans to address the reduced level of federal funding. The Secretary of Administration and Finance has established a “Sequestration Impact Task Force” comprised of industry and economic experts that has convened to assess the likely longer-term economic impact of sequestration on Massachusetts and any associated effects on state revenues, safety net caseloads and other state programs and services.

On June 26, 2013, the Legislature enacted transportation finance legislation projected to raise $805 million in additional annual resources for transportation by fiscal 2018. The $805 million would be generated by increasing the motor fuels tax by 3¢ and indexing it to the rate of inflation ($157 million), mandating a combination of reforms, efficiencies and increases in fares, fees and tolls at MassDOT and the MBTA ($354 million), shifting motor sales tax collections currently dedicated to the General Fund to the Commonwealth Transportation Fund while also redirecting the 0.385% of regular and meals sales tax that is currently dedicated to the Commonwealth Transportation Fund to the General Fund ($170 million), dedicating the revenue from the existing underground storage tank fee to transportation ($84 million) and requiring a transfer from the General Fund ($40 million). The transportation finance legislation enacted by the Legislature also includes a number of other tax-related items that the Legislature does not specifically dedicate for transportation purposes, and may be available for other budgetary purposes. These total $460 million (projected fiscal 2018 values) and include increasing the excise tax on tobacco products ($186 million), applying the sales tax to computer systems design services and to the modification of prewritten software ($181 million) and making certain changes to the corporate excise ($93 million). However, after accounting for the motor vehicles, regular and meals sales tax revenue shift as well as the $40 million General Fund subsidy mentioned above, only approximately $166 million of additional resources would be available for non-transportation purposes in fiscal 2018.

On July 2, 2013, the Governor returned the legislation to the Legislature with an amendment that would offset the amount of revenue lost from the scheduled discontinuance of the western turnpike tolls in calendar 2017 with an increase in the gas tax. The provision would only be triggered if and to the extent the toll revenues are reduced. The revenue loss should the western turnpike tolls come down in calendar 2017 is estimated to be $135 million. On July 18, 2013 the Legislature rejected the

Governor’s proposed amendment by more than a two-thirds vote in each house and returned essentially the same bill to the Governor. On July 19, 2013 the Governor vetoed the bill. The Legislature voted to override the veto.

The fiscal 2014 budget was enacted by the Legislature on July 1, 2013 and approved by the Governor on July 12, 2013 with certain line item vetoes described below. A $4.075 billion interim budget for the first thirty days of fiscal 2014 had been enacted by the Legislature and approved by the Governor on June 21, 2013. Total spending in the fiscal 2014 budget approved by the Governor amounts to approximately $33.667 billion, after accounting for $435.4 million in vetoes and accompanying fiscal 2014 legislation proposed by the Governor that included $40.0 million in supplemental appropriations. The fiscal 2014 budget is approximately $1.132 billion, or 3.5%, greater than fiscal 2013 estimated spending. The fiscal 2014 budget also provides that $85 million of a potential fiscal 2013 surplus is to go to the Massachusetts Community Preservation Trust Fund ($25 million), to the Massachusetts Life Sciences Investment Fund ($19.5 million), to the Housing Stabilization Trust Fund ($10 million), to the Department of Early Education and Care ($11.5 million), to private human and social services providing for a one-time rate reserve payment ($11.5 million) and to the Social Innovation Financing Trust Fund ($7.5 million).

Approximately $417.1 million of the line item vetoes ($240 million to transportation line items and $177.1 million to unrestricted general government aid) is to ensure that the budget is in balance in light of the currently unresolved status of the transportation finance legislation described above, which raises revenue to support transportation and other budget needs. The total budgetary exposure created by the unresolved status of the transportation finance legislation is $439.6 million. The remaining $22.5 million exposure after accounting for vetoes is solved due to an adjustment to the Massachusetts School Building Authority transfer, which would otherwise receive a portion of the sales tax on computer systems design services and on the modification of prewritten software, a provision that is included in the pending transportation finance legislation.

The 2014 fiscal budget assumes tax revenues of $22.452 billion, reflecting the fiscal 2014 consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $35 million). Approximately $1.060 billion of the $22.452 billion tax estimate is assumed to be generated from taxes on capital gains. Approximately $37 million of that amount will be deposited into the Stabilization Fund and will not be available for budgetary purposes pursuant to the certification released by the Department of Revenue on December 28, 2012, that established a fiscal year 2014 capital gains threshold of $1.023 billion. The fiscal 2014 budget relies on $696 million in one-time resources to support recurring spending, down from the fiscal 2013 assumption of $920 million. Among the one-time resources assumed as part of the fiscal 2014 budget is a $350 million withdrawal from the Stabilization Fund, using debt service reversions instead of tobacco settlement proceeds to fund the scheduled fiscal 2014 OPEB fund deposit ($51 million) and redirecting $35 million in projected one-time tax settlements and judgments to the General Fund that would otherwise be statutorily required to be deposited to the Stabilization Fund. The net withdrawal, after accounting for projected deposits of capital gain revenues and tax settlements, is $207 million. The fiscal 2014 Stabilization Fund ending balance, based on fiscal 2013 year-to-date deposits and withdrawals and those assumed in the fiscal 2014 budget, is projected to be $1.395 billion.

Commonwealth Revenues

The Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds.

Major components of state tax revenue are the income tax, the sales and use tax and the corporation and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations).

Dedicated portions of the Commonwealth’s sales tax revenues are pledged to provide financial support for the Massachusetts Bay Transportation Authority (“MBTA”) and the Massachusetts School Building Authority (“MSBA”).

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 2 1/2, local governments have become increasingly reliant on distribution of revenues from the Commonwealth to support local programs and services, although the amount of aid received varies significantly among municipalities. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds is earmarked for public education and distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. There are also several specific local aid programs, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents.

The Stabilization Fund is established by state finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people, or the fiscal stability of the Commonwealth or any of its political subdivisions. Beginning July 1, 2004, state finance law has provided that (i) 0.5 percent of the net tax revenues from each fiscal year must be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5 percent of current-year net tax revenues must be made available for the next fiscal year before the year-end surplus is calculated and (iii) any remaining amount of the year-end surplus must be transferred to the Stabilization Fund. Prior to fiscal 2004, the allowable Stabilization Fund balance at fiscal year-end could not exceed 10 percent of the total revenues for that year. Since fiscal 2004, the allowable Stabilization Fund balance has been 15 percent of total current-year revenues. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

The fiscal 2014 budget relies on $696 million in one-time resources to support recurring spending, down from the fiscal 2013 assumption of $920 million. Among the one-time resources assumed as part of the fiscal 2014 budget is a $350 million withdrawal from the Stabilization Fund, using debt service reversions instead of tobacco settlement proceeds to fund the scheduled fiscal 2014 OPEB fund deposit ($51 million) and redirecting $35 million in projected one-time tax settlements and judgments to the General Fund that would otherwise be statutorily required to be deposited to the Stabilization Fund. The net withdrawal, after accounting for projected deposits of capital gain revenues and tax settlements, is $207 million. The fiscal 2014 Stabilization Fund ending balance, based on fiscal 2013 year-to-date deposits and withdrawals and those assumed in the fiscal 2014 budget, is projected to be $1.395 billion.

Fiscal 2013 Revenues and Estimates for 2014

Based upon preliminary determinations, tax revenue collections for fiscal 2013 totaled $22.123 billion, an increase of 4.8% over fiscal 2012. The fiscal 2013 tax revenue increase is attributable in large part to increases of $920 million, or 7.7%, in income tax collections.

The 2014 fiscal budget assumes tax revenues of $22.452 billion, reflecting the fiscal 2014 consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $35 million). Approximately $1.060 billion of the $22.452 billion tax estimate is assumed to be generated from taxes on capital gains. Approximately $37 million of that amount will be deposited into the Stabilization Fund and will not be available for budgetary purposes pursuant to the certification released by the Department of Revenue on December 28, 2012, that established a fiscal year 2014 capital gains threshold of $1.023 billion. The fiscal 2014 budget relies on $696 million in one-time resources to support recurring spending, down from the fiscal 2013 assumption of $920 million. Among the one-time resources assumed as part of the fiscal 2014 budget is a $350 million withdrawal from the Stabilization Fund, using debt service reversions instead of tobacco settlement proceeds to fund the scheduled fiscal 2014 OPEB fund deposit ($51 million) and redirecting $35 million in projected one-time tax settlements and judgments to the General Fund that would otherwise be statutorily required to be deposited to the Stabilization Fund. The net withdrawal, after accounting for projected deposits of capital gain revenues and tax settlements, is $207 million. The fiscal 2014 Stabilization Fund ending balance, based on fiscal 2013 year-to-date deposits and withdrawals and those assumed in the fiscal 2014 budget, is projected to be $1.395 billion.

Commonwealth Debt

The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of June 30, 2013, the amount of the Commonwealth’s governmental outstanding long-term debt was approximately $21.06 billion (excluding unamortized discounts and premiums) exclusive of capital leases. General obligation bonds outstanding, which include college opportunity bonds and debt assumed from former counties, were approximately $19.1 billion. As of June 30, 2013, $449 million of federal grant anticipation notes remained outstanding. The Commonwealth is authorized to issue an additional $1.1 billion of grant anticipation notes secured by future federal funds.

As of June 30, 2013, the Commonwealth had approximately $ 19.1 billion in general obligation bonds outstanding, of which $15.3 billion, or approximately 80% was fixed rate debt and $3.8 billion, or 20%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $ 812.3 million of outstanding general obligation debt as of June 30, 2013. Other outstanding variable rate structures include LIBOR Index bonds, auction rate securities, SIFMA Index Bonds and consumer price index bonds. The variable rate demand bonds are generally supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. See “Liquidity Facilities.” Certain of the Commonwealth’s variable rate demand bonds have been converted to an “index floating mode” for direct purchase by a bank. As of June 30, 2013, the Commonwealth had approximately $445.9 million of bonds in such a mode. Of the variable rate debt outstanding, the interest rates on $2.9 billion, or approximately 15% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds. Under state finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $853.0 million, or approximately 4.47% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of June 30, 2013, the Commonwealth had outstanding approximately $139.3 million ($74.7 million principal and including a discount equal to $64.6 million) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds (BABs). BABs were authorized under the federal American Recovery and Reinvestment Act of 2009 (ARRA). Pursuant to ARRA, the Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. On March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment will be subject to a sequestration reduction of 8.7% through September 30, 2013 under the Budget Control Act of 2011. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of June 30, 2013, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances special obligation bonds. See “Special Obligation Debt” below. In addition, as of June 30, 2013 the Commonwealth had liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its commercial paper program, the Commonwealth issues fixed-rate revenue anticipation notes (or “RANs”).

To fund the fiscal year 2012 capital budget, the Commonwealth borrowed by issuing $1.760 billion in long-term bonds, $1.340 billion of which was general obligation debt and $419 million was special obligation debt secured by motor fuels taxes and motor vehicle license and registration fees. In addition, the Commonwealth issued $480 million in debt to refund already existing debt ($91 million of which was issued by the Massachusetts Department of Transportation to refund debt originally issued by the Massachusetts Turnpike Authority), taking advantage of continued low interest rates in fiscal year 2012.

The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Turnpike Authority and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit. Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth, or payment obligations of such entities on hedging transactions related to such debt, that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the MBTA, regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, and the higher education building authorities. The Commonwealth may provide credit support to the Turnpike Authority in connection with the issuance of certain refunding bonds, subject to annual appropriation and without a pledge of the state’s credit. In addition, the Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

In August, 2000, the Route 3 North Transportation Improvements Association (the “Association”) issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May, 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease, the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. In May, 2007 and November, 2008, the Commonwealth sold general obligation bonds to refund most of the lease revenue bonds and replace them with fixed-rate general obligation bonds. As of December 31, 2012, the Route 3 North Transportation Improvements Association had $5.52 million of such lease revenue bonds outstanding, all of which are fixed-rate.

Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues, which are currently accounted to the Commonwealth Transportation Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees. Between 1992 and 2005, the Commonwealth issued special obligation bonds secured by a lien on a specified portion of the motor fuels excise tax. As of June 30, 2013, the Commonwealth had outstanding $296,395,000 of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. In December, 2010, the trust agreement securing such bonds was closed to further issuance of debt. The Commonwealth is also authorized to issue $1.875 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund to fund a portion of the Commonwealth’s accelerated structurally-deficient bridge program (CTF Bonds). As of June 30, 2013, the Commonwealth had outstanding $988,605,000 of CTF Bonds.

On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to MassDOT, as successor to the Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Health Care Reform

State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority (Health Connector) to, among other things, administer the Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to minimally subsidized employer sponsored insurance or other public coverage. Commonwealth Care began enrolling individuals on October 1, 2006. In addition, the Health Connector administers the Commonwealth Choice program, a non-subsidized program providing health insurance coverage options to individuals ineligible for subsidies and to Massachusetts-based small employers. Most of the funding to support these programs is paid out of the Commonwealth Care Trust Fund (CCTF) which is supported by the General Fund and other dedicated revenue sources, Fiscal 2013 spending is projected to have been $823.2 million for both the federally reimbursable and nonreimbursable populations in Commonwealth Care, the Patient Centered Medical Home Initiative, risk sharing, a small business wellness subsidy, and administrative costs. Fiscal 2013 spending includes $106.6 million to provide coverage for approximately 28,000 Commonwealth Care members who are not eligible for federal reimbursement.

An additional $694.4 million covered enrollment of approximately 180,000 Commonwealth Care members who are eligible for federal reimbursement. Also included in fiscal 2013 spending is $0.5 million to fund a program enacted in 2010 that permits the Health Connector to offer 15%

premium rebates for certain small businesses that purchase coverage through Commonwealth Choice and set up wellness programs for their employees. In fiscal 2013 there was also a transfer of $30 million from the Commonwealth Care Trust Fund to support the Health Safety Net Trust Fund.

The first half of fiscal 2014 will operate with the current Commonwealth Care and Commonwealth Choice programs. In the second half of fiscal 2014 (January, 2014 and beyond), the Health Connector will administer the Commonwealth’s Health Insurance Exchange (“Exchange”) for purposes of the federal Affordable Care Act (ACA). As the Commonwealth’s Exchange, the Health Connector will offer qualified health plans (QHPs) to individuals and small businesses. Individuals with incomes under 400% of the federal poverty level (FPL) will be eligible for federal tax credits, and certain small businesses shopping through the Exchange will have access to small business health care tax credits. Individuals with incomes between 133% and 300% FPL, as well as certain Aliens with Special Status (AWSS) with incomes between 0% and 300% FPL will have access to additional state and federal subsidies. The goal is to account for the difference in cost (premium and cost sharing) between that which is currently available to those enrolled in Commonwealth Care and the benefits available under the ACA after factoring in federal tax credits and cost sharing reductions alone. The state will provide additional state subsidies (State Wrap) to ensure that the premiums and point-of-service cost sharing for certain low-income members are equivalent to that which is available to them through the Commonwealth Care program today. An estimated 150,000 individuals with incomes between 0% and 300% of FPL are expected to enroll in health coverage through the Health Connector and participate in the State Wrap program. Commonwealth Care, the State Wrap and support for the Health Safety Net Trust Fund remain funded through the Commonwealth Care Trust Fund (CCTF) in fiscal 2014. The fiscal 2014 budget provides $340 million from the General Fund for both the current programs and the new State Wrap. The trust fund is supported by transfers from the General Fund and several dedicated revenue sources, including certain cigarette tax revenues and revenues generated as part of Massachusetts health care reform policies. The fiscal 2014 budget adds additional dedicated cigarette tax revenue and revenue assessed from employers that was formerly used for the Medical Security Plan.

The fiscal 2014 cost of the State Wrap is estimated at $118.5 million. The federal Centers for Medicare and Medicaid Services (CMS) has indicated that a 50% federal match may be available in fiscal 2014 for premium assistance payments for Non-AWSS State Wrap plan members, resulting in an estimated $21 million in revenue for the Commonwealth. The fiscal 2014 budget provides partial adult dental coverage for MassHealth members and for individuals with incomes below 133% FPL who are enrolled through the Health Connector. Coverage will be provided for all fillings.

As a result of ACA implementation, Health Connector program spending is expected to decrease by an estimated $249.9 million ($114.9 million net) in fiscal 2014 compared to the prior fiscal year. This reduction incorporates the transfer of an estimated 106,000 former Commonwealth Care members to MassHealth, the addition of an estimated 29,000 new members from the Health Safety Net, the provision of partial adult dental benefits to members 133% FPL and below, and the estimated cost of the State Wrap program for members 300% FPL and below.

Federal 1115 MassHealth Demonstration Waiver.    The Commonwealth’s 1115 waiver was renewed on December 20, 2011 and extends through June 30, 2014. The $26.750 billion agreement, which represents a $5.690 billion increase over the previous waiver, preserves existing eligibility and benefit levels in the Medicaid and Commonwealth Care programs and includes more than $13.3 billion in revenue to the Commonwealth through federal financial participation. The waiver contains provisions for a smooth transition to full implementation of the ACA, and MassHealth submitted a waiver amendment request to CMS on June 4, 2013 to codify required changes to waiver authorities under the ACA. The amendment request also included proposals for federal matching funds to support state health care programs such as the Health Connector’s State Wrap and certain programs authorized by legislation enacted in 2012.

The waiver also includes spending authority to support alternative payment models and integrated care through various programs such as the multi-payer Patient Centered Medical Home Initiative, a bundled payment pilot program for children with asthma, and Delivery System Transformation Initiative (DSTI) incentive payments to eligible safety net hospitals. The total amount of DSTI payments to these safety net providers over the three-year period is up to $628 million, of which up to $82.2 million is expected to be covered by state resources annually. Legislation approved in 2012 supported the establishment and full funding for the DSTI trust fund for fiscal 2012 and 2013, and MassHealth began implementation of the program at the end of fiscal 2012. These funds will support safety net hospitals’ investments to fundamentally change the delivery of care, with the ultimate goal of transitioning away from fee-for-service payments toward alternative payment methodologies that reward high-quality, efficient and integrated care systems. The fiscal 2014 budget supports $94 million in DSTI payments to safety net hospitals with an additional $11 million funded by Cambridge Health Alliance through an Inter-Governmental Transfer (IGT) for a total of $105 million in fiscal 2014. This figure represents only half of the payments for the fiscal year; due to timing requirements, the remaining payments are expected to be made and budgeted in fiscal 2015.

Health Safety Net.    The Health Safety Net (HSN) makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it. In accordance with legislation enacted in 2012, authority to administer the HSN was transferred to the Executive Office of Health and Human Services, effective November 5, 2012. The HSN is funded primarily through assessments on hospitals and health insurance providers. The fiscal 2013 budget provided $420 million in dedicated resources for the HSN, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources, and a $30 million contribution from the General Fund. The Executive Office of Health and Human Services continues to monitor HSN service volume and costs and to update evolving trends relating to Trust Fund care demand. An HSN funding shortfall of $143 million is anticipated for fiscal 2013.

The fiscal 2014 budget maintains the same funding amounts for HSN. Due to expanded options for affordable health coverage through MassHealth and the Health Connector under the ACA, HSN demand is expected to decline by $36 million (assuming 8% growth rates) to $58 million (assuming 4% growth rates). The reduction in the shortfall from $143 million in fiscal 2013 to at least $107 million represents a 25% decline, with the possibility of a 41% decline to $85 million, which would constitute a major step towards improving the fiscal outlook for Massachusetts hospitals.

Medical Security Program.    The Massachusetts Department of Unemployment Assistance provides health insurance assistance through the Medical Security Program (MSP) for low income residents of the Commonwealth who are receiving unemployment insurance benefits. The MSP has projected spending of $26.8 million for the first half of fiscal 2014. Beginning January 1, 2014, MSP members will become eligible for other health insurance programs such as those offered by MassHealth and the Health Connector. In addition, the funding that supported the MSP, known as the Unemployment Health Insurance (UHI) assessment will be reduced and repurposed to support subsidized coverage in MassHealth and the Connector.

The fiscal 2014 budget eliminates the Fair Share Contribution Program, which is the state’s quarterly assessment for employers that do not offer a “fair and reasonable” contribution to health insurance for their employees. The Fair Share Contribution policy around “fair and reasonable” was set forth in regulation and was a source of revenue for the CCTF. The fiscal 2014 budget also eliminates the Medical Security Program (MSP) effective January 1, 2014, streamlining the state’s subsidized coverage through MassHealth and the Health Connector. Lastly, in order to ensure employers are contributing their share to health care for residents, the budget creates a rebranded “employer responsibility contribution” for employers, starting in 2014, which helps finance the cost of subsidized health insurance for low-income residents at the Health Connector. This funding takes the place of an assessment on businesses for the MSP program known as the Unemployment Health Insurance Assessment or UHI. The employer medical assistance contribution is lower than the current UHI assessment, and it is designed to be more streamlined for both small and large businesses than the current Fair Share Contribution.

The fiscal 2014 budget assumes that the new contribution to the Connector will be $94 million in fiscal 2014.

Health Care Cost Containment.    On August 6, 2012, the Governor signed legislation designed to improve the quality of health care and to reduce costs through increased transparency, efficiency and innovation. The law moves providers and payers away from fee-for-service payments toward alternative payment structures that are designed to reward integration and coordination of care for patients, reduce costs and improve quality. The legislation extended the presumptive disapproval criteria of the state Division of Insurance for premium rates in the small and non-group market. It also transferred the responsibilities of the Division of Health Care Finance and Policy to MassHealth, the Health Connector, and the newly-created Center for Health Information and Analysis (CHIA). CHIA was created as an independent state agency, funded through an industry assessment, to monitor the Massachusetts health care system through data collection and research and to release reliable information and meaningful analysis to a wide variety of audiences.

The Health Policy Commission (HPC) is an integral component of the implementation of the new legislation. The HPC will set health care cost growth goals, enhance provider transparency, monitor the health care marketplace and establish standards for accountable care organizations, among other responsibilities. It is governed by an 11-person board appointed by the Governor, the Attorney General and the State Auditor. The HPC is funded through a one-time assessment on health care payers and providers as well as a one-time licensing fee for new resort casinos that are expected to be established in Massachusetts. The one-time assessment on health care payers and providers is equal to the $225 million that is expected to be used over four years to support HPC operations, a distressed hospital fund, a public health fund and a health information technology fund. The amount dedicated to HPC operations is equal to 5% of the total assessment (approximately $11.3 million over the four-year period, or approximately $2.8 million each year). Calculations pertaining to the assessment were released on December 31, 2012, and collection of payments began in June, 2013. The one-time casino licensing money is expected to result in $40 million in fiscal 2014, of which $20 million gross/$10 million net is expected to support MassHealth’s transition to alternative payments and $13.3 million gross/$6.7 million net is expected to support additional payments for inpatient and outpatient behavioral and mental health services at Disproportionate Share Hospitals. These funding streams are expected to result in a budget for the HPC of approximately $2.8 million in fiscal 2013 and a fund balance of approximately $23.3 million in fiscal 2014. The fund balance is expected to support operational and programmatic costs related to health care payment reform not only in fiscal 2014 but in future years as well.

The 2012 legislation establishes a cost growth target for the Commonwealth based on Potential Gross State Product (PGSP), which is estimated to be 3.6% for calendar year 2013. The growth rate of PGSP is the long-run average growth rate of the Commonwealth’s economy, ignoring fluctuations due to business cycles. As part of the consensus revenue process for fiscal 2014, The Secretary of Administration and Finance and the chairs of the House and Senate Ways and Means Committees were required to establish PGSP for calendar year 2014. After consultation with economists, they determined a PGSP number of 3.6% for calendar 2014. The cost growth target equals PGSP for the period from 2013 through 2017, PGSP minus 0.5% for the period from 2018 through 2022 and PGSP from 2023 on. However, the HPC and the Legislature have some ability to change those growth targets after 2018. Insurers and providers with cost growth exceeding the growth target may be required by the HPC to file performance improvement plans describing specific strategies, adjustments and action steps they propose to implement to improve cost performance. If cost growth targets are met, it is estimated that the new law could result in statewide savings of up to $200 billion over the next 15 years.

In February, 2013, the Legislature approved $2.95 million in funding in fiscal 2013 for the Executive Office of Health and Human Services (EOHHS) and the Department of Public Health (DPH) to begin immediate implementation of certain initiatives associated with the 2012 legislation. These initiatives include convening a health planning council to develop a state health plan, modifying existing Determination of Need statutes, administering the Prevention and Wellness Trust Fund and wellness tax credit program for small businesses, and operational funds for the Commonwealth’s ongoing development and operation of the Health Information Exchange (HIE) that enables the sharing of health care information across organizations. The fiscal 2014 budget supports the continued implementation of these fiscal 2013 initiatives, and also includes additional investments under the 2012 legislation, including $22 million for MassHealth rate increases for hospitals that demonstrate use of alternative payment methodologies (APM) and $5.7 million for increased rates for critical access and pediatric specialty hospitals. These investments are offset by 50% FFP; a portion of the investment would be supported through a $20 million ($10 million net) transfer from the HPC’s Healthcare Payment Reform Trust Fund, the purpose of which is to foster innovation in health care payment and service delivery. In addition, the State Auditor’s Office will receive $431,000 to support additional staffing and IT capacity to evaluate implementation of the 2012 legislation and impacts on controlling health care costs.

Capital Investment Plan

The Executive Office for Administration and Finance annually updates its five-year capital investment plan, including its debt affordability analysis. The five-year plan coordinates capital expenditures by state agencies and authorities that are funded primarily by Commonwealth debt and federal reimbursements. Beginning in fiscal 2009 and expected through fiscal 2013, capital funds were also provided pursuant to the American Recovery and Reinvestment Act of 2009.

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels. On October 8, 2012, the Governor released a five-year capital investment plan for fiscal 2013 through fiscal 2017, totaling over $16.7 billion. With the release of the plan, the Governor announced that the bond cap is expected to be $1.875 billion for fiscal 2013, plus $93 million in unused bond cap from fiscal 2012 which has been carried forward to support spending in fiscal 2013. The bond cap for fiscal 2014 is projected to be

$2 billion, and the bond cap for fiscal 2015 through fiscal 2017 is projected to be $2.125 billion. Future debt affordability analysis may show sufficient revenue growth to permit a higher bond cap in the out-years of the current five-year plan.

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. In addition, while the accelerated bridge program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels. However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new state revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by MassDevelopment and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base are excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be limited to the new state tax revenues generated from the private development supported by the infrastructure improvements financed by the such bonds.

For the purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the Massachusetts Bay Transportation Authority, the Massachusetts School Building Authority and the Massachusetts Convention Center Authority. The fiscal 2013 estimate was based on the adopted fiscal 2013 budget. For purposes of projecting budgeted revenue in future fiscal years, projected increases to budgeted revenues are the lesser of 3% or the actual compound annual growth rate over the last ten fiscal years. The compound annual growth rate in budgeted revenues from fiscal 2002 through fiscal 2012 was 4.32%. To be consistent with the debt affordability policy, a 3% compound growth rate was applied to fiscal 2013 revenues and to each year thereafter.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $125 million annually from fiscal 2013 through fiscal 2015.

Legal Matters

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                       NMT-0114

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
333 West Wacker Dr.
Chicago, IL 60606
on January 3, 2014

Please detach at perforation before mailing.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 3, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Massachusetts Premium Income Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Massachusetts Premium Income Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 3, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Massachusetts Premium Income Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Massachusetts Premium Income Municipal Fund

Shareholders Meeting to Be Held on January 3, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class I:
01. Judith M. Stockdale
02. Carole E. Stone
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which each of Nuveen Massachusetts Dividend Advantage Municipal Fund and Nuveen Massachusetts AMT-Free Municipal Income Fund (each, a “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Massachusetts Premium Income Municipal Fund (the “Acquiring Fund” or “Premium Income”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of each Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

3.	To approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization.

4a.	To approve the elimination of Premium Income’s existing fundamental investment policy relating to the fund’s ability to make loans.

4b.	To approve a new fundamental investment policy relating to Premium Income’s ability to make loans.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
333 West Wacker Dr.
Chicago, IL 60606
on January 3, 2014

Please detach at perforation before mailing.

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 3, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Massachusetts Dividend Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Massachusetts Dividend Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 3, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Massachusetts Dividend Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Massachusetts Dividend Advantage Municipal Fund

Shareholders Meeting to Be Held on January 3, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class I:
01. Judith M. Stockdale
02. Carole E. Stone
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Massachusetts Dividend Advantage Municipal Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Massachusetts Premium Income Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
333 West Wacker Dr.
Chicago, IL 60606
on January 3, 2014

Please detach at perforation before mailing.

NUVEEN MASSACHUSETTS AMT-FREE MUNICIPAL INCOME FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 3, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Massachusetts AMT-Free Municipal Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Massachusetts AMT-Free Municipal Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 3, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Massachusetts AMT-Free Municipal Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Massachusetts AMT-Free Municipal Income Fund

Shareholders Meeting to Be Held on January 3, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class I:
01. Judith M. Stockdale
02. Carole E. Stone
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Massachusetts AMT-Free Municipal Income Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Massachusetts Premium Income Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 3, 2014

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Massachusetts Premium Income Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Massachusetts Premium Income Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 3, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Massachusetts Premium Income Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Massachusetts Premium Income Municipal Fund

Shareholders Meeting to Be Held on January 3, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Class I:	Preferred Shares Only:
	01. Judith M. Stockdale	04. William C. Hunter
	02. Carole E. Stone	05. William J. Schneider
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
			FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which each of Nuveen Massachusetts Dividend Advantage Municipal Fund and Nuveen Massachusetts AMT-Free Municipal Income Fund (each, a “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Massachusetts Premium Income Municipal Fund (the “Acquiring Fund” or “Premium Income”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of each Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

3.	To approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization.

4a.	To approve the elimination of Premium Income’s existing fundamental investment policy relating to the fund’s ability to make loans.

4b.	To approve a new fundamental investment policy relating to Premium Income’s ability to make loans.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 3, 2014

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Massachusetts Dividend Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Massachusetts Dividend Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 3, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Massachusetts Dividend Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Massachusetts Dividend Advantage Municipal Fund

Shareholders Meeting to Be Held on January 3, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:		FOR	WITHHOLD	FOR ALL
	Class I:	Preferred Shares Only:	ALL	ALL	EXCEPT
	01. Judith M. Stockdale	04. William C. Hunter
	02. Carole E. Stone	05. William J. Schneider
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
			FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Massachusetts Dividend Advantage Municipal Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Massachusetts Premium Income Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN MASSACHUSETTS AMT-FREE MUNICIPAL INCOME FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 3, 2014

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Massachusetts AMT-Free Municipal Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Massachusetts AMT-Free Municipal Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 3, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Massachusetts AMT-Free Municipal Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Massachusetts AMT-Free Municipal Income Fund

Shareholders Meeting to Be Held on January 3, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Class I:	Preferred Shares Only:
	01. Judith M. Stockdale	04. William C. Hunter
	02. Carole E. Stone	05. William J. Schneider
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
			FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Massachusetts AMT-Free Municipal Income Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Massachusetts Premium Income Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED OCTOBER 10, 2013

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT, NMT PRC, NMT PRD)

NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB, NMB PRC)

AND

NUVEEN MASSACHUSETTS AMT-FREE MUNICIPAL INCOME FUND (NGX, NGX PRC)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Massachusetts Dividend Advantage Municipal Fund (“Dividend Advantage”) and Nuveen Massachusetts AMT-Free Municipal Income Fund (“AMT-Free” and together with Dividend Advantage, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into Nuveen Massachusetts Premium Income Municipal Fund (“Premium Income” or the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued MuniFund Term Preferred Shares with a par value of $0.01 per share and a liquidation preference of $10 per share (“MTP Shares”) of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [            ], 2013 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [            ], 2013.

i

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (the “Board” and each Trustee, a “Board Member”) without the approval of shareholders.

The Funds have similar investment objectives, policies and risks, and are managed by the same portfolio manager. The Acquiring Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income taxes and Massachusetts personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of the Acquiring Fund is the enhancement of portfolio value relative to the Massachusetts municipal bond market through investments in tax-exempt Massachusetts municipal obligations that, in the opinion of the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), are underrated or undervalued or that represent municipal market sectors that are undervalued. For each of the Target Funds, the investment objectives are to provide current income exempt from regular federal and Massachusetts income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. With respect to AMT-Free only, the Fund also seeks to provide current income exempt from the federal alternative minimum tax applicable to individuals (the “AMT”). The Acquiring Fund and Dividend Advantage have not established any limit on the percentage of investments that may be invested in Massachusetts municipal obligations that are subject to the AMT, and a substantial portion of the income produced by the Funds may be subject to the AMT. As of May 31, 2013, the percentage of total investments invested in debt securities subject to the AMT for each of the Acquiring Fund, Dividend Advantage and AMT-Free was 11.43%, 11.35% and 0.00%, respectively.

It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments the income from which is exempt from regular federal and Massachusetts income taxes. In addition, AMT-Free, as a fundamental policy, also invests, under normal circumstances, at least 80% of its assets in municipal securities and other related investments that pay interest exempt from the AMT.

With respect to AMT-Free only, the Fund seeks to provide current income exempt from the AMT. The Acquiring Fund has not established any limit on the percentage of investments that may be invested in Massachusetts municipal obligations that are subject to the AMT and thus, a substantial portion of the dividends paid by the Acquiring Fund may be taxable to its shareholders under the AMT. Accordingly, to the extent that the combined fund invests a portion of its portfolio in municipal obligations that are subject to the AMT, shareholders of AMT-Free (as shareholders of the combined fund following the Reorganizations) who are subject to the AMT will be taxed on such income. The portion of the combined fund’s total assets invested in securities subject to the AMT as of the closing of the Reorganizations or in the future, and the portion of income subject to the AMT, cannot be known in advance.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on the research and analysis of the Adviser and/or Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”) when investing in these securities. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “—Municipal Securities” below and “—Special Considerations Relating to Massachusetts Municipal Securities” in the Joint Proxy Statement/Prospectus.

Each Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. Each Fund buys municipal securities with different maturities and intends to maintain an average maturity of 15-30 years, including the effects of leverage, although the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. A Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. As of May 31, 2013, the average effective maturities of the portfolios of the Acquiring Fund, Dividend Advantage and AMT-Free were 16.66, 19.33 and 19.25 years, respectively.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. A municipal security with an insurance feature will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions.

There is no assurance that a Fund will achieve its investment objectives.

A general description of the municipal securities ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) is set forth in Appendix A hereto. As also discussed below, the ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, each Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income and Massachusetts personal income taxes (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Obligations may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Each Fund may purchase Municipal Obligations in the form of bonds, notes, leases or certificates of participation—structured as callable or non-callable—with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

The municipal securities in which each Fund will invest are generally issued by the Commonwealth of Massachusetts, a municipality in Massachusetts, or a political subdivision or agency or instrumentality of such Commonwealth or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or Sub-Adviser to be reliable), is exempt from regular federal and Massachusetts income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Massachusetts income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal bond market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and the ability of their issuers to make interest and principal payments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Each Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as each Fund is solvent and does not foresee becoming insolvent.

Municipal Leases and Certificates of Participation.    Also included within the general category of Municipal Obligations described above and in the Joint Proxy Statement/Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future lease or installment purchase payments unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. In order to reduce this risk, a Fund will only purchase Municipal Lease Obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of a Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Each Fund may invest in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters” or “residual interest securities”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as “short-term floaters” or “tender option bonds”) and inverse floating rate securities. Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” below.

A Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for common shareholders. See the Joint Proxy Statement/Prospectus under “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Funds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by a Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Derivatives and Hedging Strategies

The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, each Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of a Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. Each Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. These hedging strategies may generate taxable income.

The Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of a Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Funds may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Funds may also enter into options on the foregoing types of swap agreements (“swap options”).

Each Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Sub-Adviser. See “—Segregation of Assets” below.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, a Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of such Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount such Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with a Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and a Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Funds, the Funds will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Funds’ long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    Each Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Futures Options and Swaps.    In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser and/or the Sub-Adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, may limit the extent to which a Fund may enter into futures transactions, engage in options transactions or engage in swap transactions.

Segregation of Assets

As a closed-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a

Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that a Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Funds’ use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of a Fund’s portfolio investments.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, each Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, each Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax, the AMT and Massachusetts personal income tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

(c)        Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser and/or the Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser and/or the Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for such notes. However, they are redeemable by the Funds at any time. The Adviser and/or the Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Funds may invest in such other types of notes to the extent permitted under their investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, a Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Funds’ management, advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Joint Proxy Statement/Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegatee.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of a Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. Each Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of a Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. Although these commissions and expenses are not reflected in the Funds’ “Total Annual Expenses” in the Joint Proxy Statement/Prospectus, they will be reflected in the Funds’ total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Tax Matters—Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters—Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. A Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. A Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:*

Acquiring Fund	Dividend Advantage	AMT-Free

1) Issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (2) below or with respect to transactions involving futures contracts or the writing of options within the limits described in “Certain Trading Strategies of The Fund—Financial Futures and Options Transactions.”

	Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus.	Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus.

2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made.

	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

3) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting.

	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

*	The table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s initial registration statement or, where applicable, as adopted or amended with shareholder approval. Accordingly, references to specific documents and sections thereof and the use of certain defined terms do not necessarily correspond with cross-references, sections and/or defined terms used herein.

Acquiring Fund	Dividend Advantage	AMT-Free

4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

5) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

7) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations.

	Make loans except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.	Make loans except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

Acquiring Fund	Dividend Advantage	AMT-Free

8) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

9) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets.

10) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

11) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Sub-Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, including MTP Shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Sub-Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

For the fiscal years ended May 31, 2013 and May 31, 2012, the portfolio turnover rates of the Funds were as follows:

Fund	2013	2012
Acquiring Fund	10%	12%
Dividend Advantage	11%	8%
AMT-Free	20%	14%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (an “Investment Management Agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent Board Members”). None of the independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

With respect to each Fund, the Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2013 annual meeting, the Class II Board Members serving until the 2014 annual meeting and the Class III Board Members serving until the 2015 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II, and Robert P. Bremner, Jack B. Evans and Thomas S. Schreier, Jr. are slated in Class III. In addition, two Board Members are to be elected by holders of preferred shares annually. Currently, William C. Hunter and William J. Schneider serve as the Board Members elected by holders of preferred shares for a term expiring at the next annual meeting or until their respective successors are elected and qualified.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of September 30, 2013, the independent Board Members of the Funds are directors or trustees, as the case may be, of 108 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 103 Nuveen-sponsored closed-end funds (together with the Nuveen Mutual Funds, the “Nuveen Funds”). The interested Board Members of the Funds are directors or trustees, as the case may be, of 35 Nuveen Mutual Funds and 103 Nuveen-sponsored closed-end funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board Board Member	Term: Class III Board Member until 2015 Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211	None

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Board Member	Term: Class III Board Member until 2015 Length of Service: Since 1996, Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2015 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	211	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	211	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	211	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	211	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004- 2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are interested persons of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	138	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class III Board Member until 2015 Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	138	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.

(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	103

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Executive Vice President of Nuveen Securities, LLC; Managing Director - Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	211

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	211

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	211

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	211

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	211

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Information as of September 30, 2013.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. During the fiscal year ended May 31, 2013, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended May 31, 2013, the Dividend Committee met 4 times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. During the fiscal year ended May 31, 2013, the Closed-End Funds Committee met 4 times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Terence J. Toth, Chair, David J. Kundert, William J. Schneider, Judith M. Stockdale and Virginia L. Stringer.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are David J. Kundert, Chair, Robert P. Bremner, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix F to the Joint Proxy Statement/Prospectus. During the fiscal year ended May 31, 2013, the Audit Committee met 4 times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, Jack B. Evans, William C. Hunter, John K. Nelson, William J. Schneider and Virginia L. Stringer. During the fiscal year ended May 31, 2013, the Compliance Committee met 5 times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board

Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended May 31, 2013, the Nominating and Governance Committee met 6 times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested trustee, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is an owner in several other Miller Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Mid-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested trustee, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund

Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

The Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Under normal circumstances, holders of preferred shares (including holders of MTP Shares), voting separately, are entitled to elect two Board Members. The Board Members elected by holders of preferred shares serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of September 30, 2013:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Dividend Advantage	AMT-Free	Family of Investment Companies(1)
William Adams IV	0	0	0	over $	100,000
Robert P. Bremner	0	0	0	over $	100,000
Jack B. Evans	0	0	0	over $	100,000
William C. Hunter	0	0	0	over $	100,000
David J. Kundert	0	0	0	over $	100,000
John K. Nelson	0	0	0		$0
William J. Schneider	0	0	0	over $	100,000
Thomas S. Schreier, Jr.	0	0	0	over $	100,000
Judith M. Stockdale	0	0	0	over $	100,000
Carole E. Stone	0	0	0	over $	100,000
Virginia L. Stringer	0	0	0	over $	100,000
Terence J. Toth	0	0	0	over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of September 30, 2013, the Board Members and officers of each Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before October 7, 2013. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of October 7, 2013.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund—MTP Shares 2.65% Series 2015	Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534	195,936	9.70%	9.70%	8.78%
Acquiring Fund—MTP Shares 2.75% Series 2016	Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534	117,600	7.16%	7.16%	8.78%
Dividend Advantage— MTP Shares	Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534	186,459	12.66%	12.66%	8.78%
AMT-Free—Common Shares	Gerald Fels, 271 Thompson Road, Webster, Massachusetts 05170	302,401	11.1%	3.13%	N/A
AMT-Free—MTP Shares	Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534	144,665	6.55%	6.55%	8.78%

Compensation

Effective January 1, 2013, Independent Board Members receive a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to such Board Member for the fiscal year ended May 31, 2013:

	Aggregate Compensation from the Funds(1)
	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$1,050	$698	$851	$—	$—	$—	$472	$807	$854	$929
Dividend Advantage	1,274	872	1,063	—	—	—	575	1,007	1,067	1,161
AMT-Free	84	64	59	66	—	70	64	63	59	69
Total Compensation from Nuveen Funds Paid to Board Members(2)	$343,204	$262,670	$240,509	$267,712	—	$284,299	$261,411	$263,100	$248,600	$298,475

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Dividend Advantage	—	—	—	—	—	—	—	—	—	—
AMT-Free	—	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2012 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

(3)	Mr. Nelson was appointed as a Board Member of each Fund effective September 1, 2013 and was not a Board Member during the last fiscal year.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, LLC, is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $216 billion in assets under management as of June 30, 2013. For additional information regarding the management services performed by Nuveen Fund Advisors, including the biography of the Funds’ portfolio manager and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Fund’s Prospectus.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds, Gresham and Winslow Capital.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s management agreement for the last three fiscal years are as follows:

Acquiring Fund	5/31/2013	5/31/2012	5/31/2011
Gross Advisory Fees	$685,287	$673,284	$650,895
Waiver	$—	$—	$—

Net Advisory Fees	$685,287	$673,284	$650,895

Dividend Advantage	5/31/2013	5/31/2012	5/31/2011
Gross Advisory Fees	$279,469	$272,572	$267,051
Waiver	$—	$—	$(14,338)

Net Advisory Fees	$279,469	$272,572	$252,713

AMT-Free	5/31/2013	5/31/2012	5/31/2011
Gross Advisory Fees	$388,187	$389,260	$381,111
Waiver	$—	$—	$(24,400)

Net Advisory Fees	$388,187	$389,260	$356,711

Sub-Adviser

Effective as of January 1, 2011, Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 38.4615% of net advisory fees. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the fiscal year ended May 31, 2013 were $263,572 for the Acquiring Fund, $107,488 for Dividend Advantage and $149,302 for AMT-Free.

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Michael S. Hamilton is the portfolio manager of each Fund.

In addition to managing the Funds, Michael S. Hamilton is also primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	7	$1.581 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	2	$133 million

*	Assets are as of May 31, 2013. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-today management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by Mr. Hamilton as of the date of this SAI:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Target Fund
Michael S. Hamilton	$0	$10,001-$50,000

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2014. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Trustees who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interest of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

	5/31/2013	5/31/2012	5/31/2011
Acquiring Fund	$—	$—	$—
Dividend Advantage	$—	$—	$—
AMT-Free	$—	$—	$—

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and, if conversion would adversely affect the holders of the preferred shares, approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Federal Income Tax Matters

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE ACQUIRING FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such accrued income, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Acquiring Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but is not generally expected to be significant.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15% (or 20% for certain high income individuals). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of the Acquiring Fund or paid in cash.

The IRS currently requires that the Acquiring Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15% (or 20% for certain high income individuals), while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Acquiring Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

For taxable years beginning after December 31, 2012, certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which will include items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

With respect to MTP Shares, the Acquiring Fund will receive an opinion from special tax counsel that MTP Shares of the Acquiring Fund will constitute equity of the Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganization will qualify as tax-free reorganizations under the Code, assumes such treatment. Accordingly, distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distributions. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Massachusetts Tax Matters

The following is based upon the advice of K&L Gates LLP, special counsel to the Acquiring Fund.

The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Acquiring Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Acquiring Fund.

The following is based on the assumptions that the Acquiring Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Acquiring Fund to qualify as exempt-interest dividends to shareholders for federal and Massachusetts purposes, and that it will distribute all interest and dividends it receives to the shareholders.

The Acquiring Fund is not subject to the Massachusetts corporate excise tax or the Massachusetts franchise tax.

Distributions that qualify, for federal income tax purposes, as exempt-interest dividends, that are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions, or Puerto Rico, the U.S. Virgin Islands or Guam and are properly reported as such, will be exempt from Massachusetts personal income tax (“Massachusetts Exempt Bonds”). Additionally, any distributions that are properly reported as attributable to interest the Acquiring Fund receives on direct U.S. Government obligations exempt from state tax under federal law will not be subject to Massachusetts personal income tax. Distributions from the Acquiring Fund’s taxable net investment income, tax-exempt income from obligations not described above, net capital gains, and net short-term capital gains in excess of net long-term capital losses, if any, will generally be subject to Massachusetts personal income tax. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly reported as attributable to gains realized on the sale of certain Massachusetts Exempt Bonds.

Distributions, regardless of source, are subject to the Massachusetts corporate excise tax.

Gain on the sale, exchange or other disposition of shares of the Acquiring Fund will be subject to Massachusetts personal income tax or corporate excise tax.

Shares of the Acquiring Fund may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

EXPERTS

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the fiscal year ended May 31, 2013 are incorporated herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT

AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Acquiring Fund to Computershare, Inc.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that shareholders of each Fund, voting separately, must approve the Reorganization(s) for their Fund and that shareholders of the Acquiring Fund must approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. If one Fund does not obtain the requisite approvals, the closing will not occur for any Fund. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of May 31, 2013. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Target Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if the Reorganizations occurred on May 31, 2013.

Target Funds	Acquiring Fund
Nuveen Massachusetts Dividend Advantage Municipal Fund (“Dividend Advantage”)	Nuveen Massachusetts Premium Income Municipal Fund (“Acquiring Fund”)
Nuveen Massachusetts AMT-Free Municipal Income Fund (“AMT-Free”)

Note 2—Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of a Reorganization. The Target Funds and the Acquiring Fund are registered closed-end management investment companies. The Reorganizations would be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Funds’ shareholders in complete liquidation of the Target Funds. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that Dividend Advantage will make an undistributed net investment income distribution of $6,574 to its shareholders prior to the Reorganizations. The table below shows the common shares that Target Funds shareholders would have received if the Reorganizations were to have taken place on May 31, 2013.

Target Fund	Shares Exchanged
Dividend Advantage	1,961,407
AMT-Free	2,605,155

In accordance with accounting principles generally accepted in the United States of America, each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$72,249,766	May 31, 2013
Dividend Advantage	$29,756,467	May 31, 2013
AMT-Free	$39,671,292	May 31, 2013
Combined Fund Pro Forma	$141,170,951	May 31, 2013

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganizations had taken place on the first day of the 12-month period ended May 31, 2013 using the fee and expense information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Professional fees[1]	$(44,695)	(0.03)%
Shareholder servicing agent fees and expenses[1]	(12,000)	(0.01)%
Management fees[2]	(11,711)	(0.01)%
Custodian fees and expenses[1]	(8,788)	(0.01)%
Shareholder reporting expenses[1]	(3,727)	(0.00)%[3]
Stock exchange listing fees[1]	(1,021)	(0.00)%[3]

Total Pro Forma Net Expense Adjustment	$(81,942)	(0.06)%

(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(2)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined fund’s average net assets.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4 — Reorganization Costs

The Reorganization costs (whether or not the Reorganizations are consummated) will be allocated among the Funds. The costs of the Reorganizations are estimated to be $115,000 for Dividend Advantage and $310,000 for AMT-Free. These costs represent the estimated nonrecurring expenses of the Target Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by the Target Funds. The Acquiring Fund is expected to be charged approximately $75,000 of expenses in connection with the Reorganizations. The Combined Fund Pro Forma financial information included in Note 2 has been adjusted for any costs related to the Reorganizations to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganizations had occurred as of May 31, 2013, the Acquiring Fund would not have been required to dispose of securities of the Target Funds in order to comply with its investment policies and restrictions, and would have not sold any material portion (i.e., more than 5% of a Target Fund’s assets) of the securities in the Target Funds’ portfolios solely as a result of the Reorganizations.

Note 5 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforward

As of May 31, 2013, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Dividend Advantage	AMT-Free
Capital loss carryforwards	$—	$320,656	$480,333

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Dividend Advantage	AMT-Free
Expiration date:
May 31, 2014	$—	$—	$221,405
May 31, 2017	$—	$—	$215,629
May 31, 2018	$—	$—	$24,486
May 31, 2019	$—	$44,128	$18,813
Not subject to expiration:
Short-term losses	$—	$—	$—
Long-term losses	$—	$276,528	$—

APPENDIX A—

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals

A-5

that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

A-6

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

A-7

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-8

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B—

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2013 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$8,925	0-$17,850	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$8,925-$36,250	$17,850-$72,500	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$36,250-$87,850	$72,500-$146,400	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$87,850-$183,250	$146,400-$223,050	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$183,250-$398,350	$223,050-$398,350	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
$398,350-$400,000	$398,350-$450,000	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $400,000	Over $450,000	39.6%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%	12.42%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1

APPENDIX C—

FORM OF STATEMENT ESTABLISHING THE RIGHTS AND

PREFERENCES

OF MUNIFUND TERM PREFERRED SHARES

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF MUNIFUND TERM PREFERRED SHARES

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF MUNIFUND TERM PREFERRED SHARES

Nuveen Massachusetts Premium Income Municipal Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of preferred shares, par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of a class of preferred shares, $.01 par value per share, such shares to be classified as MuniFund Term Preferred Shares (“MuniFund Term Preferred”), and such shares of MuniFund Term Preferred to be issued in one or more series (each such series, a “Series”).

THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of MuniFund Term Preferred Shares are set forth in this Statement, as modified, amended or supplemented in the Appendix (each an “Appendix” and collectively the “Appendices”) to this Statement specifically relating to such Series (each such Series being referred to herein as a Series of MuniFund Term Preferred Shares, and shares of all such Series being referred to herein individually as a “MuniFund Term Preferred Share” and collectively as the “MuniFund Term Preferred Shares”).

DEFINITIONS

1.1        Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

            “1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

            “1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding MuniFund Term Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

            “Additional Amount Payment” means a payment to a Holder of MuniFund Term Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable

Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of MuniFund Term Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of MuniFund Term Preferred Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

            “Adviser” means Nuveen Asset Management, a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

            “Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

            “Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

            “Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

            “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

            “Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

            “By-Laws” means the By-Laws of the Fund as amended from time to time.

            “Code” means the Internal Revenue Code of 1986, as amended.

            “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

            “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

            “Custodian Agreement” means, with respect to any Series, the Custodian Agreement by and among the Custodian and the Fund with respect to such Series.

            “Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

            “Declaration” shall have the meaning as set forth in the Recitals of this Statement.

            “Default” shall have the meaning as set forth in Section 2.2(h)(i).

            “Default Period” shall have the meaning as set forth in Section 2.2(h)(i).

            “Default Rate” shall have the meaning as set forth in Section 2.2(h)(i).

            “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

            (1)        cash or any cash equivalent;

            (2)        any U.S. Government Obligation;

            (3)        any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

            (4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12dl-l(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Obligations or any combination thereof; or

            (5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

            “Dividend Default” shall have the meaning as set forth in Section 2.2(h)(i).

            “Dividend Payment Date” means, with respect to any Series, each of the Dividend Payment Dates for such Series set forth in the Appendix for such Series.

            “Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

            “Dividend Rate” means, with respect to any Series and as of any date, the Fixed Dividend Rate for that Series as adjusted (if applicable) on such date in accordance with the provisions of Section 2.2(c) and Section 2.2(h).

            “Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

            “Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

            “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

            “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

            “Fitch” means Fitch Ratings, Inc. and any successor or successors thereto.

            “Fixed Dividend Rate” means, with respect to any Series, the rate per annum specified as the Fixed Dividend Rate for such Series in the Appendix for such Series.

            “Fund” shall have the meaning as set forth in the Preamble to this Statement.

            “Holder” means, with respect to the MuniFund Term Preferred Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

            “Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

            “Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

            “Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

            “Liquidity Requirement” shall have the meaning as set forth in Section 2.11(b).

            “Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

            “Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

            “Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

            “Municipal Obligation” means municipal securities as described in the prospectus or other offering document for a Series.

            “MuniFund Term Preferred” shall have the meaning as set forth in the Recitals of this Statement.

            “MuniFund Term Preferred Shares” shall have the meaning as set forth in the Recitals of this Statement.

            “Non-Call Period” means, with respect to any Series, the period (if any) during which such Series shall not be subject to redemption at the option of the Fund, as set forth in the Appendix for such Series.

            “Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

            “Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

            “NRSRO” means any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act.

            “Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

            “Optional Redemption Premium” means, with respect to any Series, the premium (expressed as a percentage of the Liquidation Preference of the shares of such Series) payable by the Fund upon the redemption of MuniFund Term Preferred Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

            “Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

            “Outstanding” means, as of any date with respect to MuniFund Term Preferred Shares of any Series, the number of MuniFund Term Preferred Shares of such Series theretofore issued by the Fund except (without duplication):

            (a)        any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

            (b)        any shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

            (c)        any shares of such Series as to which the Fund shall be the Holder or the beneficial owner; and

            (d)        any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

            “Person” means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

            “Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including shares of each Series of MuniFund Term Preferred Shares, shares of any other series of such preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

            “Rating Agencies” means any of Moody’s, Standard & Poor’s or Fitch, as designated by the Board of Trustees from time to time as contemplated by Section 2.7 to be a Rating Agency for purposes of this Statement. The Board of Trustees has initially designated Moody’s, Standard & Poor’s and Fitch to be Rating Agencies hereunder. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares, any references to any credit rating of such Rating Agency in this Statement or any Appendix shall be deemed instead to be references to the equivalent credit rating of the Rating Agency designated by the Board of Trustees to replace such Rating Agency (if any such replacement is made) as of the most recent date on which such other Rating Agency published credit ratings for such Series of MuniFund Term Preferred Shares or (ii) replaces any credit rating of such Rating Agency with a replacement credit rating, any references to such replaced credit rating of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such replacement credit rating. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares is terminated by the Board of Trustees, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

            “Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally).

            “Rating Downgrade Period” means, with respect to any Series, any period during which the MuniFund Term Preferred Shares of such Series are rated A+ or lower by Standard & Poor’s, A1 or lower by Moody’s and A+ or lower by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”).

            “Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

            “Redemption and Paying Agent Agreement” means, with respect to any Series, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series and the Fund with respect to such Series.

            “Redemption Date” shall have the meaning as set forth in Section 2.5(d).

            “Redemption Default” shall have the meaning as set forth in Section 2.2(h)(i).

            “Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

            “Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the MuniFund Term Preferred Shares.

            “Series” shall have the meaning as set forth in the Recitals of this Statement.

            “Standard and Poor’s” means Standard and Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor or successors thereto.

            “Statement” means this Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

            “Taxable Allocation” means, with respect to any Series, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such Series.

            “Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

            “Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

            “Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

            “Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

            “U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

            “Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix maybe amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2        Interpretation. The headings preceding the text of Articles and Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement, The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include’’ shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

TERMS APPLICABLE TO ALL SERIES

OF MUNIFUND TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of MuniFund Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series, each Series of MuniFund Term Preferred Shares shall have the following terms:

2.1        Number of Shares: Ranking.

(a)        The number of authorized shares constituting any Series of MuniFund Term Preferred Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional MuniFund Term Preferred Shares shall be issued.

(b)        The MuniFund Term Preferred Shares of each Series shall rank on a parity with shares of each other Series of MuniFund Term Preferred Shares and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolutions, liquidation or winding up of the affairs of the Fund. The MuniFund Term Preferred Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c)        No Holder of MuniFund Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any MuniFund Term Preferred Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2        Dividends and Distributions.

(a)        The Holders of any MuniFund Term Preferred Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees,

out of funds legally available therefor and in preference to dividends and distributions on Common Shares, cumulative cash dividends and distributions on each share of such Series, calculated separately for each Dividend Period for such Series at the Dividend Rate in effect from time to time for such Series during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of such Series, and no more. Dividends and distributions on the MuniFund Term Preferred Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. Dividends payable on any MuniFund Term Preferred Shares of any Series for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

(b)        Dividends on shares of each Series of MuniFund Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period (or if such day is not a Business Day, the next preceding Business Day) and shall be paid as provided in Section 2.2(g) hereof.

(c)        So long as Municipal Term Shares of a Series are rated on any date AAA by Standard & Poor’s, Aaa by Moody’s or AAA by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to MuniFund Term Preferred Shares of such Series for such date shall be equal to the Fixed Dividend Rate for such Series. If the highest credit rating assigned on any date to an Outstanding Series of MuniFund Term Preferred Shares by any Rating Agency is equal to one of the ratings set forth in the table below (or its equivalent, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such Series by such Rating Agency in the table below.

CREDIT RATINGS

Standard & Poor’s	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	A1 to A3	A+ to A-	125%
BBB+ to BBB-	Baa1 to Baa3	BBB+ to BBB-	150%
BB+ and lower	Ba1 and lower	BB+ and lower	200%

If no Rating Agency is rating an Outstanding Series of MuniFund Term Preferred Shares, the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by 200%.

(d)        (i)        No full dividends and distributions shall be declared or paid on shares of a Series of MuniFund Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of MuniFund Term Preferred Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Shares of any series, any dividends and distributions being declared and paid on a Series of MuniFund Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of MuniFund Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(d)(i) on such MuniFund Term Preferred Shares.

(ii)        For so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all MuniFund Term Preferred Shares and all other Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding MuniFund Term Preferred Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)        Any dividend payment made on shares of a Series of MuniFund Term Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(e)        Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of MuniFund Term Preferred Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(f)        All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of MuniFund Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(g). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(g)        Dividends on shares of a Series of MuniFund Term Preferred Shares shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period to which such Dividend Payment Date relates (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on shares of a Series of MuniFund Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of any Series of MuniFund Term Preferred Shares which may be in arrears.

(h)        (i)        The Dividend Rate on a Series of MuniFund Term Preferred Shares shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to a Series of MuniFund Term Preferred Shares shall commence on any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(h)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on a Series of MuniFund Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on a Series of MuniFund Term Preferred Shares, the Dividend Rate for such Series for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on a Series of MuniFund Term Preferred Shares for any calendar day shall be equal to the Dividend Rate in effect on such day for such Series plus five percent (5%) per annum.

(ii)        No Default Period for a Series of MuniFund Term Preferred Shares with respect to any Default on such Series shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Default Rate on such Series applied to the amount and period of such non-payment on such Series, based on the actual number of calendar days comprising such period divided by 360.

2.3        Liquidation Rights.

(a)        In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of MuniFund Term Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)        If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding MuniFund Term Preferred Shares and any other outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such MuniFund Term Preferred Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such MuniFund Term Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding MuniFund Term Preferred Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)        Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4        Coverage & Leverage Tests.

(a)        Asset Coverage Requirement. For so long as any shares of a Series of MuniFund Term Preferred Shares are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)        Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no MuniFund Term Preferred Shares of any Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred

Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Fund from the assets of the Fund in the same manner and to the same extent as is contemplated by Section 2.11 with respect to the Liquidity Requirement, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement. For so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Effective Leverage Ratio shall not exceed 50% as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed such percentage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)        Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)        The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MuniFund Term Preferred Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)        The sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5        Redemption. Each Series of MuniFund Term Preferred Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption. The Fund shall redeem all shares of a Series of MuniFund Term Preferred Shares on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Term Redemption Price”).

(b)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)        Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date, the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any shares of a Series of MuniFund Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Mandatory Redemption Price”).

                 (B)        On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of MuniFund Term Preferred Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 230% (provided, however, that if there is no such minimum number of MuniFund Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all MuniFund Term Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefore in accordance with the Declaration and applicable law, Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of MuniFund Term Preferred Shares pursuant to this Section 2.5(b)(i) that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including

285%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(ii)        Effective Leverage Ratio Mandatory Redemption. (A) If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) and such failure is not cured as of the close of business on the date that is thirty (30) calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund shall within thirty (30) calendar days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio to not exceed 50% by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, redeeming in accordance with the Declaration a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such MuniFund Term Preferred Shares at a price per MuniFund Term Preferred Share equal to the Mandatory Redemption Price.

                (B)         On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of hinds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A), the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(c)        Optional Redemption.

(i)        Subject to the provisions of Section 2.5(c)(ii), (A) on any Business Day following the expiration of the Non-Call Period for a Series of MuniFund Term Preferred Shares or (B) on any Business Day during a Rating Downgrade Period for a Series of MuniFund Term Preferred Shares, including a Business Day during the Non-Call Period for such Series (any Business Day referred to in clause (A) or (B) of this sentence, an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part the Outstanding MuniFund Term Preferred Shares of such Series, at a redemption price per MuniFund Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per MuniFund Term Preferred Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such MuniFund Term Preferred Share of such Series accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) with respect to an optional redemption of MuniFund Term Preferred Shares of such Series that is effected on such Optional Redemption Date.

(ii)        If fewer than all of the outstanding shares of a Series of MuniFund Term Preferred Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MuniFund Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)        The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of MuniFund Term Preferred Shares by reason of the redemption of such MuniFund Term Preferred Shares on such Optional Redemption Date.

(d)        Procedures for Redemption.

(i)        If the Fund shall determine or be required to redeem, in whole or in part, MuniFund Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of MuniFund Term Preferred Shares to be redeemed; (C) the CUSIP number for MuniFund Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the MuniFund Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all MuniFund

Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of MuniFund Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)        If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the MuniFund Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds, Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)        Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the MuniFund Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such MuniFund Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date), The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the MuniFund Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)        On or after the Redemption Date, each Holder of MuniFund Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such MuniFund Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such MuniFund Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the MuniFund Term Preferred Shares represented by such certificate(s), a new certificate representing the MuniFund Term Preferred Shares that were not redeemed.

(v)        Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any MuniFund Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding MuniFund Term Preferred Shares and other series of Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding MuniFund Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding MuniFund Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(vi)        To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption, Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MuniFund Term Preferred Shares, dividends may be declared and paid on such MuniFund Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e)        Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of MuniFund Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of MuniFund Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

(f)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(g)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the MuniFund Term Preferred Shares, provided that such modification does not materially and adversely affect the

Holders of the MuniFund Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6        Voting Rights.

(a)        One Vote Per MuniFund Term Preferred Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of MuniFund Term Preferred Shares shall be entitled to one vote for each MuniFund Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of Outstanding Common Shares and Preferred Shares, including MuniFund Term Preferred Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting For Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including MuniFund Term Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including MuniFund Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

                (A)         if, at the close of business on any dividend payment date for any outstanding Preferred Share including any Outstanding MuniFund Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

                (B)         if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

            Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in

Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of the Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c)        Holders of MuniFund Term Preferred Shares to Vote on Certain Matters.

(i)        Certain Amendments Requiring Approval of Municipal Term Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such MuniFund Term Preferred Shares or the Holders thereof; provided, however, that (i) an change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such

MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share (other than as a result of a division of a MuniFund Term Preferred Share). So long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii)        Certain Amendments Requiring Approval of Specific Series of MuniFund Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or Otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the MuniFund Term Preferred Shares of such Series or the Holders thereof; provided, however, that (i) an change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares of such Series, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of MuniFund Term Preferred Shares, For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share.

(d)        Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Declaration, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 2.6.

(e)        No Cumulative Voting. The Holders of MuniFund Term Preferred Shares shall have no rights to cumulative voting.

(f)        Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any Series of MuniFund Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the MuniFund Term Preferred Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(h) hereof.

(g)        Holders Entitled to Vote. For purposes of determining any rights of the Holders of MuniFund Term Preferred Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of MuniFund Term Preferred Shares shall be entitled to vote any MuniFund Term Preferred Share and no MuniFund Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MuniFund Term Preferred Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No MuniFund Term Preferred Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7        Rating Agency.

The Fund shall use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally). The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. The Board of Trustees may elect to terminate the designation as a Rating Agency of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes hereof (provided that at least one Rating Agency continues to maintain a rating with respect to the MuniFund Term Preferred Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Trustees with any other NRSRO permitted to act as Rating Agency as contemplated by the definition of “Rating Agency” and not so designated as a Rating Agency at such time, provided that such replacement shall not occur unless such replacement Rating Agency shall have at the time of such replacement (i) published a rating for the MuniFund Term Preferred Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any MuniFund Term Preferred Shares, or Common Shares.

2.8        Issuance of Additional Preferred Shares.

So long as any MuniFund Term Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MuniFund Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series of MuniFund Term Preferred Shares, including additional Series of MuniFund Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established and created, including additional MuniFund Term Preferred Shares of any Series, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

2.9        Status of Redeemed or Repurchased MuniFund Term Preferred Shares.

MuniFund Term Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10         Distributions with respect to Taxable Allocations.

Holders of shares of each Series of MuniFund Term Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations that are paid with respect to shares of such Series in accordance with one of the procedures set forth in clauses (a) through (c) of this Section 2.10:

(a)        The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of MuniFund Term Preferred Shares of the amount of a Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on shares of a Series of MuniFund Term Preferred Shares for a Dividend Period, the Fund shall, in addition to and in conjunction with the payment of such dividends, make a supplemental distribution in respect of each share of such Series for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period.

(b)        If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of shares of a Series of MuniFund Term Preferred Shares, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)        If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(d)        The Fund shall not be required to pay Additional Amount Payments with respect to shares of any Series of MuniFund Term Preferred Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11        Term Redemption Liquidity Account and Liquidity Requirement.

(a)        On or prior to the Liquidity Account Initial Date with respect to any Series of MuniFund Term Preferred Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of MuniFund Term Preferred Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of MuniFund Term Preferred Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of MuniFund Term Preferred Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

              (b)        The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date for such Series specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of Section 2.11(c) below:

Number of Months Preceding:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

              (c)        If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

              (d)         The Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MuniFund Term Preferred Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12        Global Certificate.

Prior to the commencement of a Voting Period, (i) all shares of any Series of MuniFund Term Preferred Shares Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of MuniFund Term Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.13        Notice.

All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received or, if mailed by first class mail, the date five (5) calendar days after which such notice is mailed.

2.14        Termination.

In the event that no shares of a Series of MuniFund Term Preferred Shares are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15        Appendices.

The designation of each Series of MuniFund Term Preferred Shares shall be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of MuniFund Term Preferred Shares by including a new Appendix to this Statement relating to such Series.

2.16        Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17        Modification.

The Board of Trustees, without the vote of the Holders of MuniFund Term Preferred Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.18        No Additional Rights.

Unless otherwise required by law or the Declaration, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Statement.

[Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, Nuveen Massachusetts Premium Income Municipal Fund has caused this Statement to be signed on January 15, 2010 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Name: Kevin J. McCarthy
Title: Vice President and Secretary

[Signature Page to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

APPENDIX A

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

MUNIFUND TERM PREFERRED SHARES, 2.65% SERIES 2015

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of MuniFund Term Preferred Shares of Nuveen Massachusetts Premium Income Municipal Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated January 15, 2010 (the “MTF Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Massachusetts Premium Income Municipal Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the MTP Statement.

Section 1.        Designation as to Series.

MuniFund Term Preferred Shares, 2.65% Series 2015; A series of 2,021,100 Preferred Shares classified as MuniFund Term Preferred Shares is hereby designated as the “MuniFund Term Preferred Shares, 2.65% Series 2015” (the “Series 2015 MTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the MTP Statement (except as the MTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2015 MTP Shares shall constitute a separate series of Preferred Shares and of the MuniFund Term Preferred Shares and each Series 2015 MTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2015 MTP Shares:

Section 2.        Number of Authorized Shares of Series.

The number of authorized shares is 2,021,100.

Section 3.        Date of Original Issue with respect to Series.

The Date of Original Issue is January 21, 2010.

Section 4.        Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is 2.65%.

Section 5.        Liquidation Preference Applicable to Series.

The Liquidation Preference is $10.00 per share.

Appendix A

Section 6.        Term Redemption Date Applicable to Series.

The Term Redemption Date is February 1, 2015.

Section 7.        Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period except that any dividend paid with respect to any Dividend Period consisting of the month of December in any year shall be paid on the last Business Day of such December.

Section 8.        Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on January 31, 2011.

Section 9.        Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is August 1, 2014.

Section 10.        Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 11.        Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2015 MTP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including February 28, 2010 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series 2015 MTP Share an amount equal to:

(A)        if the Optional Redemption Date for the Series 2015 MTP Share does not occur during a Rating Downgrade Period but occurs on or after February 1, 2011 and prior to August 1, 2011, 1.00% of the Liquidation Preference for such Series 2015 MTP Share;

(B)        if the Optional Redemption Date for the Series 2015 MTP Share does not occur during a Rating Downgrade Period but occurs on a date that is on or after August 1, 2011, and prior to February 1, 2012, 0.5% of the Liquidation Preference for such Series 2015 MTP Share; or

Appendix A

(C)        if the Optional Redemption Date for the Series 2015 MTP Share either occurs during a Rating Downgrade Period or occurs on a date that is on or after February 1, 2012, 0.00% of the Liquidation Preference for such Series 2015 MTP Share.

Section 12.        Amendments to Terms of MuniFund Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the MuniFund Term Preferred Shares” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 13.        Additional Terms and Provisions Applicable to the Series.

The following provisions shall be incorporated into and be deemed part of the MTP Statement:

Notwithstanding anything in Section 2.2(g) of the MTP Statement to the contrary, dividends on the Series 2015 MTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on February 15, 2010.

Appendix A

IN WITNESS WHEREOF, Nuveen Massachusetts Premium Income Municipal Fund has caused this Statement to be signed on January 15, 2010 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretory of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

By:
Name: Kevin J. McCarthy
Title: Vice President and Secretary

[Signature Page to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

Appendix A

APPENDIX B

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

MUNIFUND TERM PREFERRED SHARES, 2.75% SERIES 2016

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of MuniFund Term Preferred Shares of Nuveen Massachusetts Premium Income Municipal Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated January 19, 2010 (the “MTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Massachusetts Premium Income Municipal Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the MTP Statement.

Section 1.        Designation as to Series.

MuniFund Term Preferred Shares, 2.75% Series 2016: A series of 1,717,525 Preferred Shares classified as MuniFund Term Preferred Shares is hereby designated as the “MuniFund Term Preferred Shares, 2.75% Series 2016” (the “Series 2016 MTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the MTP Statement (except as the MTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix B. The Series 2016 MTP Shares shall constitute a separate series of Preferred Shares and of the MuniFund Term Preferred Shares and each Series 2016 MTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2016 MTP Shares:

Section 2.        Number of Authorized Shares of Series.

The number of authorized shares is 1,717,525.

Section 3.        Date of Original Issue with respect to Series.

The Date of Original Issue is January 20, 2011.

Section 4.        Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is 2.75%.

Section 5.        Liquidation Preference Applicable to Series.

The Liquidation Preference is $10.00 per share.

Section 6.        Term Redemption Date Applicable to Series.

The Term Redemption Date is February 1, 2016.

Appendix B

Section 7.        Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period except that any dividend paid with respect to any Dividend Period consisting of the month of December in any year shall be paid on the last Business Day of such December.

Section 8.        Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on January 31, 2012.

Section 9.        Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is August 1, 2015.

Section 10.        Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 11.        Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2016 MTP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including February 28, 2011 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series 2016 MTP Share an amount equal to:

(A)    if the Optional Redemption Date for the Series 2016 MTP Share does not occur during a Rating Downgrade Period but occurs on or after February 1, 2012 and prior to August 1, 2012, 1.00% of the Liquidation Preference for such Series 2016 MTP Share;

(B)    if the Optional Redemption Date for the Series 2016 MTP Share does not occur during a Rating Downgrade Period but occurs on a date that is on or after August 1, 2012, and prior to February 1, 2013, 0.5% of the Liquidation Preference for such Series 2016 MTP Share; or

(C)    if the Optional Redemption Date for the Series 2016 MTP Share either occurs during a Rating Downgrade Period or occurs on a date that is on or after February 1, 2013, 0.00% of the Liquidation Preference for such Series 2016 MTP Share.

Appendix B

Section 12.        Amendments to Terms of MuniFund Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the MuniFund Term Preferred Shares” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 13.        Additional Terms and Provisions Applicable to the Series.

The following provisions shall be incorporated into and be deemed part of the MTP Statement:

Notwithstanding anything in Section 2.2(b) or 2.2(g) of the MTP Statement to the contrary, dividends on the Series 2016 MTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on February 25, 2011.

IN WITNESS WHEREOF, Nuveen Massachusetts Premium Income Municipal Fund has caused this Appendix B to be signed on January 14, 2011 in its name and on its behalf by a duly authorized officer. The Declaration and the MTP Statement are on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix B as an officer and not individually, and the obligations and rights set forth in this Appendix B are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Name: Kevin J. McCarthy
Title: Vice President and Secretary

[Signature Page to the Appendix B Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

Appendix B

APPENDIX C

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

MUNIFUND TERM PREFERRED SHARES, 2.60% SERIES 2015

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of MuniFund Term Preferred Shares of Nuveen Massachusetts Premium Income Municipal Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated January 15, 2010 (the “MTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Massachusetts Premium Income Municipal Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the MTP Statement.

Section 1.        Designation as to Series. MuniFund Term Preferred Shares, 2.60% Series 2015: A series of 1,472,500 Preferred Shares classified as MuniFund Term Preferred Shares is hereby designated as the “MuniFund Term Preferred Shares, 2.60% Series 2015” (the “2.60% Series 2015 MTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the MTP Statement (except as the MTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix C. The 2.60% Series 2015 MTP Shares shall constitute a separate series of Preferred Shares and of the MuniFund Term Preferred Shares and each 2.60% Series 2015 MTP Share shall be identical. The following terms and conditions shall apply solely to the 2.60% Series 2015 MTP Shares:

Section 2.        Number of Authorized Shares of Series. The number of authorized shares is 1,472,500.

Section 3.        Date of Original Issue with respect to Series. The Date of Original Issue is                     , 20    .

Section 4.         Fixed Dividend Rate Applicable to Series. The Fixed Dividend Rate is 2.60%.

Section 5.        Liquidation Preference Applicable to Series. The Liquidation Preference is $10.00 per share.

Section 6.        Term Redemption Date Applicable to Series. The Term Redemption Date is April 1, 2015.

Section 7.        Dividend Payment Dates Applicable to Series. The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period except that any dividend paid with respect to any Dividend Period consisting of the month of December in any year shall be paid on the last Business Day of such December.

Appendix C

Section 8.        Non-Call Period Applicable to Series.

Not applicable.

Section 9.        Liquidity Account Initial Date Applicable to Series. The Liquidity Account Initial Date is October 1, 2014.

Section 10.        Exceptions to Certain Definitions Applicable to the Series. The following definitions contained under the heading “Definitions” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 11.        Additional Definitions Applicable to the Series. The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each 2.60% Series 2015 MTP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including the last day of the month in which the Date of Original Issue occurred and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each 2.60% Series 2015 MTP Share an amount equal to 0.00% of the Liquidation Preference for such 2.60% Series 2015 MTP Share.

Section 12.        Amendments to Terms of MuniFund Term Preferred Shares Applicable to the Series. The following provisions contained under the heading “Terms of the MuniFund Term Preferred Shares” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 13.        Additional Terms and Provisions Applicable to the Series. The following provisions shall be incorporated into and be deemed part of the MTP Statement:

Notwithstanding anything in Section 2.2(b) or 2.2(g) of the MTP Statement to the contrary, dividends on the 2.60% Series 2015 MTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on [                    , 20    .]

[Signature Page Begins on the Following Page]

Appendix C

IN WITNESS WHEREOF, Nuveen Massachusetts Premium Income Municipal Fund has caused this Appendix to be signed on             , 20         in its name and on its behalf by a duly authorized officer. The Declaration and the MTP Statement are on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations and rights set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

By:
Name: Kevin J. McCarthy
Title: Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

Appendix C

APPENDIX D

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

MUNIFUND TERM PREFERRED SHARES, 2.65% SERIES 2015 #1

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of MuniFund Term Preferred Shares of Nuveen Massachusetts Premium Income Municipal Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated January 15, 2010 (the “MTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Massachusetts Premium Income Municipal Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the MTP Statement.

Section 1.        Designation as to Series. MuniFund Term Preferred Shares, 2.65% Series 2015 #1: A series of 2,207,500 Preferred Shares classified as MuniFund Term Preferred Shares is hereby designated as the “MuniFund Term Preferred Shares, 2.65% Series 2015 #1” (the “2.65% Series 2015 #1 MTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the MTP Statement (except as the MTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix D. The 2.65% Series 2015 #1 MTP Shares shall constitute a separate series of Preferred Shares and of the MuniFund Term Preferred Shares and each 2.65% Series 2015 #1 MTP Share shall be identical. The following terms and conditions shall apply solely to the 2.65% Series 2015 #1 MTP Shares:

Section 2.        Number of Authorized Shares of Series. The number of authorized shares is 2,207,500.

Section 3.        Date of Original Issue with respect to Series. The Date of Original Issue is                     , 20    .

Section 4.        Fixed Dividend Rate Applicable to Series. The Fixed Dividend Rate is 2.65%.

Section 5.        Liquidation Preference Applicable to Series. The Liquidation Preference is $10.00 per share.

Section 6.        Term Redemption Date Applicable to Series. The Term Redemption Date is March 1, 2015.

Section 7.        Dividend Payment Dates Applicable to Series. The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period except that any dividend paid with respect to any Dividend Period consisting of the month of December in any year shall be paid on the last Business Day of such December.

Appendix D

Section 8.        Non-Call Period Applicable to Series.

Not applicable.

Section 9.        Liquidity Account Initial Date Applicable to Series. The Liquidity Account Initial Date is September 1, 2014.

Section 10.        Exceptions to Certain Definitions Applicable to the Series. The following definitions contained under the heading “Definitions” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 11.        Additional Definitions Applicable to the Series. The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each 2.65% Series 2015 #1 MTP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including the last day of the month in which the Date of Original Issue occurred and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each 2.65% Series 2015 #1 MTP Share an amount equal to 0.00% of the Liquidation Preference for such 2.65% Series 2015 #1 MTP Share.

Section 12.        Amendments to Terms of MuniFund Term Preferred Shares Applicable to the Series. The following provisions contained under the heading “Terms of the MuniFund Term Preferred Shares” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 13.        Additional Terms and Provisions Applicable to the Series. The following provisions shall be incorporated into and be deemed part of the MTP Statement:

Notwithstanding anything in Section 2.2(b) or 2.2(g) of the MTP Statement to the contrary, dividends on the 2.65% Series 2015 #1 MTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on [                    , 20    .]

[Signature Page Begins on the Following Page]

Appendix D

IN WITNESS WHEREOF, Nuveen Massachusetts Premium Income Municipal Fund has caused this Appendix to be signed on                     , 20            in its name and on its behalf by a duly authorized officer. The Declaration and the MTP Statement are on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations and rights set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

By:
Name: Kevin J. McCarthy
Title: Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

Appendix D

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
May 31, 2013

May

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Investments

Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely, Robert P. Bremner Chairman of the Board July 23, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Nuveen Massachusetts Premium Income Municipal Fund (NMT)

Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)

Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX)

Portfolio manager Michael Hamilton reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for the Connecticut and Massachusetts Funds in 2011.

FUND REORGANIZATIONS

Effective before the opening of business on July 9, 2012, certain Connecticut Funds were reorganized into the one, larger-state Connecticut Fund included in this report as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Connecticut Dividend Advantage Municipal Fund	NFC	Nuveen Connecticut Premium Income Municipal Fund	NTC
Nuveen Connecticut Dividend Advantage Municipal Fund 2	NGK
Nuveen Connecticut Dividend Advantage Municipal Fund 3	NGO

On May 23, 2013, the Funds’ Board of Trustees approved a series of reorganizations for the Massachusetts Funds included in this report. The reorganizations are intended to create one, larger-state Massachusetts Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
• Nuveen Massachusetts Dividend	NMB	Nuveen Massachusetts Premium	NMT
Advantage Municipal Fund		Income Municipal Fund
• Nuveen Massachusetts AMT-Free	NGX
Municipal Income Fund

The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings later this year.

Upon the closing of a reorganization, the Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Acquired Fund. The Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Fund receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for MTP Shares of the Acquired Fund held immediately prior to the reorganizations.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month period ended May 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. However, at its June 2013 meeting (subsequent to the end of this reporting period), the Central Bank indicated that downside risks to the economy had diminished since the fall of 2012. Although the Fed made no changes to its highly accommodative monetary policies at the June meeting, Chairman Bernanke’s remarks afterward indicated the Central Bank could slow the pace of its bond buying program later this year if the economy continues to improve.

As measured by gross domestic product (GDP), the U.S. economy grew at an annualized rate of 1.8% in the first quarter of 2013, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.4% year-over-year as of May 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of May 2013, the national unemployment rate was 7.6%, down from 8.2% a year ago. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended April 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since 2006.

However, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

6	Nuveen Investments

Municipal bond prices generally rallied nationally during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the market also encountered some additional volatility generated by the political environment, particularly the fiscal cliff at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. At the state level, state governments in aggregate appeared to have made good progress in dealing with budget issues. On the revenue side, state tax collections have grown for 13 straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately 50% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2013, municipal bond issuance nationwide totaled $376 billion, an increase of 5.2% over the issuance for the twelve-month period ended May 31, 2012. As previously mentioned, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this reporting period, demand for municipal bonds remained very strong, especially from individual investors, but also from mutual funds, banks and insurance companies.

How were the economic and market conditions in Connecticut and Massachusetts during this reporting period?

The Connecticut economy stalled in 2012 and, as of period end, has continued to lag the national recovery. Weak export growth to Europe and cutbacks in the financial sector are cited as reasons for the weakness. As of May 2013, Connecticut’s unemployment rate was 8.0% and remains slightly above the national rate of 7.6%. Connecticut has a high number of defense-related industries that could be vulnerable to cuts in federal defense spending. In May 2011, Connecticut enacted its current biennial budget for the 2012 and 2013 fiscal years. This budget raised the state’s top income tax rate from 6.5% to 6.7%, increased the state sales tax from 6% to 6.35% and raised a host of other taxes as well. The new budget also relied on expenditure reductions, which included concessions from the state’s public service unions. Approximately $5.5 billion in Connecticut municipal bonds were issued during the twelve-months ended May 31, 2013, a 10.5% year-over-year decrease. At period end, the state held credit ratings of Aa3 and AA from Moody’s and S&P, respectively. Moody’s downgraded the state’s rating from Aa2 to Aa3 on January 20, 2012, citing its depleted reserves and high debt burden.

Massachusetts enjoys a highly diverse economy. Bolstered by significant levels of employment in the relatively stable education and health care industries, the state’s economic downturn was milder than that of the nation as a whole. According to Moody’s Analytics, Massachusetts continues to experience a stronger than average economic recovery, with biotechnology, pharmaceuticals and software development being particular bright spots. Payrolls in the state have been expanding since January 2010, and Massachusetts’ May 2013 unemployment rate of 6.6% was well below the national average of 7.6%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in

Nuveen Investments	7

Boston rose 8.1% over the twelve months ended April 2013 (most recent data available at the time this report was prepared), compared with a 12.1% rise in home prices nationally. On January 23, 2013, the governor presented his proposed $34.8 billion fiscal 2014 budget. It is 7.1% larger than the adopted fiscal 2013 budget and calls for a restructuring of taxes in Massachusetts. The new budget proposes a hike in the state income tax from 5.25% to 6.25%, a reduction in the state sales tax from 6.25% to 4.5%, and a $1-per-pack increase in the state’s cigarette tax. For the twelve months ended May 31, 2013, Massachusetts’ tax-exempt bond supply totaled $9.2 billion, up 6.3% from May 2012. At period end, Massachusetts maintained credit ratings of Aa1 and AA+ from Moody’s and S&P, respectively.

What key strategies were used to manage these Funds during the twelve-month reporting period ended May 31, 2013?

During this reporting period, municipal bond prices generally rallied, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the municipal market also encountered some additional volatility generated by the political environment, particularly the “fiscal cliff” at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved, the issuance pattern remained light compared with long-term historical trends. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 50% of new municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During this reporting period, the Connecticut and Massachusetts Funds found value in a variety of sectors, closely watching the market to take advantage of attractive opportunities as they became available.

In general during this reporting period, we emphasized bonds with longer maturities. The purchase of longer maturity bonds helped to extend the Funds’ durations, provided additional protection for their duration and yield curve positioning and enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. We also purchased lower rated bonds when we found opportunities, as we believed these bonds continued to offer relative value. Our opportunities were somewhat constrained by the structure of bonds typically issued as part of refinancing deals, which tended to be characterized by shorter maturities and higher quality.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings, especially in NTC. The elevated number of bond calls provided a meaningful source of liquidity, which drove much of our activity during this period as we worked to redeploy these proceeds, as well as those from maturing bonds, to keep the Funds fully invested and support their income streams. In all the Funds, we did not engage in any active selling, due to the fact that the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

8	Nuveen Investments

Across the four Funds we found opportunities to purchase bonds in the secondary market in small pieces that were already held in the portfolio, in the higher education and hospital sectors. In the Massachusetts Funds we added to issuers such as Northeastern University, Tufts University and Wheaton College. A position in Boston University was also added to the Massachusetts Funds from the primary market. The Massachusetts Funds also added to the pollution control industrial revenue sector, specifically Covanta Energy. NTC added positions across the credit sector spectrum, including hospital, higher education and state and local general obligation.

As of May 31, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended May 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the one-year, five-year and ten-year periods ended May 31, 2013. Each Fund’s total returns are compared with performance of a corresponding market index and Lipper classification average.

For the twelve-months ended May 31, 2013, the cumulative returns on common share net asset value (NAV) for all of the Funds exceeded the returns for their respective state’s S&P Municipal Bond Index, except NGX which underperformed its S&P Index. For the same period, the Funds underperformed the average return for the Lipper Other States Municipal Debt Funds Classification Average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation.

During the reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, municipal bonds at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. To varying degrees, duration and yield curve positioning was a net positive contributor to the performance, with the exception of NGX. In general, the greater a Fund’s exposure to the outperforming longer parts of the curve during this period, the greater the positive impact on the Fund’s return. NTC was the most advantageously positioned in terms of duration and yield curve, with longer durations and better exposure to the segments of the municipal yield curve that performed best. NMT and NMB also benefited from being overweight in the outperforming longer end of the curve, but that was somewhat offset by an overweight to the shorter end of the yield curve as well. With a shorter effective duration, NGX’s duration and yield curve positioning detracted from performance. Over the last several years, the Fund’s duration had shortened as its holdings matured or were called from its portfolio and the lack of new insured issuance made it very difficult to replace those holdings with longer insured bonds that would maintain or extend NGX’s duration. With the Fund’s investment policy change from insured to non-insured status in May 2012, we continue to give NGX better access to the longer segments of the yield curve.

Nuveen Investments	9

Credit exposure was another factor in the Funds’ performance during this reporting period, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the Funds generally benefited from their holdings of lower rated credits. The Massachusetts Funds were helped by their larger allocation of bonds rated A, BBB and lower rated. On the other hand, NTC was overweight AAA-rated which detracted from its performance for the period, but was underweight AA-rated which helped performance.

During this reporting period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with nursing homes) in NGX. Although the housing sector performed well during the reporting period, individual holdings within the housing sector detracted from performance in both NMT and NMB, as our holdings on the higher yielding multi-family housing component had shorter durations than the index.

In contrast, bonds that had been previously pre-refunded, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. NTC was overweight pre-refunded bonds, which detracted from its performance. General obligation (GO) bonds also lagged the performance of the general municipal market for this period. NGX was underweighted in state GOs, which benefited performance.

Shareholders also should be aware of issues impacting some of the Funds’ non-state holdings. In December 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. In addition, during July 2012, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. During the reporting period, Puerto Rico paper generally underperformed the market as whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal, differing from Fund to Fund in line with the type and amount of its holdings. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax initiatives aimed at improving future collections.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of NMB, but detracted modestly from the performance of NTC, NMT and NGX over this reporting period.

As of May 31, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

	Effective	Regulatory
	Leverage*	Leverage*
NTC	37.11%	32.39%
NMT	37.84%	33.65%
NMB	36.84%	33.10%
NGX	37.65%	35.75%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	11

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares as shown in the accompanying table.

Fund	Series		MTP Shares Issued at Liquidation Value	Annual Interest Rate	NYSE/NYSE MKT Ticker
Connecticut
NTC	2015		$18,300,000	2.65%	NTC PRC
	2016		$17,780,000	2.55%	NTC PRD
	2015	*	$20,470,000	2.60%	NTC PRE
	2015-1	*	$16,950,000	2.60%	NTC PRF
	2015-1	*	$32,000,000	2.65%	NTC PRG
Massachusetts
NMT	2015		$20,210,000	2.65%	NMT PRC
	2016		$16,435,000	2.75%	NMT PRD

NMB	2015		$14,725,000	2.60%	NMB PRC

NGX	2015		$22,075,000	2.65%	NGX PRC

*	MTP Shares issued in connection with the reorganization.

Refer to Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies for further details on MTP Shares.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended May 31, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NTC	NMT	NMB	NGX
June	$0.0590	$0.0590	$0.0570	$0.0495
July	0.0590	0.0590	0.0570	0.0495
August	0.0590	0.0590	0.0570	0.0495
September	0.0590	0.0590	0.0570	0.0495
October	0.0590	0.0590	0.0570	0.0495
November	0.0590	0.0590	0.0570	0.0495
December	0.0570	0.0590	0.0570	0.0480
January	0.0570	0.0590	0.0570	0.0480
February	0.0570	0.0590	0.0570	0.0480
March	0.0570	0.0555	0.0540	0.0480
April	0.0570	0.0555	0.0540	0.0480
May	0.0570	0.0555	0.0540	0.0480

Long-Term Capital Gain**	$0.0054	$0.0513	—	—
Short-Term Capital Gain**	$0.0012	—	—	—
Ordinary Income Distribution**	—	$0.0087	—	—

Market Yield***	5.01%	4.88%	4.76%	4.47%
Taxable-Equivalent Yield***	7.40%	7.16%	6.98%	6.55%

**	Distribution paid in December 2012.
***	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 32.3% and 31.8% for Connecticut and Massachusetts, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Investments	13

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2013, NTC, NMT and NMB had a positive UNII balance for both tax and financial reporting purposes, while NGX had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding common shares.

COMMON SHARE OTHER INFORMATION

As of May 31, 2013, and during the current reporting period, the Funds’ Common share prices were trading at a premium/(discount) to their Common share NAVs as shown in the accompanying table.

	NTC	NMT	NMB	NGX
Common Share NAV	$15.00	$15.12	$15.14	$14.55
Common Share Price	$13.65	$13.64	$13.62	$12.90
Premium/(Discount) to NAV	-9.00%	-9.79%	-10.04%	-11.34%
12-Month Average Premium/(Discount) to NAV	-6.86%	-1.66%	-2.49%	-4.07%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Nuveen Investments	15

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NTC at Common Share NAV	2.35%	6.13%	4.98%
NTC at Common Share Price	1.02%	4.70%	3.09%
S&P Municipal Bond Connecticut Index	2.15%	4.59%	4.02%
S&P Municipal Bond Index	3.62%	5.71%	4.80%
Lipper Other States Municipal Debt Funds Classification Average	4.17%	7.02%	5.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1

(as a % of total investments)
Education and Civic Organizations	24.0%
Health Care	21.3%
Tax Obligation/Limited	15.2%
Tax Obligation/General	11.3%
Water and Sewer	7.7%
Utilities	6.4%
Other	14.1%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	18.7%
AA	34.6%
A	23.5%
BBB	9.6%
BB or Lower	2.4%
N/R	9.6%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

16	Nuveen Investments

Nuveen Massachusetts Premium Income Municipal Fund (NMT)

Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NMT at Common Share NAV	2.81%	6.85%	5.39%
NMT at Common Share Price	-5.18%	5.80%	3.38%
S&P Municipal Bond Massachusetts Index	2.28%	5.49%	4.69%
S&P Municipal Bond Index	3.62%	5.71%	4.80%
Lipper Other States Municipal Debt Funds Classification Average	4.17%	7.02%	5.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Education and Civic Organizations	22.9%
Health Care	18.3%
U.S. Guaranteed	13.9%
Tax Obligation/Limited	12.5%
Tax Obligation/General	11.3%
Transportation	6.0%
Water and Sewer	4.2%
Other	10.9%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	18.5%
AA	35.6%
A	30.5%
BBB	6.3%
BB or Lower	3.6%
N/R	3.9%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	17

Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)

Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NMB at Common Share NAV	3.21%	6.52%	5.19%
NMB at Common Share Price	-2.71%	4.07%	3.75%
S&P Municipal Bond Massachusetts Index	2.28%	5.49%	4.69%
S&P Municipal Bond Index	3.62%	5.71%	4.80%
Lipper Other States Municipal Debt Funds Classification Average	4.17%	7.02%	5.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]

(as a % of total investments)
Education and Civic Organizations	32.9%
Health Care	19.1%
Tax Obligation/Limited	11.6%
Tax Obligation/General	9.1%
U.S. Guaranteed	9.0%
Housing/Multifamily	4.7%
Other	13.6%

Credit Quality[1,2,3]

(as a % of total investment exposure)
AAA/U.S. Guaranteed	12.1%
AA	33.5%
A	32.9%
BBB	8.8%
BB or Lower	4.1%
N/R	7.2%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

18	Nuveen Investments

Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX)

Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NGX at Common Share NAV	1.55%	5.30%	4.57%
NGX at Common Share Price	-12.66%	3.11%	2.96%
S&P Municipal Bond Massachusetts Index	2.28%	5.49%	4.69%
S&P Municipal Bond Index	3.62%	5.71%	4.80%
Lipper Other States Municipal Debt Funds Classification Average	4.17%	7.02%	5.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]

(as a % of total investments)
Education and Civic Organizations	19.3%
Tax Obligation/Limited	16.6%
Health Care	13.2%
U.S. Guaranteed	11.0%
Tax Obligation/General	10.0%
Water and Sewer	8.6%
Utilities	5.5%
Housing/Multifamily	5.4%
Other	10.4%

Credit Quality[1,2,3]

(as a % of total investment exposure)
AAA/U.S. Guaranteed	13.3%
AA	40.9%
A	35.7%
BBB	6.4%
BB or Lower	2.2%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

NTC NMT

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, to approve the elimination of the fundamental policies relating to the Fund’s ability to make loans and to approve the new fundamental policy relating to the Fund’s ability to make loans. The meeting was subsequently adjourned to December 14, 2012. The meeting for NMT was additionally adjourned to January 24, 2013, February 22, 2013 and March 14, 2013. Further information from the January 31, 2012 shareholder meeting for NTC to approve the issuance of additional common shares in connection with each Reorganization is included.

	NTC			NMT
	Common and Preferred shares voting together as a class	Preferred Shares voting together as a class	Common Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	4,003,887	1,494,536
Against	—	—	—	331,569	99,785
Abstain	—	—	—	132,140	33,355
Broker Non-Votes	—	—	—	1,971,893	1,150,878

Total	—	—	—	6,439,489	2,778,554

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	3,960,633	1,480,426
Against	—	—	—	367,148	109,785
Abstain	—	—	—	139,815	37,465
Broker Non-Votes	—	—	—	1,971,893	1,150,878

Total	—	—	—	6,439,489	2,778,554

To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	3,083,201	—	—
Against	—	—	207,443	—	—
Abstain	—	—	127,681	—	—
Broker Non-Votes	—	—	773,636	—	—

Total	—	—	4,191,961	—	—

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	23,266,317	—	—	7,256,135	—
Withhold	406,991	—	—	484,711	—

Total	23,673,308	—	—	7,740,846	—

Jack B. Evans
For	23,257,204	—	—	7,268,054	—
Withhold	416,104	—	—	472,792	—

Total	23,673,308	—	—	7,740,846	—

William C. Hunter
For	—	9,712,788	—	—	2,890,256
Withhold	—	218,676	—	—	389,399

Total	—	9,931,464	—	—	3,279,655

William J. Schneider
For	—	9,724,873	—	—	2,890,256
Withhold	—	206,591	—	—	389,399

Total	—	9,931,464	—	—	3,279,655

20	Nuveen Investments

NMB NGX

	NMB		NGX
	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—

Total	—	—	—	—

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—

Total	—	—	—	—

To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—

Total	—	—	—	—

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	3,208,898	—	4,674,764	—
Withhold	103,728	—	165,513	—

Total	3,312,626	—	4,840,277	—

Jack B. Evans
For	3,208,898	—	4,676,970	—
Withhold	103,728	—	163,307	—

Total	3,312,626	—	4,840,277	—

William C. Hunter
For	—	1,401,026	—	2,078,057
Withhold	—	29,088	—	104,420

Total	—	1,430,114	—	2,182,477

William J. Schneider
For	—	1,401,026	—	2,078,057
Withhold	—	29,088	—	104,420

Total	—	1,430,114	—	2,182,477

Nuveen Investments	21

Report of Independent

Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Connecticut Premium Income Municipal Fund

Nuveen Massachusetts Premium Income Municipal Fund

Nuveen Massachusetts Dividend Advantage Municipal Fund

Nuveen Massachusetts AMT-Free Municipal Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, and Nuveen Massachusetts AMT-Free Municipal Income Fund (the “Funds”) as of May 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, and Nuveen Massachusetts AMT-Free Municipal Income Fund at May 31, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

July 25, 2013

22	Nuveen Investments

Nuveen Connecticut Premium Income Municipal Fund Portfolio of Investments

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.6% (1.0% of Total Investments)

$3,405	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/13 at 100.00	BBB+	$3,443,272

	Education and Civic Organizations – 37.0% (24.0% of Total Investments)

1,150	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,261,596

1,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	1,327,469

840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	878,094

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A	1,030,610

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O:
800	5.000%, 7/01/35	7/20 at 100.00	A–	865,552
2,000	5.000%, 7/01/40	7/20 at 100.00	A–	2,157,420

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F:
440	5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A2	519,526
1,510	5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	1,805,069

1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,150,785

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	2,153,120

4,405	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A	4,967,599

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
250	5.125%, 7/01/26	7/21 at 100.00	Baa1	271,593
3,260	5.625%, 7/01/41	7/21 at 100.00	Baa1	3,597,834

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,500	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA–	1,674,990
1,000	5.000%, 7/01/28 – AGM Insured	7/22 at 100.00	AA–	1,108,030

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis Chaffee School Issue, Series 2011-I:
560	5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	A2	641,805
225	5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	A2	255,699

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H:
350	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	A+	367,150
1,375	5.000%, 7/01/21 – NPFG Insured	7/14 at 100.00	A+	1,438,154

2,700	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	2,767,743

4,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	4,574,327

2,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42	7/13 at 100.00	AAA	2,508,650

9,950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	10,932,165

Nuveen Investments	23

Nuveen Connecticut Premium Income Municipal Fund (continued) Portfolio of Investments May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$17,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)	7/17 at 100.00	AAA	$18,984,412

1,000	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/18 – NPFG Insured	1/14 at 100.00	AA	1,028,890

1,220	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – AGM Insured	2/15 at 100.00	AA	1,314,306

	University of Connecticut, General Obligation Bonds, Series 2006A:
1,300	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	1,446,627
2,150	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	2,394,348

2,600	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	3,020,316

515	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	590,813

3,805	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/29	No Opt. Call	Aa2	4,453,030

73,970	Total Education and Civic Organizations			81,487,722

	Health Care – 32.9% (21.3% of Total Investments)

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
920	5.500%, 7/01/21 – RAAI Insured	7/13 at 100.50	N/R	930,184
3,000	5.500%, 7/01/32 – RAAI Insured	7/14 at 100.00	N/R	3,026,520

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
20	6.125%, 7/01/20 – RAAI Insured	8/13 at 100.00	N/R	20,042
1,710	6.000%, 7/01/25 – RAAI Insured	8/13 at 100.00	N/R	1,712,138

840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	852,239

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
890	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	947,779
2,400	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	2,491,008
1,050	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	1,076,670

6,425	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	6,853,419

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
1,065	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	1,089,463
300	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	305,217

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	2,170,700

6,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	A2	6,217,140

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
1,105	5.000%, 7/01/25	7/21 at 100.00	A2	1,223,666
400	5.000%, 7/01/26	7/21 at 100.00	A2	440,584
500	5.000%, 7/01/27	7/21 at 100.00	A2	548,520

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/13 at 100.00	N/R	1,000,620

1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A	1,382,789

7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	A	7,498,190

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$3,440	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	$3,850,770

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	4,399,920

775	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F, 5.125%, 7/01/35 – AGM Insured	7/18 at 100.00	AA–	825,174

5,760	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	6,154,906

1,235	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	1,401,577

4,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	4,970,755

1,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A+	1,095,305

200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 2006H, 4.500%, 7/01/33 – AMBAC Insured	1/16 at 100.00	A	200,500

8,600	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	9,681,278

67,460	Total Health Care			72,367,073

	Housing/Multifamily – 0.6% (0.4% of Total Investments)

1,295	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,333,060

	Housing/Single Family – 7.0% (4.6% of Total Investments)

4,475	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004A-5, 5.050%, 11/15/34	8/13 at 100.00	AAA	4,481,355

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
525	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	539,831
1,015	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,038,132

3,900	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	4,067,154

	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2:
3,500	4.500%, 11/15/30	11/19 at 100.00	AAA	3,767,680
1,500	4.750%, 11/15/35	11/19 at 100.00	AAA	1,599,450

14,915	Total Housing/Single Family			15,493,602

	Long-Term Care – 3.9% (2.5% of Total Investments)

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families and Children Inc., Series 2002A:
430	5.000%, 7/01/18 – AMBAC Insured	7/13 at 100.00	N/R	430,808
450	5.000%, 7/01/19 – AMBAC Insured	7/13 at 100.00	N/R	450,725
475	5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	N/R	475,660
285	5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	N/R	285,225
1,295	5.000%, 7/01/32 – AMBAC Insured	7/13 at 100.00	N/R	1,295,324

	Connecticut Housing Finance Authority, Special Needs Housing Mortgage Finance Program Special Obligation Bonds, Series 2002SNH-1:
920	5.000%, 6/15/22 – AMBAC Insured	6/13 at 100.00	N/R	932,714
1,500	5.000%, 6/15/32 – AMBAC Insured	6/14 at 100.00	N/R	1,519,365

1,470	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	1,638,506

Nuveen Investments	25

Nuveen Connecticut Premium Income Municipal Fund (continued) Portfolio of Investments May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$1,025	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	$1,073,401

420	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	460,820

8,270	Total Long-Term Care			8,562,548

	Tax Obligation/General – 17.4% (11.3% of Total Investments)

	Connecticut State, General Obligation Bonds, Refunding Series 2012E:
1,425	5.000%, 9/15/30	9/22 at 100.00	AA	1,658,885
2,290	5.000%, 9/15/32	9/22 at 100.00	AA	2,639,729

4,500	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,028,075

1,800	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA	2,004,318

2,000	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	2,271,160

1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,155,410

1,000	Hartford, Connecticut, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/31	4/23 at 100.00	A1	1,121,630

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
775	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA–	848,617
1,320	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA–	1,444,780
905	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA–	971,880

1,740	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA–	1,944,502

2,000	Hartford, Connecticut, General Obligation Bonds, Series 2013B, 5.000%, 4/01/33	4/23 at 100.00	A1	2,216,940

2,150	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	2,403,872

900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,138,689

3,890	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G, 5.000%, 8/01/36	8/21 at 100.00	AA+	4,469,416

1,860	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,973,441

1,420	Regional School District 16, Connecticut, General Obligation Bonds, Series 2003, 5.000%, 3/15/16 – AMBAC Insured	3/14 at 100.00	A1	1,439,681

	Suffield, Connecticut, General Obligation Bonds, Series 2005:
800	5.000%, 6/15/17	No Opt. Call	AA+	933,296
795	5.000%, 6/15/19	No Opt. Call	AA+	963,373
1,400	5.000%, 6/15/21	No Opt. Call	AA+	1,729,350

33,970	Total Tax Obligation/General			38,357,044

	Tax Obligation/Limited – 23.5% (15.2% of Total Investments)

	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
2,525	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA–	2,726,773
2,930	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	3,154,321

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
600	5.000%, 12/15/20	12/13 at 100.00	AA–	612,762
1,000	5.000%, 12/15/30	12/13 at 100.00	AA–	1,021,680

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	5,613,350

	Connecticut, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2012A:
3,000	5.000%, 1/01/31	No Opt. Call	AA	3,451,920
2,500	5.000%, 1/01/33	No Opt. Call	AA	2,854,400

3,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	3,397,320

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$2,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	BBB	$2,076,963

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
2,640	0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	835,006
4,735	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	BBB+	1,394,789

2,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/13 at 100.00	AA–	2,004,560

4,350	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA–	4,576,418

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
1,525	0.000%, 8/01/33	No Opt. Call	A+	485,682
5,000	5.500%, 8/01/37	2/20 at 100.00	A+	5,310,050
3,625	5.375%, 8/01/39	2/20 at 100.00	A+	3,808,896

1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011A, 7.000%, 4/01/41	4/21 at 100.00	N/R	1,840,247

2,275	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	2,488,645

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/19 – AGM Insured	10/14 at 100.00	AA–	1,041,350

2,760	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	3,013,478

54,290	Total Tax Obligation/Limited			51,708,610

	Transportation – 1.1% (0.8% of Total Investments)

2,365	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	2,506,947

	U.S. Guaranteed – 7.3% (4.8% of Total Investments) (5)

500	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/23 (Pre-refunded 9/15/13) – AGM Insured	9/13 at 100.00	AA- (5)	507,340

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
465	5.000%, 7/01/30 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	541,474
735	5.000%, 7/01/37 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	855,878

1,670	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 (Pre-refunded 4/01/14) – FGIC Insured	4/14 at 100.00	AA (5)	1,735,698

1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA (5)	1,027,940

4,340	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	4,409,006

40	New Haven, Connecticut, General Obligation Bonds, Series 2002A, 5.250%, 11/01/17 – AMBAC Insured (ETM)	8/13 at 100.00	A2 (5)	41,784

1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,239,058

2,050	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/20 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3 (5)	2,066,154

	West Hartford, Connecticut, General Obligation Bonds, Series 2005B:
500	5.000%, 10/01/17 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	552,125
2,810	5.000%, 10/01/18 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	3,102,943

15,120	Total U.S. Guaranteed			16,079,400

Nuveen Investments	27

Nuveen Connecticut Premium Income Municipal Fund (continued) Portfolio of Investments May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 9.9% (6.4% of Total Investments)

	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 1164:
$410	17.168%, 1/01/38 (IF) (4)	1/23 at 100.00	Aa3	$586,103
1,295	17.329%, 1/01/32 (IF) (4)	1/23 at 100.00	Aa3	1,968,154

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	1,005,700

4,750	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	4,777,075

	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	734,766
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	560,095
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	3,105,982

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
465	5.500%, 1/01/14 (Alternative Minimum Tax)	7/13 at 100.00	BBB	466,707
250	5.500%, 1/01/15 (Alternative Minimum Tax)	7/13 at 100.00	BBB	250,833
2,115	5.500%, 1/01/20 (Alternative Minimum Tax)	7/13 at 100.00	BBB	2,123,143

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
1,290	5.050%, 7/01/42	7/22 at 100.00	BBB+	1,245,160
480	5.000%, 7/01/42	7/22 at 100.00	BBB+	459,773

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
3,900	5.750%, 7/01/36	7/20 at 100.00	BBB+	4,024,371
530	5.250%, 7/01/40	7/20 at 100.00	BBB+	528,076

20,470	Total Utilities			21,835,938

	Water and Sewer – 11.9% (7.7% of Total Investments)

4,375	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarian Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	4,656,969

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
4,160	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	4,466,925
4,330	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	4,654,880

500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	519,270

2,050	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010 5.625%, 7/01/40	7/20 at 100.00	Ba2	2,175,706

3,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	3,080,940

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$1,840	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	Aa3	$1,997,633

2,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	3,191,670

1,450	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	1,477,115

24,575	Total Water and Sewer			26,221,108

$320,105	Total Investments (cost $323,162,529) – 154.1%			339,396,324

	Floating Rate Obligations – (8.8)%			(19,370,000)

	MuniFund Term Preferred Shares, at Liquidation Value – (47.9)% (6)			(105,500,000)

	Other Assets Less Liabilities – 2.6%			5,741,157

	Net Assets Applicable to Common Shares – 100%			$220,267,481

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Massachusetts Premium Income Municipal Fund Portfolio of Investments

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.6% (1.0% of Total Investments)

$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/13 at 101.00	Caa3	$1,113,752

	Education and Civic Organizations – 34.4% (22.9% of Total Investments)

	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
305	16.998%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	419,759
995	17.098%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	1,369,836

1,000	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	1,119,640

375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A1	424,560

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,052,320

455	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	485,967

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,100,720

2,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	2,215,500

1,045	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	1,114,639

700	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	757,855

635	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 2000A, 6.000%, 3/01/20 – ACA Insured	9/13 at 100.00	BBB	636,721

1,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,886,820

4,850	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	5,072,804

1,090	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P, 6.000%, 5/15/29	No Opt. Call	A1	1,372,964

1,000	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,061,220

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18	8/13 at 100.00	AA–	2,008,140

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31	10/19 at 100.00	Baa1	1,078,630

345	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	400,504

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	AA+	501,830

525	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F, 5.000%, 1/01/41	1/20 at 100.00	A2	567,247

210	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 4.375%, 10/01/31	No Opt. Call	BBB	205,964

22,530	Total Education and Civic Organizations			24,853,640

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 27.5% (18.3% of Total Investments)

	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
$895	5.000%, 10/01/29	10/21 at 100.00	A–	$982,791
700	5.000%, 10/01/31	10/21 at 100.00	A–	769,188

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-6, 5.375%, 7/01/41	7/20 at 100.00	AA	1,117,030

300	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A	331,368

2,000	Massachusetts Health and Educational Facilities Authority, Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32	7/17 at 100.00	AA	2,172,080

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/13 at 100.00	A–	985,481

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008:
2,300	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	2,572,987
770	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A	853,199

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	1,667,145

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	1,131,950

935	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	927,501

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	1,082,770

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	2,159,620

585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	588,972

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	1,028,140

1,445	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	1,495,951

18,430	Total Health Care			19,866,173

	Housing/Multifamily – 4.0% (2.6% of Total Investments)

1,290	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	1,333,125

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	8/13 at 100.00	AA–	500,535

1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/14 at 101.00	N/R	1,021,890

2,790	Total Housing/Multifamily			2,855,550

	Housing/Single Family – 3.8% (2.6% of Total Investments)

1,500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	1,537,560

985	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 14.476%, 6/01/16 (IF)	No Opt. Call	AA	1,236,904

2,485	Total Housing/Single Family			2,774,464

	Industrials – 0.8% (0.5% of Total Investments)

170	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	169,227

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	417,912

570	Total Industrials			587,139

Nuveen Investments	31

Nuveen Massachusetts Premium Income Municipal Fund (continued) Portfolio of Investments May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 5.0% (3.3% of Total Investments)

$1,270	Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds, Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31	10/13 at 100.00	AAA	$1,280,478

185	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	203,446

1,685	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/13 at 102.00	N/R	1,713,578

400	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	8/13 at 100.00	BBB	400,520

3,540	Total Long-Term Care			3,598,022

	Tax Obligation/General – 16.9% (11.3% of Total Investments)

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	543,960

300	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17	1/15 at 100.00	Aaa	321,633

125	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/14 at 100.00	AA–	126,724

1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation Bonds, Series 2011, 5.000%, 2/15/41	2/21 at 100.00	Aa3	1,092,370

1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,386,750

1,010	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,307,556

1,275	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 – NPFG Insured	No Opt. Call	AA+	1,306,046

1,260	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	1,545,554

1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	1,023,050

2,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.250%, 12/01/38	12/20 at 100.00	Aa2	2,243,840

1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	Aa3	1,330,044

10,940	Total Tax Obligation/General			12,227,527

	Tax Obligation/Limited – 18.7% (12.5% of Total Investments)

210	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	217,615

975	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26	7/18 at 100.00	AAA	1,140,087

385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	480,738

1,200	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	1,345,752

1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,240,050

570	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	640,794

380	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	424,582

1,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AA+	1,123,050

540	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	630,207

240	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	34,742

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,103,970

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,650	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 0.000%, 8/01/38	No Opt. Call	A+	$381,447

3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,092,070

235	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	252,813

1,300	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	1,422,083

13,685	Total Tax Obligation/Limited			13,530,000

	Transportation – 9.1% (6.0% of Total Investments)

500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	577,795

350	Massachusetts Port Authority, Revenue Bonds, Series 2012A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/22 at 100.00	AA	376,842

1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A	1,071,170

725	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	723,550

3,285	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	9/13 at 100.00	A	3,293,311

470	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	512,168

6,330	Total Transportation			6,554,836

	U.S. Guaranteed – 20.9% (13.9% of Total Investments) (5)

2,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+ (5)	2,133,220

650	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (5)	697,951

1,115	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (5)	1,269,662

25	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	30,027

550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa2 (5)	573,760

325	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2 (5)	366,402

1,000	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 101.00	A (5)	1,014,590

1,745	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA- (5)	1,907,721

750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA- (5)	758,910

410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	A (5)	489,401

555	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2003H, 5.000%, 7/01/21 (Pre-refunded 7/01/13)	7/13 at 100.00	AA+ (5)	557,209

155	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	6/13 at 100.00	Aaa	156,525

1,300	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (5)	1,431,404

1,500	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1(5)	1,543,560

750	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29 (Pre-refunded 8/01/15)	8/15 at 100.00	AAA	816,495

Nuveen Investments	33

Nuveen Massachusetts Premium Income Municipal Fund (continued) Portfolio of Investments May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

$1,065	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A (5)	$1,334,328

13,895	Total U.S. Guaranteed			15,081,165

	Utilities – 1.3% (0.9% of Total Investments)

185	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA–	207,944

750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	751,005

935	Total Utilities			958,949

	Water and Sewer – 6.2% (4.2% of Total Investments)

500	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	575,110

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA	60,463

285	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA	299,059

1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	1,043,820

200	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/13 at 100.00	AAA	200,822

1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+	1,693,005

625	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	631,981

4,170	Total Water and Sewer			4,504,260

$101,725	Total Investments (cost $102,566,113) – 150.2%			108,505,477

	Floating Rate Obligations – (2.0)%			(1,435,000)

	MuniFund Term Preferred Shares, at Liquidation Value – (50.7)% (6)			(36,645,000)

	Other Assets Less Liabilities – 2.5%			1,824,289

	Net Assets Applicable to Common Shares – 100%			$72,249,766

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.8%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen Massachusetts Dividend Advantage Municipal Fund Portfolio of Investments

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.3% (0.9% of Total Investments)

$480	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/13 at 101.00	Caa3	$375,158

	Education and Civic Organizations – 49.1% (32.9% of Total Investments)

	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
150	16.998%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	206,439
490	17.098%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	674,593

500	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	559,820

375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A1	424,560

110	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30	9/18 at 100.00	Aa3	128,400

400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	420,928

300	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	320,418

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	1,107,750

450	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	479,988

200	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	216,530

500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	628,940

2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	2,196,470

1,000	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P, 6.000%, 5/15/59	5/29 at 105.00	A1	1,226,970

990	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2001E, 5.300%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	AA	992,673

515	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	564,188

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18	8/13 at 100.00	AA–	1,004,070

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31	10/19 at 100.00	Baa1	539,315

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F, 5.000%, 1/01/41	1/20 at 100.00	A2	1,620,705

590	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AA+	646,003

500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	554,355

100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	100,810

13,270	Total Education and Civic Organizations			14,613,925

Nuveen Investments	35

Nuveen Massachusetts Dividend Advantage Municipal Fund (continued) Portfolio of Investments May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 28.5% (19.1% of Total Investments)

$1,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-6, 5.375%, 7/01/41	7/20 at 100.00	AA	$1,340,436

500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.500%, 7/01/31	7/21 at 100.00	A–	561,810

500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38 (5)	1/18 at 100.00	N/R	2,580

160	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	177,578

775	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008, 5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	866,985

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	555,715

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	1,131,950

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
550	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	556,485
315	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	312,474

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	649,662

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	1,079,810

290	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	291,969

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	514,070

159	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	8/13 at 103.00	N/R	136,507

124	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43	8/13 at 15.14	N/R	12,348

185	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43	No Opt. Call	N/R	2

285	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	295,049

8,643	Total Health Care			8,485,430

	Housing/Multifamily – 7.0% (4.7% of Total Investments)

555	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	573,554

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	8/13 at 100.00	AA–	500,535

1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/14 at 101.00	N/R	1,021,890

2,055	Total Housing/Multifamily			2,095,979

	Housing/Single Family – 2.6% (1.7% of Total Investments)

650	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	666,276

85	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.540%, 6/01/16 (IF)	No Opt. Call	AA	97,629

735	Total Housing/Single Family			763,905

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 1.3% (0.8% of Total Investments)

$100	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	$99,545

200	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	208,956

65	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	8/13 at 100.00	A	64,260

365	Total Industrials			372,761

	Long-Term Care – 4.7% (3.2% of Total Investments)

100	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	109,971

725	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/13 at 102.00	N/R	737,296

555	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/13 at 100.00	BBB	556,343

1,380	Total Long-Term Care			1,403,610

	Tax Obligation/General – 13.6% (9.1% of Total Investments)

310	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	337,255

55	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/14 at 100.00	AA–	55,758

1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation Bonds, Series 2011, 5.000%, 2/15/41	2/21 at 100.00	Aa3	1,092,370

500	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	613,315

500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	511,525

1,280	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,435,891

3,645	Total Tax Obligation/General			4,046,114

	Tax Obligation/Limited – 17.2% (11.6% of Total Investments)

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	409,323

385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	480,738

550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	616,803

285	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	320,397

230	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	268,422

750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	827,978

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	1,546,035

600	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	656,346

4,695	Total Tax Obligation/Limited			5,126,042

Nuveen Investments	37

Nuveen Massachusetts Dividend Advantage Municipal Fund (continued) Portfolio of Investments May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 6.0% (4.0% of Total Investments)

$500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	$577,795

400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A	428,468

500	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	499,000

260	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	283,327

1,660	Total Transportation			1,788,590

	U.S. Guaranteed – 13.4% (9.0% of Total Investments) (6)

530	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+ (6)	565,303

230	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa2 (6)	239,936

250	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2 (6)	281,848

495	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA- (6)	541,159

500	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA- (6)	505,940

500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (6)	550,540

750	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (6)	771,780

500	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29 (Pre-refunded 8/01/15)	8/15 at 100.00	AAA	544,330

3,755	Total U.S. Guaranteed			4,000,836

	Utilities – 1.1% (0.7% of Total Investments)

320	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	320,429

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.4% (2.3% of Total Investments)

$125	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	$129,818

400	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	417,528

200	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/13 at 100.00	AAA	200,822

250	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	252,793

975	Total Water and Sewer			1,000,961

$41,978	Total Investments (cost $41,967,812) – 149.2%			44,393,740

	Floating Rate Obligations – (1.9)%			(560,000)

	MuniFund Term Preferred Shares, at Liquidation Value – (49.5)% (7)			(14,725,000)

	Other Assets Less Liabilities – 2.2%			647,727

	Net Assets Applicable to Common Shares – 100%			$29,756,467

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Massachusetts AMT-Free Municipal Income Fund Portfolio of Investments
May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 29.8% (19.3% of Total Investments)

	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
$120	16.998%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	$165,151
395	17.098%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	543,804

650	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	727,766

1,135	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A1	1,192,000

300	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	320,418

600	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	639,984

465	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	503,432

1,250	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.000%, 9/01/33	9/13 at 100.00	A1	1,260,938

1,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,257,880

3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	3,137,820

1,700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.125%, 6/01/37	8/13 at 100.00	AA–	1,705,865

255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University, Series 2010A, 4.875%, 10/01/35	10/20 at 100.00	A2	276,379

100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	100,810

10,970	Total Education and Civic Organizations			11,832,247

	Health Care – 20.3% (13.2% of Total Investments)

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System Obligated Group, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A	1,081,440

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/36	7/21 at 100.00	AA	1,114,100

300	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A	331,368

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/37	7/23 at 100.00	BBB+	1,067,300

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA–	533,620

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008:
480	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	536,971
600	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	672,132

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A	1,662,075

585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	588,972

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$200	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	$205,628

250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	258,815

7,415	Total Health Care			8,052,421

	Housing/Multifamily – 8.4% (5.4% of Total Investments)

500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA–	560,435

735	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	759,571

2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	8/13 at 100.00	AA–	2,001,880

3,235	Total Housing/Multifamily			3,321,886

	Industrials – 7.5% (4.8% of Total Investments)

	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
1,475	5.125%, 8/01/28 – NPFG Insured	8/13 at 100.00	A	1,476,106
1,500	5.125%, 2/01/34 – NPFG Insured	8/13 at 100.00	A	1,482,930

2,975	Total Industrials			2,959,036

	Long-Term Care – 4.6% (3.0% of Total Investments)

1,750	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, Neville Communities, Series 2002A, 6.000%, 6/20/44	12/13 at 104.00	AA+	1,844,518

	Tax Obligation/General – 15.4% (10.0% of Total Investments)

1,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%, 8/01/21 – AGM Insured	No Opt. Call	AA+	1,869,870

1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2013, 4.000%, 1/15/30	1/23 at 100.00	AA	1,056,010

1,705	North Attleborough, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 7/15/15 – FGIC Insured	7/14 at 101.00	Aa2	1,810,301

1,200	North Reading, Massachusetts, General Obligation Bonds, Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	1,356,540

5,405	Total Tax Obligation/General			6,092,721

	Tax Obligation/Limited – 25.6% (16.6% of Total Investments)

400	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	431,368

3,000	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	11/13 at 100.00	A–	3,048,300

1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	1,122,030

750	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	841,095

975	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/35	No Opt. Call	AA+	1,099,537

300	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	350,115

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	1,546,035

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	842,950

800	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	875,128

13,725	Total Tax Obligation/Limited			10,156,558

Nuveen Investments	41

Nuveen Massachusetts AMT-Free Municipal Income Fund (continued) Portfolio of Investments May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 4.0% (2.6% of Total Investments)

$400	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	$442,724

1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,133,720

1,400	Total Transportation			1,576,444

	U.S. Guaranteed – 16.9% (11.0% of Total Investments) (5)

500	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A (5)	507,555

155	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	6/13 at 100.00	Aaa	156,525

1,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (5)	1,029,040

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2004D, 5.000%, 8/01/24 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	AA+ (5)	1,007,970

1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	AA+ (5)	1,708,140

2,140	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA (5)	2,292,710

6,295	Total U.S. Guaranteed			6,701,940

	Utilities – 8.4% (5.5% of Total Investments)

1,710	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	1,803,759

440	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	440,590

1,150	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	1,110,026

3,300	Total Utilities			3,354,375

	Water and Sewer – 13.2% (8.6% of Total Investments)

1,900	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/13 at 100.00	A1	1,934,314

600	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	626,292

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,222,830

125	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	126,396

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$720	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	$812,729
495	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 – NPFG Insured	7/14 at 100.00	A+	516,770

4,840	Total Water and Sewer			5,239,331

$61,310	Total Investments (cost $59,046,679) – 154.1%			61,131,477

	Floating Rate Obligations – (0.9)%			(340,000)

	MuniFund Term Preferred Shares, at Liquidation Value – (55.6)% (6)			(22,075,000)

	Other Assets Less Liabilities – 2.4%			954,815

	Net Assets Applicable to Common Shares – 100%			$39,671,292

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.1%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Assets & Liabilities May 31, 2013

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Assets
Investments, at value (cost $323,162,529, $102,566,113, $41,967,812 and $59,046,679, respectively)	$339,396,324	$108,505,477	$44,393,740	$61,131,477
Cash	822,357	299,029	—	137,954
Receivables:
Interest	5,127,288	1,657,467	707,696	899,846
Investments sold	175,000	—	50,084	—
Deferred offering costs	1,132,042	489,224	170,014	198,932
Other assets	51,497	22,762	367	9,120

Total assets	346,704,508	110,973,959	45,321,901	62,377,329

Liabilities
Cash overdraft	—	—	32,964	—
Floating rate obligations	19,370,000	1,435,000	560,000	340,000
Payables:
Common share dividends	802,035	246,553	102,691	128,762
Interest	229,940	82,294	31,902	48,752
Offering costs	206,206	195,755	47,323	—
MuniFund Term Preferred (MTP) Shares, at liquidation value	105,500,000	36,645,000	14,725,000	22,075,000
Accrued expenses:
Management fees	178,125	57,651	23,559	32,663
Trustees fees	3,085	390	159	221
Other	147,636	61,550	41,836	80,639

Total liabilities	126,437,027	38,724,193	15,565,434	22,706,037

Net assets applicable to Common shares	$220,267,481	$72,249,766	$29,756,467	$39,671,292

Common shares outstanding	14,688,976	4,776,927	1,965,856	2,727,317

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.00	$15.12	$15.14	$14.55

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$146,890	$47,769	$19,659	$27,273
Paid-in surplus	203,502,600	65,758,077	27,583,018	38,060,384
Undistributed (Over-distribution of) net investment income	602,615	412,788	24,911	(30,953)
Accumulated net realized gain (loss)	(218,419)	91,768	(297,049)	(470,210)
Net unrealized appreciation (depreciation)	16,233,795	5,939,364	2,425,928	2,084,798

Net assets applicable to Common shares	$220,267,481	$72,249,766	$29,756,467	$39,671,292

Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of Operations
Year Ended May 31, 2013

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Investment Income	$14,175,944	$5,079,824	$2,117,839	$2,774,605

Expenses
Management fees	1,953,638	685,287	279,469	388,187
Shareholder servicing agent fees and expenses	74,125	24,777	16,644	16,660
Interest expense and amortization of offering costs	3,257,516	1,215,844	476,299	695,808
Custodian fees and expenses	49,685	23,885	14,196	14,838
Trustees fees and expenses	8,076	3,073	1,362	1,822
Professional fees	44,219	29,246	28,111	28,007
Shareholder reporting expenses	105,791	48,129	20,618	61,774
Stock exchange listing fees	57,136	38,445	462	15,342
Investor relations expenses	32,792	14,082	5,194	6,941
Other expenses	68,184	36,685	29,216	39,832

Total expenses	5,651,162	2,119,453	871,571	1,269,211

Net investment income (loss)	8,524,782	2,960,371	1,246,268	1,505,394

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	237,374	22,612	(279,751)	151,721
Change in net unrealized appreciation (depreciation) of investments	(3,634,986)	(907,060)	(9,279)	(1,023,136)

Net realized and unrealized gain (loss)	(3,397,612)	(884,448)	(289,030)	(871,415)

Net increase (decrease) in net assets applicable to Common shares from operations	$5,127,170	$2,075,923	$957,238	$633,979

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Changes in Net Assets

	Connecticut		Massachusetts
	Premium Income (NTC)		Premium Income (NMT)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/13	5/31/12	5/31/13	5/31/12
Operations
Net investment income (loss)	$8,524,782	$3,126,397	$2,960,371	$3,175,956
Net realized gain (loss) from investments	237,374	229,119	22,612	499,195
Change in net unrealized appreciation (depreciation) of investments	(3,634,986)	6,702,628	(907,060)	6,403,666

Net increase (decrease) in net assets applicable to Common shares from operations	5,127,170	10,058,144	2,075,923	10,078,817

Distributions to Common Shareholders
From net investment income	(9,283,674)	(3,798,441)	(3,372,311)	(3,681,362)
From accumulated net realized gains	(96,947)	(225,331)	(244,947)	(243,992)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,380,621)	(4,023,772)	(3,617,258)	(3,925,354)

Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	142,203,044	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	33,079	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	142,203,044	—	33,079	—

Net increase (decrease) in net assets applicable to Common shares	137,949,593	6,034,372	(1,508,256)	6,153,463
Net assets applicable to Common shares at the beginning of period	82,317,888	76,283,516	73,758,022	67,604,559

Net assets applicable to Common shares at the end of period	$220,267,481	$82,317,888	$72,249,766	$73,758,022

Undistributed (Over-distribution of) net investment income at the end of period	$602,615	$722,214	$412,788	$610,081

(1)	Refer to Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

46	Nuveen Investments

	Massachusetts		Massachusetts
	Dividend Advantage (NMB)		AMT-Free Income (NGX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/13	5/31/12	5/31/13	5/31/12
Operations
Net investment income (loss)	$1,246,268	$1,272,934	$1,505,394	$1,615,697
Net realized gain (loss) from investments	(279,751)	117,873	151,721	86,441
Change in net unrealized appreciation (depreciation) of investments	(9,279)	2,754,077	(1,023,136)	1,682,019

Net increase (decrease) in net assets applicable to Common shares from operations	957,238	4,144,884	633,979	3,384,157

Distributions to Common Shareholders
From net investment income	(1,326,916)	(1,486,068)	(1,595,475)	(1,914,367)
From accumulated net realized gains	—	—	—	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,326,916)	(1,486,068)	(1,595,475)	(1,914,367)
Capital Share Transactions
Common shares:
Issued in the Reorganizations (1)	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	2,450	—	3,092	1,482

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	2,450	—	3,092	1,482

Net increase (decrease) in net assets applicable to Common shares	(367,228)	2,658,816	(958,404)	1,471,272
Net assets applicable to Common shares at the beginning of period	30,123,695	27,464,879	40,629,696	39,158,424

Net assets applicable to Common shares at the end of period	$29,756,467	$30,123,695	$39,671,292	$40,629,696

Undistributed (Over-distribution of) net investment income at the end of period	$24,911	$16,168	$(30,953)	$(53,913)

(1)	Refer to Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Cash Flows

Year Ended May 31, 2013

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$5,127,170	$2,075,923	$957,238	$633,979
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(43,836,241)	(11,746,373)	(5,657,471)	(12,307,171)
Proceeds from sales and maturities of investments	37,065,633	11,114,290	4,729,768	13,402,379
Amortization (Accretion) of premiums and discounts, net	917,872	333,487	134,637	147,440
Assets (Liabilities) acquired in the Reorganizations, net	(60,026,684)	—	—	—
(Increase) Decrease in:
Receivable for interest	(3,326,050)	75,033	30,610	20,186
Receivable for investments sold	1,908,025	1,749,340	510,992	140,000
Other assets	(26,113)	2,306	1,053	1,500
Increase (Decrease) in:
Payable for interest	143,920	(8,230)	(3,188)	(4,880)
Payable for investments purchased	—	—	—	(2,566,544)
Accrued management fees	113,173	(512)	(56)	(423)
Accrued Trustees fees	2,622	(42)	(16)	(27)
Accrued other expenses	(162,934)	7,370	4,965	39,438
Net realized (gain) loss from investments	(237,374)	(22,612)	279,751	(151,721)
Change in net unrealized (appreciation) depreciation of investments	3,634,986	907,060	9,279	1,023,136
Taxes paid on undistributed capital gains	(24,522)	(24,674)	—	—

Net cash provided by (used in) operating activities	(58,726,517)	4,462,366	997,562	377,292

Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(428,058)	226,259	92,615	111,687
Increase (Decrease) in:
Cash overdraft	—	(766,814)	32,964	—
Floating rate obligations	(995,000)	—	—	—
Payable for offering costs	31,939	(10,073)	10,331	(5,800)
MTP Shares, at liquidation value	69,420,000	—	—	—
Cash distributions paid to Common shareholders	(8,869,491)	(3,612,709)	(1,330,640)	(1,609,857)

Net cash provided by (used in) financing activities	59,159,390	(4,163,337)	(1,194,730)	(1,503,970)

Net Increase (Decrease) in Cash	432,873	299,029	(197,168)	(1,126,678)
Cash at the beginning of period	389,484	—	197,168	1,264,632

Cash at the End of Period	$822,357	$299,029	$—	$137,954

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Connecticut	Massachusetts	Massachusetts	Massachusetts
Premium	Premium	Dividend	AMT-Free
Income	Income	Advantage	Income
(NTC)	(NMT)	(NMB)	(NGX)
$—	$33,079	$2,450	$3,092

Cash paid for interest (excluding amortization of offering costs) was as follows:

Connecticut	Massachusetts	Massachusetts	Massachusetts
Premium	Premium	Dividend	AMT-Free
Income	Income	Advantage	Income
(NTC)	(NMT)	(NMB)	(NGX)
$2,564,888	$997,815	$386,872	$587,421

See accompanying notes to financial statements.

48	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	49

Financial Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
					Distributions
				Distributions	from			From
				from Net	Accumulated		From	Accumulated
				Investment	Net Realized		Net	Net
	Beginning			Income to	Gains to		Investment	Realized		Ending
	Common	Net	Net	Auction Rate	Auction Rate		Income to	Gains to		Common
	Share	Investment	Realized/	Preferred	Preferred		Common	Common		Share	Ending
	Net Asset	Income	Unrealized	Share-	Share-		Share-	Share-		Net Asset	Market
	Value	(Loss)	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Value	Value
Connecticut Premium Income (NTC)
Year Ended 5/31:
2013	$15.34	$.56	$(.19)	$—	$—	$.37	$(.70)	$(.01)	$(.71)	$15.00	$13.65
2012	14.22	.58	1.29	—	—	1.87	(.71)	(.04)	(.75)	15.34	14.19
2011	14.56	.67	(.29)	(.01)	—	.37	(.71)	—	(.71)	14.22	13.18
2010	13.59	.80	.88	(.02)	— *	1.66	(.69)	— *	(.69)	14.56	13.94
2009	14.25	.84	(.66)	(.14)	(.03)	.01	(.60)	(.07)	(.67)	13.59	13.35

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2013	15.45	.62	(.19)	—	—	.43	(.71)	(.05)	(.76)	15.12	13.64
2012	14.16	.67	1.44	—	—	2.11	(.77)	(.05)	(.82)	15.45	15.12
2011	14.48	.75	(.24)	(.01)	—	.50	(.78)	(.04)	(.82)	14.16	13.59
2010	13.29	.87	1.12	(.03)	—	1.96	(.77)	—	(.77)	14.48	14.93
2009	14.22	.91	(.98)	(.15)	(.02)	(.24)	(.65)	(.04)	(.69)	13.29	13.28

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

50	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)
	Based	Ending
	on	Net
Based	Common	Assets		Net
on	Share Net	Applicable		Investment	Portfolio
Market	Asset	to Common		Income	Turnover
Value(b)	Value(b)	Shares (000)	Expenses(d)	(Loss)	Rate

1.02%	2.35%	$220,267	2.68%	4.05%	12%
13.59	13.45	82,318	3.08	3.93	11
(.39)	2.63	76,284	2.41	4.73	9
9.76	12.49	78,106	1.57	5.64	5
.32	.45	72,901	1.43	6.40	0

(5.18)	2.81	72,250	2.86	3.99	10
17.78	15.29	73,758	3.03	4.48	12
(3.48)	3.58	67,605	2.51	5.30	6
18.77	15.03	69,031	1.60	6.21	3
3.54	(1.36)	63,321	1.43	7.01	1

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or MTP Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Connecticut Premium Income (NTC)
Year Ended 5/31:
2013	1.55%
2012	1.54
2011	1.20
2010	.37
2009	.11

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2013	1.64%
2012	1.74
2011	1.28
2010	0.37
2009	0.09

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
					Distributions
				Distributions	from			From
				from Net	Accumulated		From	Accumulated
				Investment	Net Realized		Net	Net
	Beginning			Income to	Gains to		Investment	Realized		Ending
	Common	Net	Net	Auction Rate	Auction Rate		Income to	Gains to		Common
	Share	Investment	Realized/	Preferred	Preferred		Common	Common		Share	Ending
	Net Asset	Income	Unrealized	Share-	Share-		Share-	Share-		Net Asset	Market
	Value	(Loss)	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Value	Value
Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2013	$15.32	$.63	$(.13)	$—	$—	$.50	$(.68)	$—	$(.68)	$15.14	$13.62
2012	13.97	.65	1.46	—	—	2.11	(.76)	—	(.76)	15.32	14.64
2011	14.38	.68	(.26)	—	—	.42	(.83)	—	(.83)	13.97	13.53
2010	13.52	.89	.80	(.02)	(.01)	1.66	(.77)	(.03)	(.80)	14.38	14.10
2009	14.36	.95	(.93)	(.17)	—	(.15)	(.69)	—	(.69)	13.52	13.83

Massachusetts AMT-Free Income (NGX)
Period Ended 5/31:
2013	14.90	.55	(.31)	—	—	.24	(.59)	—	(.59)	14.55	12.90
2012	14.36	.59	.65	—	—	1.24	(.70)	—	(.70)	14.90	15.39
2011	14.71	.64	(.23)	—	—	.41	(.76)	—	(.76)	14.36	13.62
2010	13.86	.82	.79	(.03)	—	1.58	(.73)	—	(.73)	14.71	15.79
2009	14.28	.91	(.50)	(.17)	—	.24	(.66)	—	(.66)	13.86	13.15

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

52	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)	Net Investment Income (Loss)	Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

(2.71)%	3.21%	$29,756	2.86%	4.09%	N/A	N/A	11%
14.21	15.45	30,124	3.09	4.41	N/A	N/A	8
1.87	3.05	27,465	3.08	4.83	3.03%	4.88%	16
7.90	12.50	28,235	1.67	6.16	1.54	6.29	11
(.04)	(.70)	26,530	1.54	7.09	1.33	7.30	1

(12.66)	1.55	39,671	3.12	3.70	N/A	N/A	20
18.74	8.82	40,630	3.16	4.03	N/A	N/A	14
(9.04)	2.89	39,158	3.07	4.38	3.01	4.44	4
26.19	11.61	40,095	1.86	5.50	1.67	5.69	1
(2.11)	2.00	37,754	1.47	6.47	1.16	6.78	0

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of January 31, 2011 and November 30, 2010, the Adviser is no longer reimbursing Massachusetts Dividend Advantage (NMB) and Massachusetts AMT-Free Income (NGX), respectively, for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2013	1.56%
2012	1.68
2011	1.75
2010	.35
2009	.10

Massachusetts AMT-Free Income (NGX)
Year Ended 5/31:
2013	1.71%
2012	1.76
2011	1.81
2010	.57
2009	.09

N/A	Fund no longer has a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Asset Coverage Per $1 Liquidation Preference
Connecticut Premium Income (NTC)
Year Ended 5/31:
2013	$—	$—	$105,500	$30.88	$—
2012	—	—	36,080	32.82	—
2011	—	—	36,080	31.14	—
2010	15,725	82,389	18,300	32.96	3.30
2009	34,975	77,110	—	—	—

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2013	—	—	36,645	29.72	—
2012	—	—	36,645	30.13	—
2011	—	—	36,645	28.45	—
2010	14,400	74,863	20,210	29.95	2.99
2009	34,000	71,559	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013		2012	2011		2010(c)
Connecticut Premium Income (NTC)
Series 2015 (NTC PRC)
Ending Market Value per Share	$10.06		$10.05	$10.07		$10.00
Average Market Value per Share	10.07		10.08	10.04		10.02	^
Series 2016 (NTC PRD)
Ending Market Value per Share	10.07		10.10	10.00		—
Average Market Value per Share	10.11		10.06	9.88	^^	—
Series 2015 (NTC PRE) (b)
Ending Market Value per Share	10.07		—	—		—
Average Market Value per Share	10.06	Ω	—	—		—
Series 2015-1 (NTC PRF) (b)
Ending Market Value per Share	10.06		—	—		—
Average Market Value per Share	10.07	Ω	—	—		—
Series 2015-1 (NTC PRG) (b)
Ending Market Value per Share	10.08		—	—		—
Average Market Value per Share	10.08	Ω	—	—		—

Massachusetts Premium Income (NMT)
Series 2015 (NMT PRC)
Ending Market Value per Share	10.07		10.10	10.02		10.00
Average Market Value per Share	10.09		10.08	10.02		10.00	^^^
Series 2016 (NMT PRD)
Ending Market Value per Share	10.12		10.10	10.00		—
Average Market Value per Share	10.11		10.08	9.97	^^^^	—

(b)	MTP Shares issued in connection with the Reorganizations as further described in Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations and MuniFund Term Preferred Shares.
(c)	The Fund did not issue MTP Shares prior to the fiscal year ended May 31, 2010.
^	For the period January 19, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period December 15, 2010 (first issuance date of shares) through May 31, 2011.
^^^	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
^^^^	For the period January 20, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the Reorganizations) through May 31, 2013.

54	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share
Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2013	$—	$—	$14,725	$30.21
2012	—	—	14,725	30.46
2011	—	—	14,725	28.65
2010	—	—	14,725	29.18
2009	14,250	71,544	—	—

Massachusetts AMT-Free Income (NGX)
Year Ended 5/31:
2013	—	—	22,075	27.97
2012	—	—	22,075	28.41
2011	—	—	22,075	27.74
2010	—	—	22,075	28.16
2009	20,500	71,042	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013	2012	2011	2010(b)
Massachusetts Dividend Advantage (NMB)
Series 2015 (NMB PRC)
Ending Market Value per Share	$10.09	$10.10	$13.53	$9.98
Average Market Value per Share	10.08	10.07	14.03	9.95	^

Massachusetts AMT-Free Income (NGX)
Series 2015 (NGX PRC)
Ending Market Value per Share	10.05	10.10	13.62	10.00
Average Market Value per Share	10.09	10.08	14.48	9.98	^^

(b)	The Fund did not issue MTP Shares prior to the fiscal year ended May 31, 2010.
^	For the period March 23, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) and Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX) (each a “Fund” and collectively, the “Funds”). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Massachusetts Dividend Advantage (NMB) and Massachusetts AMT-Free Income (NGX) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Massachusetts AMT-Free Income (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Reorganizations

Effective before the opening of business on July 9, 2012, certain Connecticut Funds were reorganized into the one, larger-state Fund included in this report (each a “Reorganization and collectively, the “Reorganizations”) as follows:

Acquired Funds	Acquiring Fund
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)	Connecticut Premium Income (NTC)
(“Connecticut Dividend Advantage”)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
(“Connecticut Dividend Advantage 2”)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
(“Connecticut Dividend Advantage 3”)

The Reorganizations were approved by the shareholders of the Acquired Funds at a special meeting on May 14, 2012.

On May 23, 2013, the Funds’ Board of Trustees approved a series of reorganizations for the Massachusetts Funds included in this report. The reorganizations are intended to create one, larger-state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Massachusetts Dividend Advantage (NMB)	Massachusetts Premium Income (NMT)
Massachusetts AMT-Free Income (NGX)

The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings later this year.

56	Nuveen Investments

Upon the closing of a reorganization, the Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Fund receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

Details of the Connecticut Funds’ Reorganizations are further described in the MuniFund Term Preferred Shares section of this footnote and Footnote 8 – Fund Reorganizations.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of May 31, 2013, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Nuveen Investments	57

Notes to Financial Statements (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Massachusetts AMT-Free Income (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares

The Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one or more Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. MTP Shares trade on the NYSE/NYSE MKT.

In connection with the Connecticut Funds’ Reorganizations, holders of MTP Shares of the Acquired Funds received on a one-for-one basis newly issued MTP Shares of the Acquiring Fund, in exchange for MTP Shares of the Acquired Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of each the Acquired Fund’s outstanding MTP Shares were as follows:

	Series	NYSE/ NYSE MKT Ticker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Interest Rate
Connecticut Dividend Advantage (NFC)
	2015	NFC PRC	2,047,000	$20,470,000	2.60%
Connecticut Dividend Advantage 2 (NGK)
	2015	NGK PRC	1,695,000	$16,950,000	2.60%
Connecticut Dividend Advantage 3 (NGO)
	2015	NGO PRC	3,200,000	$32,000,000	2.65%

58	Nuveen Investments

As of May 31, 2013, details of each Fund’s MTP Shares outstanding were as follows:

		NYSE/		Shares Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
Connecticut Premium Income (NTC)
	2015	NTC PRC	1,830,000	$18,300,000	2.65%
	2016	NTC PRD	1,778,000	17,780,000	2.55
	2015 *	NTC PRE	2,047,000	20,470,000	2.60
	2015-1 *	NTC PRF	1,695,000	16,950,000	2.60
	2015-1 *	NTC PRG	3,200,000	32,000,000	2.65
Massachusetts Premium Income (NMT)
	2015	NMT PRC	2,021,000	$20,210,000	2.65%
	2016	NMT PRD	1,643,500	16,435,000	2.75
Massachusetts Dividend Advantage (NMB)
	2015	NMB PRC	1,472,500	$14,725,000	2.60%
Massachusetts AMT-Free Income (NGX)
	2015	NGX PRC	2,207,500	$22,075,000	2.65%

*	MTP Shares issued in connection with the Reorganizations.

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE/NYSE MKT ticker symbol are as follows:

		NYSE/	Term	Optional	Premium
		NYSE MKT	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
Connecticut Premium Income (NTC)
	2015	NTC PRC	February 1, 2015	February 1, 2011	January 31, 2012
	2016	NTC PRD	January 1, 2016	January 1, 2012	December 31, 2012
	2015 *	NTC PRE	April 1, 2015	April 1, 2012	March 31, 2013
	2015-1 *	NTC PRF	April 1, 2015	April 1, 2012	March 31, 2013
	2015-1 *	NTC PRG	March 1, 2015	March 1, 2012	February 28, 2013
Massachusetts Premium Income (NMT)
	2015	NMT PRC	February 1, 2015	February 1, 2011	January 31, 2012
	2016	NMT PRD	February 1, 2016	February 1, 2012	January 31, 2013
Massachusetts Dividend Advantage (NMB)
	2015	NMB PRC	April 1, 2015	April 1, 2011	March 31, 2012
Massachusetts AMT-Free Income (NGX)
	2015	NGX PRC	March 1, 2015	March 1, 2011	February 29, 2012

*	MTP Shares issued in connection with the Reorganizations.

The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2013, was as follows:

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)**	(NMT)	(NMB)	(NGX)
Average liquidation value of MTP Shares outstanding	$98,082,521	$36,645,000	$14,725,000	$22,075,000

**	Includes MTP Shares issued in connection with the Reorganizations.

Nuveen Investments	59

Notes to Financial Statements (continued)

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended May 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of May 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Maximum exposure to Recourse Trusts	$5,085,000	$3,880,000	$1,905,000	$1,540,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2013, were as follows:

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Average floating rate obligations outstanding	$19,446,329	$1,435,000	$560,000	$340,000
Average annual interest rate and fees	0.77%	0.72%	0.72%	0.72%

60	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are adjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Connecticut Premium Income (NTC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$339,396,324	$—	$339,396,324

Massachusetts Premium Income (NMT)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$108,505,477	$—	$108,505,477

Nuveen Investments	61

Notes to Financial Statements (continued)

Massachusetts Dividend Advantage (NMB)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$44,393,740	$—	$44,393,740

Massachusetts AMT-Free Income (NGX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$61,131,477	$—	$61,131,477

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in such derivatives, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2013.

4. Fund Shares

Common Shares

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

Connecticut
Premium Income (NTC)
	Year	Year
	Ended	Ended
	5/31/13	5/31/12
Common shares:
Issued in the Reorganizations(1)	9,323,947	—
Issued to shareholders due to reinvestment of distributions	—	—

62	Nuveen Investments

	Massachusetts		Massachusetts		Massachusetts
	Premium Income (NMT)		Dividend Advantage (NMB)		AMT-Free Income (NGX)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/13	5/31/12	5/31/13	5/31/12	5/31/13	5/31/12
Common shares:
Issued to shareholders due to reinvestment of distributions	2,139	—	157	—	207	99

(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

Preferred Shares

With the exception of Connecticut Premium Income (NTC), none of the Funds had transactions in MTP Shares during the fiscal year ended May 31, 2013. None of the Funds had transactions in MTP Shares during the fiscal year ended May 31, 2012. Transactions in MTP Shares for Connecticut Premium Income (NTC) during the fiscal year ended May 31, 2013, were as follows:

	Year Ended May 31, 2013
		NYSE
	Series	Ticker	Shares	Amount
Connecticut Premium Income (NTC)
	2015 *	NTC PRE	2,047,000	$20,470,000
	2015-1 *	NTC PRF	1,695,000	16,950,000
	2015-1 *	NTC PRG	3,200,000	32,000,000

Total			6,942,000	$69,420,000

*	MTP Shares issued in connection with the Reorganizations.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2013, were as follows:

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Purchases	$43,836,241	$11,746,373	$5,657,471	$12,307,171
Sales and maturities	37,065,633	11,114,290	4,729,768	13,402,379

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of May 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Cost of investments	$303,958,035	$101,047,954	$41,365,570	$58,691,407

Gross unrealized:
Appreciation	$18,776,003	$6,550,786	$2,742,150	$2,369,227
Depreciation	(2,707,731)	(528,014)	(274,284)	(269,108)

Net unrealized appreciation (depreciation) of investments	$16,068,272	$6,022,772	$2,467,866	$2,100,119

Nuveen Investments	63

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, and reorganization adjustments resulted in reclassifications among the Funds’ components of Common share net assets as of May 31, 2013, the Funds’ tax year end, as follows:

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Paid-in surplus	$(255,267)	$(175,232)	$(92,615)	$(113,267)
Undistributed (Over-distribution of) net investment income	639,293	214,647	89,391	113,041
Accumulated net realized gain (loss)	(384,026)	(39,415)	3,224	226

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ tax year end, were as follows:

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC)	(NMT)	(NMB)	(NGX)
Undistributed net tax-exempt income[1]	$1,453,717	$709,098	$122,502	$143,508
Undistributed net ordinary income[2]	—	28,704	22,130	—
Undistributed net long-term capital gains	61,936	30,760	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared May 1, 2013, paid on June 3, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2013 and May 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
2013	(NTC)	(NMT)	(NMB)	(NGX)
Distributions from net tax-exempt income[3]	$11,169,879	$4,349,213	$1,715,662	$2,198,169
Distributions from net ordinary income[2]	25,943	41,541	—	—
Distributions from net long-term capital gains[4]	79,365	244,947	—	—

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
2012	(NTC)	(NMT)	(NMB)	(NGX)
Distributions from net tax-exempt income	$4,736,774	$4,683,212	$1,892,509	$2,522,521
Distributions from net ordinary income[2]	—	—	2	—
Distributions from net long-term capital gains	225,331	243,992	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2013, as Exempt Interest Dividends.
[4]

The Funds designate as long term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for tax year ended May 31, 2013.

64	Nuveen Investments

As of May 31, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	Massachusetts	Massachusetts
	Dividend	AMT-Free
	Advantage	Income
	(NMB)	(NGX)
Expiration:
May 31, 2014	$—	$221,405
May 31, 2017	—	215,629
May 31, 2018	—	24,486
May 31, 2019	44,128	18,813
Not subject to expiration:
Short-term losses	—	—
Long-term losses	276,528	—

Total	$320,656	$480,333

During the Funds’ tax year ended May 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Connecticut	Massachusetts
	Premium	AMT-Free
	Income	Income
	(NTC)	(NGX)
Utilized capital loss carryforwards	$200,324	$151,947

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Connecticut Premium Income (NTC)
Massachusetts Premium Income (NMT)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Massachusetts Dividend Advantage (NMB)
Massachusetts AMT-Free Income (NGX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments	65

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2013, the complex-level fee rate for each of these Funds was .1661%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations

The following Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of each Reorganization were as follows:

	Connecticut	Connecticut	Connecticut
	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
	(NFC)	(NGK)	(NGO)
Cost of investments	$53,725,277	$47,360,196	$88,892,426
Fair value of investments	57,605,903	50,542,181	94,081,645
Net unrealized appreciation (depreciation) of investments	3,880,626	3,181,985	5,189,219

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

66	Nuveen Investments

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and net asset value (“NAV”) per Common share immediately before and after the Reorganizations are as follows:

	Connecticut	Connecticut	Connecticut
	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
Acquired Funds – Prior to Reorganizations	(NFC)	(NGK)	(NGO)
Common shares outstanding	2,586,685	2,320,671	4,367,134
Net assets applicable to Common shares	$40,328,665	$35,794,932	$66,079,447
NAV per Common share outstanding	$15.59	$15.42	$15.13

Connecticut
Premium
Income
Acquiring Fund – Prior to Reorganizations	(NTC)
Common shares outstanding	5,365,029
Net assets applicable to Common shares	$81,824,227
NAV per Common share outstanding	$15.25

Connecticut
Premium
Income
Acquiring Fund – Post Reorganizations	(NTC)
Common shares outstanding	14,688,976
Net assets applicable to Common shares	$224,027,271
NAV per Common share outstanding	$15.25

The beginning of the Acquired Funds’ current fiscal period was June 1, 2012. Assuming the Reorganizations had been completed on June 1, 2012, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended May 31, 2013, are as follows:

Connecticut
Premium
Income
Acquiring Fund – Pro Forma Results of Operations	(NTC)
Net investment income (loss)	$9,158,113
Net realized and unrealized gains (losses)	(3,883,225)
Change in net assets resulting from operations	$5,274,888

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations during the fiscal year ended May 31, 2012.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	67

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

¢	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	210

¢	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	210

¢	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	210

¢	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	210

¢	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	210

68	Nuveen Investments

	Name, Year of Birth& Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

¢	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	210

¢	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	210

¢	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	210

¢	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	210

Interested Board Member:

¢	JOHN P. AMBOIAN(2) 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	210

Nuveen Investments	69

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

¢	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	210

¢	WILLIAM ADAMS IV 1955 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	103

¢	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

¢	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	210

¢	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	210

¢	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	210

70	Nuveen Investments

	Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

¢	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	210

¢	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	210

¢	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	210

¢	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	210

Nuveen Investments	71

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
¢	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	210

(1)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

72	Nuveen Investments

Annual Investment Management

Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the

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Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor’s investment teams in Minneapolis in September 2012, and the Sub-Advisor’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

74	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its

Nuveen Investments	75

Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end Fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three-and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that longterm performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including each of the Funds) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and

76	Nuveen Investments

guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, given that, as noted above, the Performance Peer Group for each Fund was classified as irrelevant, limiting the usefulness of the peer comparison data, the Board also considered the Funds’ performance compared to their respective benchmarks and noted that, except for the Nuveen Massachusetts AMT-Free Municipal Income Fund (the “Massachusetts AMT-Free Fund”), each Fund had outperformed its benchmark over the one-, three- and five-year periods. Although the Massachusetts AMT-Free Fund underperformed its benchmark in the one-, three- and five-year periods, the Board recognized that such Fund’s prior insurance mandate had detracted from performance and that such mandate has been recently removed.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Nuveen Massachusetts Premium Income Municipal Fund had a net management fee in line with and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages. In addition, they noted that the Massachusetts AMT-Free Fund had a slightly higher net management fee and net expense ratio compared to its peer averages (generally due in part to certain limitations within the peer group). Finally, the Independent Board Members noted that the Nuveen Connecticut Premium

Nuveen Investments	77

Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

Income Municipal Fund and the Nuveen Massachusetts Dividend Advantage Municipal Fund each had a net expense ratio that was slightly higher or higher than its respective peer average, but a net management fee in line with its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Funds, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including

78	Nuveen Investments

the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisors affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

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Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

80	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	81

Reinvest Automatically,

Easily and Conveniently (continued)

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

82	Nuveen Investments

Glossary of Terms

Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■	Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	83

Glossary of Terms

Used in this Report (continued)

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■	Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Connecticut Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

84	Nuveen Investments

Notes

Nuveen Investments	85

Notes

86	Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank

& Trust Company

Boston, MA

Transfer Agent and

Shareholder Services

State Street Bank & Trust

Company

Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071

(800) 257-8787

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	Fund	Common Shares Repurchased
Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL	NTC	—
	NMT	—
	NMB	—
	NGX	—
Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com	EAN-B-0513D

PART C OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including

C-1

appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Declaration of Trust of Registrant, dated January 12, 1993.(1)

(1)(b)	Certificate of Amendment to Declaration of Trust of Registrant, dated November 18, 2009.(2)

(2)	By-Laws of Registrant, Amended and Restated as of November 18, 2009.(2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated November 13, 2007.(1)

(6)(b)	Renewal of Investment Management Agreement, dated July 31, 2008.(1)

(6)(c)	Renewal of Investment Management Agreement, dated May 28, 2009.(1)

C-2

(6)(d)	Renewal of Investment Management Agreement, dated May 26, 2010.(3)

(6)(e)	Renewal of Investment Management Agreement, dated May 25, 2011.(5)

(6)(f)	Renewal of Investment Management Agreement, dated May 23, 2012.(5)

(6)(g)	Renewal of Investment Management Agreement, dated July 29, 2013.(5)

(6)(h)	Investment Sub-Advisory Agreement, dated December 31, 2010.(4)

6(i)	Notice of Continuance of Investment Sub-Advisory Agreement, dated August 1, 2012.(5)

(6)(j)	Notice of Continuance of Investment Sub-Advisory Agreement, dated August 1, 2013.(5)

(8)	Deferred Compensation Plan for Independent Directors and Trustees, as Amended and Restated Effective January 1, 2013.(5)

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005.(1)

(9)(b)	Appendix A to Custodian Agreement, updated as of May 9, 2013.(5)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(12)(b)	Form of Opinion and Consent of K&L Gates LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.(1)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated June 10, 2013 is filed herewith.

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herewith and appears following the Joint Proxy Statement/Prospectus included in this registration statement.

C-3

(1)	Filed on November 20, 2009 with Registrant’s Registration Statement on Form N-2 (File No. 333-163256) and incorporated by reference herein.
(2)	Filed on January 14, 2010 with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-163256) and incorporated by reference herein.
(3)	Filed on November 3, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-170311) and incorporated by reference herein.
(4)	Filed on January 13, 2011 with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-170311) and incorporated by reference herein.
(5)	Filed on August 30, 2013 with Registrant’s Registration Statement on Form N-14 (File No. 333-190942) and incorporated by reference herein.

Item 17.  Undertakings.

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the SEC following the closing of the Reorganizations.

C-4

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago and the State of Illinois, on the 10th day of October, 2013.

NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		October 10, 2013

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		October 10, 2013

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Robert P. Bremner*	Trustee	)
)
Jack B. Evans*	Trustee	)	By: /s/ Mark L. Winget Mark L. Winget Attorney-in-Fact October 10, 2013
)
William C. Hunter*	Trustee	)
)
David J. Kundert*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Thomas S. Schreier, Jr.*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Virginia L. Stringer*	Trustee	)
)
Terence J. Toth*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16 and incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
11	Opinion and Consent of Counsel.

12(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus.

12(b)	Form of Opinion and Consent of K&L Gates LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

14	Consent of Independent Auditor.

16	Powers of Attorney.